UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 1-K

ANNUAL REPORT PURSUANT TO REGULATION A

For the fiscal year ended:

December 31, 2019

RSE COLLECTION, LLC
(Exact name of issuer as specified in its charter)

Delaware	37-1835270
State of other jurisdiction of incorporation or Organization	(I.R.S. Employer Identification No.)

250 LAFAYETTE STREET, 2nd FLOOR, NEW YORK, NY 10012

(Full mailing address of principal executive offices)

(347) 952-8058
(Issuer’s telephone number, including area code)

www.rallyrd.com
(Issuer’s website)

Series #69BM1 membership interests; Series #85FT1 membership interests; Series #88LJ1 membership interests; Series #55PS1 membership interests; Series #95BL1 membership interests; Series #89PS1 membership interests;  Series #90FM1 membership interests;  Series #83FB1 membership interests;  Series #98DV1 membership interests;  Series #93XJ1 membership interests;  Series #06FS1 membership interests;  Series #02AX1 membership interests;  Series #99LE1 membership interests;  Series #91MV1 membership interests;  Series #92LD1 membership interests;  Series #94DV1 membership interests;  Series #00FM1 membership interests;  Series #72MC1 membership interests;  Series #06FG1 membership interests;  Series #11BM1 membership interests;  Series #80LC1 membership interests;  Series #02BZ1 membership interests;  Series #88BM1 membership interests;  Series #63CC1 membership interests;  Series #76PT1 membership interests;  Series #75RA1 membership interests;  Series #65AG1 membership interests;  Series #93FS1 membership interests;  Series #61JE1 membership interests;  Series #90MM1 membership interests;  Series #65FM1 membership interests;  Series #88PT1 membership interests;  Series #94LD1 membership interests;  Series #99SS1 membership interests;  Series #94FS1 membership interests;  Series #61MG1 membership interests;  Series #92CC1 membership interests;  Series #89FT1 membership interests;  Series #80PN1 membership interests;  Series #89FG2 membership interests;  Series #88LL1 membership interests

(Securities issued pursuant to Regulation A)

Table of Contents

MASTER SERIES TABLE2

Item 1. Description of Business28

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operation31

Item 3. Directors, Executive Officers, and Significant Employees62

Item 4. Security Ownership of Management and Certain Security holders65

Item 5. Related Party Transactions68

Item 6. Other Significant Information69

Item 7.  Financial Statements for the Fiscal Years EndED December 31, 2019 and 2018F-1

EXHIBIT INDEX III-1

In this Annual Report, references to “we,” “us,” “our,” “RSE Collection,” or the “Company” mean RSE Collection, LLC, a Delaware series limited liability company.

THIS ANNUAL REPORT MAY CONTAIN FORWARD-LOOKING STATEMENTS AND INFORMATION RELATING TO, AMONG OTHER THINGS, THE COMPANY, ITS BUSINESS PLAN AND STRATEGY, AND ITS INDUSTRY. THESE FORWARD-LOOKING STATEMENTS ARE BASED ON THE BELIEFS OF, ASSUMPTIONS MADE BY, AND INFORMATION CURRENTLY AVAILABLE TO THE COMPANY’S MANAGEMENT. WHEN USED IN THE OFFERING MATERIALS, THE WORDS “ESTIMATE,” “PROJECT,” “BELIEVE,” “ANTICIPATE,” “INTEND,” “EXPECT” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. THESE STATEMENTS REFLECT MANAGEMENT’S CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE THE COMPANY’S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTAINED IN THE FORWARD-LOOKING STATEMENTS. INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE ON WHICH THEY ARE MADE.

MASTER SERIES TABLE

The master series table below, referred to at times as the “Master Series Table,” shows key information related to each series. This information will be referenced in the following sections when referring to the Master Series Table.

Series / Series Name	Qualification Date	Underlying Asset	Offering Price per Interest	Minimum Offering Size	Maximum Offering Size	Agreement Type	Opening Date (1)	Closing Date (1)	Status	Sourcing Fee	Minimum Membership Interests (2)	Maximum Membership Interests (2)	Comments
#77LE1 / Series #77LE1		1977 Lotus Esprit S1	$38.85	$77,700		Upfront Purchase	11/17/2016	4/13/2017	Closed	$3,443	2000

• Acquired Underlying Asset for $69,400 on 10/03/2016
• Acquisition financed through a $69,400 loan from an officer of the Manager
• $77,700 Offering closed on 04/13/2017 and the loan plus $241 of accrued interest and other obligations were repaid with the proceeds
• (3) (5)

#69BM1 / Series Boss Mustang	8/10/2017	1969 Ford Mustang Boss 302	$57.50	$115,000		Upfront Purchase	11/20/2017	2/7/2018	Closed	$2,986	2000

• Acquired Underlying Asset for $102,395 on 10/31/2016 financed through a $5,000 down-payment by the Manager and a $97,395 loan from an officer of the Manager
• $115,000 Offering closed on 02/07/2018 and the loan plus $821 of accrued interest and other obligations were repaid with the proceeds
• (3)

#85FT1 / Series Ferrari Testarossa	9/14/2017	1985 Ferrari Testarossa	$82.50	$165,000	Upfront Purchase	11/23/2017	2/15/2018	Closed	($17,859)	2000

• Acquired Underlying Asset for $172,500 on 06/01/2017 financed through a $47,500 loan from an officer of the Manager and $125,000 loan from J.J. Best Banc & Co (3rd Party Lender)
• $165,000 Offering closed on 02/15/2018 and all loans plus accrued interest of $401 and $5,515 and other obligations were repaid with the proceeds
• (3)

#88LJ1 / Series Lamborghini Jalpa	9/14/2017	1988 Lamborghini Jalpa	$67.50	$135,000	Upfront Purchase	2/9/2018	4/12/2018	Closed	$578	2000

• Acquired Underlying Asset for $127,176 on 11/23/2016 financed through a $7,500 down-payment by the Manager and a $119,676 loan from an officer of the Manager
• $135,000 Offering closed on 04/12/2018 and the loan plus $1,126 of accrued interest was repaid with the proceeds
• (3)

#55PS1 / Series Porsche Speedster	9/14/2017	1955 Porsche 356 Speedster	$212.50	$425,000	Purchase Option Agreement	4/2/2018	6/6/2018	Closed	($3,357)	2000

• Purchase option agreement to acquire Underlying Asset for $405,000 entered on 07/01/2017
• At the time of the agreement there was a $30,000 non-refundable upfront fee that was financed through a $20,000 loan by an officer of the Manager and a $10,000 down-payment by the Manager
• Subsequently a $100,000 refundable upfront fee was made and financed through a loan to the Company from an officer of the Manager and a payment of $155,000 was made and financed through a payment by the Manager
• $425,000 Offering closed on 06/06/2018 and all obligations under the purchase option agreement and other obligations were repaid with the proceeds to finalize the purchase
• (3)

#95BL1 / Series BMW M3 Lightweight	5/24/2018	1995 BMW E36 M3 Lightweight	$59.25	$118,500	Upfront Purchase	6/1/2018	7/12/2018	Closed	($444)	2000

• Acquired Underlying Asset for $112,500 on 03/28/2018 financed through a $22,500 non-interest-bearing down-payment by Manager, $10,000 loan from an officer of the Manager and an $80,000 loan from J.J. Best & Company (3rd Party Lender)
• $118,500 Offering closed on 07/12/2018 and all loans and other obligations were repaid with the proceeds
• (3)

#89PS1 / Series Porsche 911 Speedster	7/20/2018	1989 Porsche 911 Speedster	$82.50	$165,000	Purchase Option Agreement	7/23/2018	7/31/2018	Closed	$1,771	2000

• Purchase Option Agreement to acquire Underlying Asset for $160,000 entered on 6/21/2018
• Consideration to Asset Seller paid $61,000 in cash (38% of consideration) and the remainder ($99,000) in Interests in the Series #89PS1 issued to the Asset Seller at the closing of the Offering
•$165,000 Offering closed on 7/31/2018 and payments made by the Manager and other obligations were paid through the proceeds to finalize the purchase
• (3)

#90FM1 / Series Ford Mustang 7-Up Edition	7/20/2018	1990 Ford Mustang 7Up Edition	$8.25	$16,500	Purchase Option Agreement	7/24/2018	7/31/2018	Closed	$464	2000

• Purchase Option Agreement to acquire Underlying Asset from the Asset Seller, an affiliate of the Company for $14,500 entered on 06/15/2018
• Consideration to Asset Seller paid $10,375 in cash (72% of consideration) and the remainder ($4,125) in Interests in the Series #90FM1 issued to the Asset Seller at the closing of the Offering
• $16,500 Offering closed on 07/31/2018 and payments made by the Manager and other Obligations were paid through the proceeds to finalize the purchase
• (3)

#83FB1 / Series Ferrari 512	3/29/2018	1983 Ferrari 512 BBi	$70.00	$350,000	Purchase Option Agreement	7/23/2018	9/5/2018	Closed	$9,162	5000

• Purchase option agreement to acquire Underlying Asset for $330,000 entered on 10/30/2017
• $350,000 Offering closed on 09/05/2018 and all obligations under the purchase option agreement and other obligations were repaid with the proceeds to finalize the purchase
• (3)

#98DV1 / Series Dodge Viper GTS-R	9/17/2018	1998 Dodge Viper GTS-R	$65.00	$130,000	Upfront Purchase	9/27/2018	10/10/2018	Closed	$2,314	2000

• Acquired Underlying Asset for $120,000 on 06/28/2018 financed through a $40,000 non-interest-bearing down-payment by Manager and a $80,000 loan from an officer of the Manager
• $130,000 Offering closed on 10/10/2018 and the loan plus accrued interest and other obligations were paid through the proceeds
• (3)

#06FS1 / Series Ferrari F430 Spider	9/17/2018	2006 Ferrari F430 Spider "Manual"	$39.80	$199,000	Purchase Option Agreement	10/12/2018	10/19/2018	Sold	$774	5000

• Purchase option agreement to acquire Underlying Asset for $192,500 entered on 10/05/2018
• $199,000 Offering closed on 10/19/2018 and all obligations under the purchase option agreement and other obligations repaid with the proceeds to finalize the purchase
• $227,500 acquisition offer for 2006 Ferrari F430 Spider "Manual" accepted on 05/10/2019 with subsequent cash distribution to the Investors and dissolution of the Series upon payment of currently outstanding tax liabilities
• (3)

#93XJ1 / Series Jaguar XJ220	3/29/2018	1993 Jaguar XJ220	$99.00	$495,000	Purchase Option Agreement	8/22/2018	11/6/2018	Closed	($7,373)	5000

• Purchase option agreement to acquire Underlying Asset for $460,000 entered on 12/15/2017
• Down-payment of $170,000 on 03/02/2018, financed through a $25,000 loan from an officer of the Manager and a $145,000 loan from an affiliate of the Manager
• The $145,000 loan from an affiliate of the Manager plus $4,767 of accrued interest was subsequently repaid on 07/03/2018 and replaced by a $145,000 non-interest-bearing payment from the Manager
• Final payment of $290,000 on 08/02/2018 financed through a non-interest-bearing payment from the Manager
• In addition to the acquisition of the Series, the proceeds from the Offering were used to finance $26,500 of refurbishments to the Underlying Asset
• $495,000 Offering closed on 11/06/2018 and the Series repaid the non-interest-bearing payments made to the Company by the Manager and other obligations through the proceeds
• (3)

#02AX1 / Series Acura NSX-T	11/16/2018	2002 Acura NSX-T	$54.00	$108,000	Upfront Purchase	11/16/2018	11/30/2018	Closed	$1,944	2000

• Acquired Underlying Asset for $100,000 on 09/19/2018 financed through a loan from an officer of the Manager
• $108,000 Offering closed on 11/30/2018 and the loan plus accrued interest and other obligations were paid through the proceeds
• (3)

#99LE1 / Series Lotus Sport 350	11/16/2018	1999 Lotus Esprit Sport 350	$34.75	$69,500	Upfront Purchase	11/23/2018	12/4/2018	Closed	$1,770	2000

• Acquired Underlying Asset for $62,100 on 10/12/2018 financed through a loan from an officer of the Manager
• $69,500 Offering closed on 12/04/2018 and the loan plus accrued interest and other obligations were paid through the proceeds
• (3)

#91MV1 / Series Mitsubishi VR4	11/16/2018	1991 Mitsubishi 3000GT VR4	$19.00	$38,000	Upfront Purchase	11/28/2018	12/7/2018	Closed	$600	2000

• Acquired Underlying Asset for $33,950 on 10/15/2018 financed through a non-interest-bearing payment by the Manager
• $38,000 Offering closed on 12/7/2018 and payment made by the Manager and other obligations were paid through the proceeds
• (3)

#92LD1 / Series Lancia Martini 5	11/16/2018	1992 Lancia Delta Integrale Evo "Martini 5"	$55.00	$165,000	Upfront Purchase	12/7/2018	12/26/2018	Closed	$2,219	3000

• Acquired Underlying Asset for $146,181 on 10/09/2018 financed through a non-interest-bearing payment from the Manager
• $165,000 Offering closed on 12/26/2018 and payment made by the Manager and other obligations were paid through the proceeds
• (3)

#94DV1 / Series Dodge Viper RT/10	11/16/2018	1994 Dodge Viper RT/10	$28.75	$57,500	Purchase Option Agreement	12/11/2018	12/26/2018	Closed	$1,841	2000

• Purchase option agreement to acquire Underlying Asset for $52,500 entered on 10/05/2018
• Payment of $52,500 on 10/29/2018 financed through a non-interest-bearing payment by the Manager
• $57,500 Offering closed on 12/26/2018 and all obligations under the purchase option agreement and other obligations repaid with the proceeds
• (3)

#00FM1 / Series Ford Mustang Cobra R	12/6/2018	2000 Ford Mustang Cobra R	$24.75	$49,500	Upfront Purchase	12/21/2018	1/4/2019	Sold	$862	2000

• Acquired Underlying Asset for $43,000 on 10/12/2018 financed through a non-interest-bearing payment from the Manager
• $49,500 Offering closed on 01/04/2019 and payment made by the Manager and other obligations were paid through the proceeds
• $60,000 acquisition offer for 2000 Ford Mustang Cobra R accepted on 04/15/2019 with subsequent cash distribution to the Investors and dissolution of the Series upon payment of currently outstanding tax liabilities
• (3)

#72MC1 / Series Mazda Cosmo Sport	12/6/2018	1972 Mazda Cosmo Sport Series II	$62.25	$124,500	Purchase Option Agreement	12/28/2018	1/4/2019	Closed	$2,474	2000

• Purchase Option Agreement to acquire Underlying Asset for $115,000, entered on 11/05/2018
• Consideration to Asset Seller paid $65,200 in cash (57% of consideration) and the remainder ($49,800) in Interests in the Series #72MC1 issued to the Asset Seller at the closing of the Offering
• $124,500 Offering closed on 01/04/2019 and payments made by the Manager and other Obligations were paid through the proceeds to finalize the purchase
• (3)

#06FG1 / Series Ford GT	12/6/2018	2006 Ford GT	$64.00	$320,000	Purchase Agreement	12/14/2018	1/8/2019	Closed	$3,198	5000

• Purchase agreement to acquire the Underlying Asset for $309,000 entered on 10/23/2018
• Down-payment of $20,000 on 10/26/2018 and final payment of $289,000 on 12/12/2018 were made and financed through non-interest-bearing payments from the Manager
• $320,000 Offering closed on 01/08/2019 and all obligations under the purchase agreement and other obligations repaid with the proceeds
• (3)

#11BM1 / Series BMW 1M	12/6/2018	2011 BMW 1M	$42.00	$84,000	Purchase Option Agreement	1/8/2019	1/25/2019	Closed	$517	2000

• Purchase option agreement to acquire Underlying Asset for $78,500 entered on 10/20/2018
• Down-payment of $7,850 on 10/26/2018 and final payment of $70,650 on 01/25/2019 were made and financed through non-interest-bearing payments from the Manager
• $84,000 Offering closed on 01/25/2019 and all obligations under the purchase option agreement and other obligations repaid with the proceeds
• (3)

#80LC1 / Series Lamborghini Countach LP400 S Turbo	9/17/2018	1980 Lamborghini Countach LP400 S Turbo	$127.00	$635,000	Purchase Option Agreement	1/17/2019	2/8/2019	Closed	$9,216	5000

• Purchase Option Agreement to acquire Underlying Asset for $610,000, entered on 08/01/2018
• Consideration to Asset Seller paid $562,375 in cash (92% of consideration) and the remainder ($47,625) in Interests in the Series #80LC1 issued to the Asset Seller at the closing of the Offering
• Down payment of $60,000 on 08/10/2018 and final payment of $502,375 on 09/13/2018 were made and financed through non-interest-bearing payments from the Manager
• $635,000 Offering closed on 02/08/2019 and payments made by the Manager and other Obligations were paid through the proceeds
• (3)

#02BZ1 / Series BMW Z8	12/6/2018	2002 BMW Z8	$65.00	$195,000	Purchase Agreement	1/6/2019	2/8/2019	Closed	$2,620	3000

• Purchase agreement to acquire Underlying Asset for $185,000 entered on 10/18/2018
• Down-payment of $18,500 on 10/18/2018 and final payment of $166,500 on 12/12/2018 were made and financed through non-interest-bearing payments from the Manager
• $195,000 Offering closed on 02/08/2019 and all obligations under the purchase agreement and other obligations repaid with the proceeds
• (3)

#88BM1 / Series BMW E30 M3	12/6/2018	1988 BMW E30 M3	$47.00	$141,000	Upfront Purchase	1/11/2019	2/25/2019	Closed	$226	3000

• Acquired Underlying Asset for $135,000 on 11/18/2018 financed through a non-interest-bearing payment from the Manager
• $141,000 Offering closed on 02/25/2019 and payment made by the Manager and other obligations were paid through the proceeds
• (3)

#63CC1 / Series Corvette Split Window	3/6/2019	1963 Chevrolet Corvette Split Window	$63.00	$126,000	Upfront Purchase	3/8/2019	3/18/2019	Closed	$1,553	2000

• Acquired Underlying Asset for $120,000 on 11/21/2018 financed through a non-interest-bearing payment from the Manager
• $126,000 Offering closed on 03/18/2019 and payment made by the Manager and other obligations were paid through the proceeds
• (3)

#76PT1 / Series Porsche Turbo Carrera	3/6/2019	1976 Porsche 911 Turbo Carrera	$63.30	$189,900	Upfront Purchase	3/15/2019	3/22/2019	Closed	$1,793	3000

• Acquired the Underlying Asset for $179,065 on 12/5/2018 financed through a non-interest-bearing payment from the Manager
• $189,900 Offering closed on 03/22/2019 and payment made by the Manager and other obligations were paid through the proceeds
• (3)

#75RA1 / Series Renault Alpine A110	3/6/2019	1975 Renault Alpine A110 1300	$28.00	$84,000	Purchase Agreement	3/29/2019	4/9/2019	Closed	$3,732	3000

• Purchase agreement to acquire the Underlying Asset for $75,000 entered on 12/22/2018
• Down-payment of $7,500 on 01/11/2019 and final payment of $67,500 on 03/27/2019 were made and financed through non-interest-bearing payments from the Manager
• $84,000 Offering closed on 04/09/2019 and payments made by the Manager and other obligations were paid through the proceeds
• (3)

#65AG1 / Series Alfa Romeo Giulia SS	3/6/2019	1965 Alfa Romeo Giulia Sprint Speciale	$89.25	$178,500	Upfront Purchase	4/5/2019	4/16/2019	Closed	$1,903	2000

• Acquired Underlying Asset for $170,000 on 11/29/2018 financed through a non-interest-bearing payment from the Manager
• $178,500 Offering closed on 04/16/2019 and payments made by the Manager and other obligations were paid through the proceeds
• (3)

#93FS1 / Series Ferrari 348TS SS	3/6/2019	1993 Ferrari 348TS Serie Speciale	$68.75	$137,500	Purchase Option Agreement	4/12/2019	4/22/2019	Closed	$1,272	2000

• Purchase option agreement to acquire the Underlying Asset for $130,000 entered on 01/14/2019
• Down-payment of $10,000 on 01/22/2019 and final payment of $120,000 on 04/20/2019 were made and financed through non-interest-bearing payments from the Manager
• $137,500 Offering closed on 04/22/2019 and all obligations under the purchase option agreement and other obligations repaid with the proceeds
• (3)

2003 Porsche 911 GT2					Cancelled / Underlying Asset Sold Pre-Offering

• Purchase option agreement, to acquire the Underlying Asset for $137,000, entered on 10/24/2018
• Down-payment of $13,500 on 10/26/2018 and payment of 123,500 on 01/28/2019 were made and financed through non-interest-bearing payments from the Manager
• $110,000 acquisition offer for 2003 Porsche 911 GT2 accepted on 04/17/2019, prior to the launch of the offering (the Underlying Asset was never transferred to a Series). Subsequent loss on sale incurred by the Manager and cancellation of the previously anticipated offering.

#61JE1 / Series Jaguar E-Type	3/6/2019	1961 Jaguar E-Type	$82.00	$246,000	Upfront Purchase	4/19/2019	4/26/2019	Closed	$3,858	3000

• Acquired Underlying Asset for $235,000 on 12/22/2018 financed through a $235,000 non-interest-bearing payment from the Manager
• $246,000 Offering closed on 04/26/2019 and payments made by the Manager and other obligations were paid through the proceeds
• (3)

#90MM1 / Series Mazda Miata	3/6/2019	1990 Mazda Miata MX-5	$5.32	$26,600	Purchase Option Agreement	4/17/2019	4/26/2019	Closed	$918	5000

• Purchase option agreement to acquire the Underlying Asset for $22,000 entered on 01/23/2019
• Underlying Asset was acquired on 03/30/2019 with payment of $22,000 financed through a non-interest-bearing payment from the Manager
• $26,600 Offering closed on 04/26/2019 and all obligations under the purchase option agreement and other obligations repaid with the proceeds
• (3)

#65FM1 / Series Mustang Fastback	3/6/2019	1965 Ford Mustang 2+2 Fastback	$41.25	$82,500	Purchase Agreement	5/3/2019	7/18/2019	Closed	$1,966	2000

• Purchase agreement to acquire Underlying Asset for $75,000 entered on 12/04/2018
• Down-payment of $20,000 on 12/14/2018, additional payment of $20,000 on 01/08/2019 and final payment of $35,000 on 03/12/2019 were made and financed through non-interest-bearing payments from the Manager
• $82,5000 Offering closed on 07/18/2019 and payments made by the Manager and other obligations were paid through the proceeds
• (3)

#88PT1 / Series Porsche 944 Turbo S	11/16/2018	1988 Porsche 944 Turbo S	$30.00	$66,000	Purchase Option Agreement	5/10/2019	7/18/2019	Closed	($2,214)	2200

• Purchase option agreement to acquire the Underlying Asset for $59,635 entered on 04/26/2019
• Down-payment of $12,069 on 04/30/2019 with payment of $47,565 were made on 7/1/2019 were financed through non-interest-bearing payments from the Manager
• $66,600 Offering closed on 07/18/2019 and all obligations under the purchase option agreement and other obligations repaid with the proceeds
• (3)

#94LD1 / Series Lamborghini Diablo Jota	12/6/2018	1994 Lamborghini Diablo SE30 Jota	$119.50	$597,500	Purchase Agreement	7/12/2019	8/6/2019	Closed	$11,251	5000

• Purchase agreement to acquire Underlying Asset for $570,000 entered on 10/09/2018
• Downpayment of $57,000 on 10/26/2018, additional payment of $43,000 on 12/28/2018 and final payment of $470,000 on 02/15/2019 were made and financed through non-interest-bearing payments from the Manager
• $597,500 Offering closed on 08/06/2019 and payments made by the Manager and other obligations were paid through the proceeds
• (3)

#99SS1 / Series Shelby Series 1	8/9/2019	1999 Shelby Series 1	$137.50	$137,500	Upfront Purchase	9/4/2019	9/11/2019	Closed	$1,815	1000

• Acquired Underlying Asset for $126,575 on 04/29/2019 financed through a non-interest-bearing payment from the Manager
• $137,500 Offering closed on 09/12/2019 and payments made by the Manager and other obligations were paid through the proceeds
• (3)

#94FS1 / Series Ferrari 348 Spider	8/9/2019	1994 Ferrari 348 Spider	$72.50	$145,000	Purchase Agreement	9/12/2019	9/17/2019	Closed	$669	2000

• Purchase option agreement to acquire the Underlying Asset for $135,399 entered on 04/26/2019
• Downpayment of $13,500 on 04/29/2019, additional payment of $350 on 06/17/2019 and final payment of $121,549 on 07/05/2019 were made and financed through non-interest-bearing payments from the Manager
• $145,000 Offering closed on 09/17/2019 and payments made by the Manager and other Obligations were paid through the proceeds
• (3)

#61MG1 / Series Maserati 3500GT	3/6/2019	1961 Maserati 3500GT	$68.00	$340,000	Purchase Agreement	9/20/2019	9/30/2019	Closed	$4,613	5000

• Purchase agreement to acquire the Underlying Asset for $325,000 entered on 12/04/2018
• Down-payment of $32,500 on 12/14/2018 and final payment of $292,500 on 04/05/2019 were made and financed through non-interest-bearing payments from the Manager
• $340,000 Offering closed on 09/30/2019 and payments made by the Manager and other Obligations were paid through the proceeds
• (3)

#92CC1 / Series Corvette ZR1	8/9/2019	1992 Chevrolet Corvette ZR1	$26.25	$52,500	Purchase Option Agreement	9/27/2019	10/2/2019	Closed	$2,875	2000

• Purchase option agreement to acquire the Underlying Asset for $45,000 entered on 04/29/2019
• Underlying Asset was acquired on 07/02/2019 with payment of $45,000 financed through a non-interest-bearing payment from the Manager
• $52,500 Offering closed on 10/2/2019 and payments made by the Manager and other Obligations were paid through the proceeds
• (3)

#89FT1 / Series Ferrari Testarossa	8/9/2019	1989 Ferrari Testarossa	$45.00	$180,000	Purchase Option Agreement	10/4/2019	10/11/2019	Closed	($400)	4000

• Purchase option agreement to acquire Underlying Asset for $172,500 entered on 3/20/2019
• Underlying Asset was acquired on 06/10/2019 with payment of $172,500 financed through a non-interest-bearing payment from the Manager
• $180,000 Offering closed on 10/11/2019 and payments made by the Manager and other Obligations were paid through the proceeds
• (3)

#80PN1 / Series 1980 Porsche 928	10/23/2019	1980 Porsche 928	$9.60	$48,000	Upfront Purchase	11/1/2019	11/6/2019	Closed	($4,030)	5000

• Acquired Underlying Asset for $45,750 on 10/21/2019 through a non-interest-bearing payment by the Manager
• $48,000 Offering closed on 11/6/2019 and payments made by the Manager and other Obligations were paid through the proceeds
• (3)

#89FG2 / Series 1989 Ferrari 328 II	10/23/2019	1989 Ferrari 328 GTS	$75.00	$127,500	Upfront Purchase	11/8/2019	11/14/2019	Closed	$1,719	1700

• Acquired Underlying Asset for $118,500 on 10/29/2019 through a non-interest-bearing payment by the Manager
• $127,500 Offering closed on 11/14/2019 and payments made by the Manager and other Obligations were paid through the proceed
• (3)

#88LL1 / Series Lamborghini LM002	8/9/2019	1988 Lamborghini LM002	$146.00	$292,000	Purchase Option Agreement	11/18/2019	12/8/2019	Closed	$3,115	2000

• Purchase option agreement to acquire Underlying Asset for $275,000 entered on 3/22/2019
• Downpayment of $27,500 on 4/3/2019 and final payment of $247,500 on 05/7/2019 were made and financed through non-interest-bearing payments from the Manager
• $292,000 Offering closed on 12/08/2019 and payments made by the Manager and other Obligations were paid through the proceed
• (3)

1990 Mercedes 190E 2.5-16 Evo II						Cancelled / Underlying Asset Sold Pre-Offering

• Acquired Underlying Asset for $251,992 on 11/02/2018 through a non-interest-bearing payment by the Manager
• $235,000 acquisition offer for 1990 Mercedes 190E 2.5-16 Evo II  accepted on 01/31/2020, prior to the launch of the offering (the Underlying Asset was never transferred to a Series). Subsequent loss on sale incurred by the Manager and cancellation of the previously anticipated offering.

#82AV1 / Series Aston Martin Oscar India	3/6/2019	1982 Aston Martin V8 Vantage Oscar India	$148.75	$238,000	$297,500	Upfront Purchase	Q2 2020 or Q3 2020	Q2 2020 or Q3 2020	Upcoming	$3,911	1600	2000	• Acquired Underlying Asset for $285,000 on 12/10/2018 through a non-interest-bearing payment from the Manager
#03SS1 / Series Saleen S7	12/9/2019	2003 Saleen S7	$125.00	$300,000	$375,000	Upfront Purchase	Q2 2020 or Q3 2020	Q2 2020 or Q3 2020	Upcoming	$29,638	2400	3000	• Acquired Underlying Asset for $330,000 on 12/22/2019 financed through a non-interest-bearing payment from the Manager
#72FG2 / Series 2 Ferrari 365 GTC/4	8/9/2019	1972 Ferrari 365 GTC/4	$98.33	$236,000	$295,000	Purchase Agreement	Q2 2020 or Q3 2020	Q2 2020 or Q3 2020	Upcoming	$6,038	2400	3000

• Purchase agreement to acquire the Underlying Asset for $275,000 entered on 05/13/2019 with expiration on 07/13/2019
• Down-payment of $27,500 on 06/4/2019 and final payment of $247,500 on 10/11/2019 were made and financed through non-interest-bearing payments from the Manager

#95FF1 / Series Ferrari 355 Spider	12/9/2019	1995 Ferrari 355 Spider	$60.00	$96,000	$120,000	Upfront Purchase	Q2 2020 or Q3 2020	Q2 2020 or Q3 2020	Upcoming	$4,500	1600	2000	• Acquired Underlying Asset for $105,000 on 11/20/2019 financed through a non-interest-bearing payment from the Manager
#82AB1 / Series Alpina B6	11/16/2018	1982 Alpina B6 2.8	$58.86	$103,600	$129,500	Purchase Option Agreement	Q2 2020 or Q3 2020	Q2 2020 or Q3 2020	Upcoming	$13,110	1760	2200	• Negotiations for a purchase option agreement to acquire Underlying Asset ongoing • (4)
#12MM1 / Series McLaren MP4-12C	3/6/2019	2012 McLaren MP4-12C	$62.50	$100,000	$125,000	Purchase Option Agreement	Q2 2020 or Q3 2020	Q2 2020 or Q3 2020	Upcoming	$5,794	1600	2000	• Negotiations for a purchase option agreement to acquire Underlying Asset ongoing • (4)
#55MG1 / Series Mercedes 300SL	8/9/2019	1955 Mercedes-Benz 300SL	$1,250.00	$1,000,000	$1,250,000	Purchase Option Agreement	Q2 2020 or Q3 2020	Q2 2020 or Q3 2020	Upcoming	$16,325	800	1000	• Negotiations for a purchase option agreement to acquire Underlying Asset ongoing • (4)
#65PT1 / Series Porsche 356 SC	8/9/2019	1965 Porsche 356 SC	$67.50	$108,000	$135,000	Purchase Option Agreement	Q2 2020 or Q3 2020	Q2 2020 or Q3 2020	Upcoming	$8,838	1600	2000	• Negotiations for a purchase option agreement to acquire Underlying Asset ongoing • (4)
#73FD1 / Series Ferrari Dino GTS	8/9/2019	1973 Ferrari 246 Dino GTS	$142.50	$228,000	$285,000	Purchase Option Agreement	Q2 2020 or Q3 2020	Q2 2020 or Q3 2020	Upcoming	$13,213	1600	2000	• Negotiations for a purchase option agreement to acquire Underlying Asset ongoing • (4)
#76FG1 / Series Ferrari 308 Vetroresina	8/9/2019	1976 Ferrari 308 GTB	$37.00	$148,000	$185,000	Purchase Option Agreement	Q2 2020 or Q3 2020	Q2 2020 or Q3 2020	Upcoming	$3,133	4000	5000	• Negotiations for a purchase option agreement to acquire Underlying Asset ongoing • (4)
#89NG1 / Series Nissan GT-R	8/9/2019	1989 Nissan GT-R Skyline	$26.67	$64,000	$80,000	Purchase Option Agreement	Q2 2020 or Q3 2020	Q2 2020 or Q3 2020	Upcoming	$3,900	2400	3000	• Negotiations for a purchase option agreement to acquire Underlying Asset ongoing • (4)

#90FF1 / Series Ferrari F40	8/9/2019	1990 Ferrari F40	$410.00	$984,000	$1,230,000	Purchase Option Agreement	Q2 2020 or Q3 2020	Q2 2020 or Q3 2020	Upcoming	$65,175	2400	3000	• Negotiations for a purchase option agreement to acquire Underlying Asset ongoing • (4)
#95BE1 / Series Bugatti EB110	8/9/2019	1995 Bugatti EB110	$170.00	$680,000	$850,000	Purchase Option Agreement	Q2 2020 or Q3 2020	Q2 2020 or Q3 2020	Upcoming	$49,525	4000	5000	• Negotiations for a purchase option agreement to acquire Underlying Asset ongoing • (4)
#67FG1 / Series 1967 Ferrari 330 GTC	9/11/2019	1967 Ferrari 330 GTC	$208.33	$500,000	$625,000	Purchase Option Agreement	Q2 2020 or Q3 2020	Q2 2020 or Q3 2020	Upcoming	$30,263	2400	3000	• Negotiations for a purchase option agreement to acquire Underlying Asset ongoing • (4)
#67CC1 / Series 1967 Chevrolet Corvette	9/11/2019	1967 Chevrolet Corvette 427/435 L71	$100.00	$160,000	$200,000	Purchase Option Agreement	Q2 2020 or Q3 2020	Q2 2020 or Q3 2020	Upcoming	$11,200	1600	2000	• Negotiations for a purchase option agreement to acquire Underlying Asset ongoing • (4)
#91GS1 / Series GMC Syclone	10/23/2019	1991 GMC Syclone	$7.90	$34,760	$43,450	Purchase Option Agreement	Q2 2020 or Q3 2020	Q2 2020 or Q3 2020	Upcoming	$5,653	4400	5500	• Negotiations for a purchase option agreement to acquire Underlying Asset ongoing • (4)
#87FF1 / Series Ferrari 412	1/0/1900	1987 Ferrari 412	$129.80	$114,224	$142,780	Purchase Option Agreement	Q2 2020 or Q3 2020	Q2 2020 or Q3 2020	Upcoming	$12,603	880	1100	• Negotiations for a purchase option agreement to acquire Underlying Asset ongoing • (4)
#67FS1 / Series Ford Shelby GT500	10/23/2019	1967 Ford Shelby GT500	$48.75	$156,000	$195,000	Purchase Option Agreement	Q2 2020 or Q3 2020	Q2 2020 or Q3 2020	Upcoming	$17,788	3200	4000	• Negotiations for a purchase option agreement to acquire Underlying Asset ongoing • (4)
#72PT1 / Series 1972 911S Targa	10/23/2019	1972 Porsche 911S Targa	$110.00	$176,000	$220,000	Purchase Option Agreement	Q2 2020 or Q3 2020	Q2 2020 or Q3 2020	Upcoming	$5,850	1600	2000	• Negotiations for a purchase option agreement to acquire Underlying Asset ongoing • (4)
#08TR1 / Series 2008 Tesla Signature 100 Roadster	10/23/2019	2008 Tesla Signature 100 Roadster	$20.00	$80,000	$100,000	Purchase Option Agreement	Q2 2020 or Q3 2020	Q2 2020 or Q3 2020	Upcoming	$17,950	4000	5000	• Negotiations for a purchase option agreement to acquire Underlying Asset ongoing • (4)

#63PT1 / Series Porsche 356 Super 90	10/23/2019	1963 Porsche 356 Super 90	$70.00	$123,200	$154,000	Purchase Option Agreement	Q2 2020 or Q3 2020	Q2 2020 or Q3 2020	Upcoming	$12,250	1760	2200	• Negotiations for a purchase option agreement to acquire Underlying Asset ongoing • (4)
#55MS1 / Series Mercedes 190SL	10/23/2019	1955 Mercedes-Benz 190SL	$97.50	$171,600	$214,500	Purchase Option Agreement	Q2 2020 or Q3 2020	Q2 2020 or Q3 2020	Upcoming	$6,288	1760	2200	• Negotiations for a purchase option agreement to acquire Underlying Asset ongoing • (4)
#67MS1 / Series Mercedes-Benz 250SL	10/23/2019	1967 Mercedes-Benz 250SL 5-Speed	$80.00	$128,000	$160,000	Purchase Option Agreement	Q2 2020 or Q3 2020	Q2 2020 or Q3 2020	Upcoming	$12,900	1600	2000	• Negotiations for a purchase option agreement to acquire Underlying Asset ongoing • (4)
#99FF1 / Series 1999 Ferrari F355	10/23/2019	1999 Ferrari 355	$62.50	$110,000	$137,500	Purchase Option Agreement	Q2 2020 or Q3 2020	Q2 2020 or Q3 2020	Upcoming	$6,763	1760	2200	• Negotiations for a purchase option agreement to acquire Underlying Asset ongoing • (4)
#69PN1 / Series 1969 Porsche 912	10/23/2019	1969 Porsche 912	$19.00	$76,000	$95,000	Purchase Option Agreement	Q2 2020 or Q3 2020	Q2 2020 or Q3 2020	Upcoming	$9,788	4000	5000	• Negotiations for a purchase option agreement to acquire Underlying Asset ongoing • (4)
#90FT1 / Series 1990 Ferrari Mondial t	10/23/2019	1990 Ferrari Mondial t	$41.25	$66,000	$82,500	Purchase Option Agreement	Q2 2020 or Q3 2020	Q2 2020 or Q3 2020	Upcoming	$5,256	1600	2000	• Negotiations for a purchase option agreement to acquire Underlying Asset ongoing • (4)
#91JX1 / Series Jaguar XJR-15	12/9/2019	1991 Jaguar XJR-15	$310.00	$1,240,000	$1,550,000	Purchase Option Agreement	Q2 2020 or Q3 2020	Q2 2020 or Q3 2020	Upcoming	$22,875	4000	5000	• Negotiations for a purchase option agreement to acquire Underlying Asset ongoing • (4)
#72FG1 / Series Ferrari 365 GTC/4		1972 Ferrari 365 GTC/4	$63.00	$276,000	$345,000	Purchase Option Agreement	Q2 2020 or Q3 2020	Q2 2020 or Q3 2020	Upcoming	$27,356	4380.8	5476	• Negotiations for a purchase option agreement to acquire Underlying Asset ongoing • (4)
#99FG1 / Series Ferrari 456M GT		1999 Ferrari 456M GT	$66.25	$116,600	$145,750	Purchase Option Agreement	Q2 2020 or Q3 2020	Q2 2020 or Q3 2020	Upcoming	$5,815	1760	2200	• Negotiations for a purchase option agreement to acquire Underlying Asset ongoing • (4)

#91DP1 / Series DeTomaso Pantera	1991 DeTomaso Pantera Si	$79.50	$318,000	$397,500	Purchase Option Agreement	Q2 2020 or Q3 2020	Q2 2020 or Q3 2020	Upcoming	$15,362	4000	5000	• Negotiations for a purchase option agreement to acquire Underlying Asset ongoing • (4)
#89FG1 / Series Ferrari 328 GTS	1989 Ferrari 328 GTS	$27.50	$88,000	$110,000	Purchase Option Agreement	Q2 2020 or Q3 2020	Q2 2020 or Q3 2020	Upcoming	$9,363	3200	4000	• Negotiations for a purchase option agreement to acquire Underlying Asset ongoing • (4)
#66AV1 / Series Aston Martin DB6 Vantage	1966 Aston Martin DB6 Vantage	$161.67	$388,000	$485,000	Purchase Option Agreement	Q2 2020 or Q3 2020	Q2 2020 or Q3 2020	Upcoming	$21,413	2400	3000	• Negotiations for a purchase option agreement to acquire Underlying Asset ongoing • (4)
#99LD1 / Series Lamborghini VT Roadster	1999 Lamborghini VT Roadster	$172.50	$276,000	$345,000	Purchase Option Agreement	Q2 2020 or Q3 2020	Q2 2020 or Q3 2020	Upcoming	$13,863	1600	2000	• Negotiations for a purchase option agreement to acquire Underlying Asset ongoing • (4)
#64AD1 / Series Aston Martin DB5	1964 Aston Martin DB5	$189.00	$756,000	$945,000	Purchase Option Agreement	Q2 2020 or Q3 2020	Q2 2020 or Q3 2020	Upcoming	$21,163	4000	5000	• Negotiations for a purchase option agreement to acquire Underlying Asset ongoing • (4)
#95FM1 / Series Ferrari 512 M	1995 Ferrari 512 M	$230.00	$368,000	$460,000	Purchase Option Agreement	Q2 2020 or Q3 2020	Q2 2020 or Q3 2020	Upcoming	$27,150	1600	2000	• Negotiations for a purchase option agreement to acquire Underlying Asset ongoing • (4)
#61JC1 / Series 1961 Jaguar E-Type Coupe	1961 Jaguar E-Type FHC	$65.00	$156,000	$195,000	Purchase Option Agreement	Q2 2020 or Q3 2020	Q2 2020 or Q3 2020	Upcoming	$11,288	2400	3000	• Negotiations for a purchase option agreement to acquire Underlying Asset ongoing • (4)
#94BE1 / Series 1994 Bugatti EB110 SS	1994 EB110 SS Dauer SportWagen S	$200.00	$800,000	$1,000,000	Purchase Option Agreement	Q2 2020 or Q3 2020	Q2 2020 or Q3 2020	Upcoming	$38,700	4000	5000	• Negotiations for a purchase option agreement to acquire Underlying Asset ongoing • (4)
#79PT1 / Series 1979 Porsche 930 Turbo	1979 Porsche 930 Turbo	$77.50	$124,000	$155,000	Purchase Option Agreement	Q2 2020 or Q3 2020	Q2 2020 or Q3 2020	Upcoming	$7,334	1600	2000	• Negotiations for a purchase option agreement to acquire Underlying Asset ongoing • (4)

#68CC1 / Series 1968 Chevrolet Corvette	1968 Chevrolet Corvette	$67.50	$108,000	$135,000	Purchase Option Agreement	Q2 2020 or Q3 2020	Q2 2020 or Q3 2020	Upcoming	$11,763	1600	2000	• Negotiations for a purchase option agreement to acquire Underlying Asset ongoing • (4)
#78MM1 / Series 1978 Maserati Merak	1978 Maserati Merak	$97.50	$78,000	$97,500	Purchase Option Agreement	Q2 2020 or Q3 2020	Q2 2020 or Q3 2020	Upcoming	$4,994	800	1000	• Negotiations for a purchase option agreement to acquire Underlying Asset ongoing • (4)
#81DD1 / Series 1981 DeLorean DMC-12	1981 DeLorean DMC-12	$24.00	$57,600	$72,000	Purchase Option Agreement	Q2 2020 or Q3 2020	Q2 2020 or Q3 2020	Upcoming	$5,019	2400	3000	• Negotiations for a purchase option agreement to acquire Underlying Asset ongoing • (4)
#98AX1 / Series 1998 Acura NSX	1998 Acura NSX	$110.00	$88,000	$110,000	Purchase Option Agreement	Q2 2020 or Q3 2020	Q2 2020 or Q3 2020	Upcoming	$7,363	800	1000	• Negotiations for a purchase option agreement to acquire Underlying Asset ongoing • (4)
#08MS1 / Series Mercedes-Benz SLR McLaren	2008 Mercedes-Benz SLR McLaren	$106.67	$256,000	$320,000	Purchase Option Agreement	Q2 2020 or Q3 2020	Q2 2020 or Q3 2020	Upcoming	$7,600	2400	3000	• Negotiations for a purchase option agreement to acquire Underlying Asset ongoing • (4)
#11FG1 / Series Ferrari 599 GTO	2011 Ferrari 599 GTO	$142.50	$456,000	$570,000	Purchase Option Agreement	Q2 2020 or Q3 2020	Q2 2020 or Q3 2020	Upcoming	$26,225	3200	4000	• Negotiations for a purchase option agreement to acquire Underlying Asset ongoing • (4)
#06FG2 / Series 2006 Ford GT Heritage	2006 Ford GT Heritage	$97.50	$312,000	$390,000	Purchase Option Agreement	Q2 2020 or Q3 2020	Q2 2020 or Q3 2020	Upcoming	$16,375	3200	4000	• Negotiations for a purchase option agreement to acquire Underlying Asset ongoing • (4)

Note: Gray shading represents Series for which no Closing of an Offering has occurred. Orange represents sale of Series’ Underlying Asset.

(1)If exact Offering dates (specified as Month Day, Year) are not shown, then expected Offering dates are presented.

(2)Interests sold in Series is limited to 2,000 “qualified purchasers” with a maximum of 500 non - “accredited investors.”

(3)Represents the actual Offering Size, number of Interests sold and fees at the Closing of the Offering.

(4)Values are based on current or anticipated negotiations of the terms of the respective purchase option agreements or purchase agreements and may be subject to change

(5)Interests in Series #77LE1 were issued under Rule 506(c) of Regulation D and were thus not qualified under the Company’s Offering Circular (as amended). All other Interests in Series of the Company were issued under Tier 2 of Regulation A+.

(1)

Item 1. Description of Business

Company History

The Company was formed August 24, 2016, to engage in the business of identification, acquisition, marketing and management of a collection of collectible automobiles (the “Automobile Assets” or the “Asset Class”). RSE Markets, Inc. is the manager of the Company (the “Manager”) and serves as the asset manager for the Automobile Assets owned by the Company and each underlying series (the “Asset Manager”).  The Company acquires Automobile Assets financed through non-interest-bearing payments from the Manager, loans from officers or affiliates of the Manager, other third-parties and through purchase options negotiated with third-parties or affiliates, and develops the financial, offering and other materials to begin offering interests in the Company’s series’. The Company issues membership interests (the “Interests”) in a number of separate individual series (each, an “Offering”) of the Company (each, a “Series”). The Series assets may be referred to herein, collectively, as (the "Underlying Assets"). A purchaser of Interests (an “Investor”) in any Series acquires a proportional share of income and liabilities as they pertain to a particular Series, and the sole assets and liabilities of any given Series at the time of an Offering related to that particular Series is a single Underlying Asset (plus any cash reserves for future operating expenses) as well as certain liabilities related to expenses pre-paid by the Asset Manager.  There will be a separate closing with respect to each Offering (each, a “Closing”). At the date of this filing, the Company has entered or plans to enter into the agreements and had closed the Offerings for sale of Series Interests, listed in the Master Series Table.

Description of the Business

The Company’s mission is to leverage technology and design, modern business models influenced by the sharing economy, and advancements in the financial regulatory environment to democratize the Asset Class. The Company aims to provide enthusiasts with access to the market by enabling them to create a diversified portfolio of equity Interests in the highest quality Automobile Assets through a seamless investment experience on the Rally Rd.TM platform (the “Platform”). As well, Investors will have the opportunity to participate in a unique collective ownership experience, including museum/retail locations and social events, as part of the “Membership Experience Programs,” as defined below.

The Company, with the support of the Manager and its affiliates and through the use of the Platform, aims to provide:

(i)Investors with access to the highest quality Automobile Assets for investment, portfolio diversification and secondary market liquidity for their Interests, through the liquidity platform (the “Liquidity Platform”) on the Platform, or otherwise, although there can be no guarantee that a secondary market will ever develop, through the Liquidity Platform, or otherwise, or that appropriate registrations to permit such secondary trading will ever be obtained.

(ii)Any individuals, dealers or auction company which owns an Underlying Asset prior to a purchase of an Underlying Asset by the Company in advance of a potential Offering or the Closing of an Offering from which proceeds are used to acquire the Underlying Asset (“Asset Sellers”) with greater market transparency and insights, lower transaction costs, increased liquidity, a seamless and convenient sale process, portfolio diversification and the ability to build equity positions in assets via the Interests issued to Asset Sellers in Offerings for Series Interest conducted through the Platform, as part of total purchase consideration to Asset Sellers.

(iii) All Platform users with a premium, highly curated, engaging Automobile Asset media experience, including “fantasy collecting” features. The investable assets on the Platform will be supplemented with “private” assets, which will be used to generate conversation, support the “fantasy collecting” component of the Platform and enable users to share personal sentiment on all types of assets.

(iv)All Platform users and others with opportunities to engage with the Underlying Assets in the Company’s collection through the Membership Experience Programs such as:

•Track-day events (e.g., driving experiences with professional drivers, collector car meet-ups, major auction presence);

•Visit & interact at Rally Rd.™ Museums (i.e., Open HQ, warehouse visits, pop-up shops with partner businesses, or “tents” at major auctions/events where users can view the Underlying Assets in person and interact with each other in a social environment);

•Asset sponsorship models (e.g. corporate sponsors or individuals pay for assets to appear in movies, commercials or at events); and

•Other asset-related products (e.g., merchandise, social networking, communities).

Competition

Although the Company’s business model is unique in the Asset Class, there is potentially significant competition for the Underlying Assets, which the Company securitizes through its Offerings, from many different market participants. While the majority of transactions continue to be peer-to-peer with very limited public information, other market players such as dealers and auction houses continue to play an increasing role.

Most of our current and potential competitors in the Asset Class, such as dealers and auction houses, have significantly greater financial, marketing and other resources than we do and may be able to devote greater resources sourcing the Automobile Assets that the Company competes for. In addition, almost all of these competitors, in particular the auction houses, have longer operating histories and greater name recognition than we do and are focused on a more established business model.

There are also start-up models around shared ownership of Automobile Assets, developing in the industry, which will result in additional competition for Automobile Assets, but so far none of these models focus on the regulated securities market.

With the continued increase in popularity in the Asset Class, we expect competition for Automobile Assets to intensify in future. Increased competition may lead to increased prices, which will reduce the potential value appreciation that Investors may be able to achieve by owning Interests in the Company’s Offerings and will decreased the number of high-quality assets the Company can securitize through the Platform.

In addition, there are companies that are developing crowd funding models for other alternative asset classes such as racehorses, wine or art, who may decide to enter the Asset Class as well.

Customers

We target the broader U.S. Asset Class enthusiast and the 83.1 million U.S. millennial market (based on 2015 figures by the U.S. Census Bureau) as our key customer bases. The customers of the Company are the Investors in each Series that has closed an Offering. As of the date of this filing, the Company has closed the Offerings highlighted in white in the Master Series Table.

Facilities

The Manager has leased space in one purpose built, secure, temperature-controlled storage facility in New Jersey for the purposes of storing the Underlying Assets in a highly controlled environment other than when some or all of the Underlying Assets are used in Membership Experience Programs or are otherwise being utilized for marketing or similar purposes. The facility used by the Company is monitored by staff approximately 40 hours per week and is under constant video surveillance. Each of the Underlying Assets in the collection are inspected and exercised appropriately on a regular basis according to the maintenance schedule defined for each Underlying Asset by the Asset Manager in conjunction with members of the Company’s advisory board. In addition to the storage facilities, as part of the Membership Experience Program, the Manager of the Company opened a showroom in New York City in 2019.

The Manager and the Asset Manager are located at 250 Lafayette Street, 2nd Floor, New York, NY 10012.

Employees

The Manager presently has fifteen full-time employees and three part-time contractors.  The Company does not have any employees.

Government Regulation

Regulation of the automobile industry varies from jurisdiction to jurisdiction and state to state. In any jurisdictions or states in which the Company operates, it may be required to obtain licenses and permits to conduct business, including dealer and sales licenses and titles and registrations issued by state and local regulatory authorities, and will be subject to local laws and regulations, including, but not limited to, import and export regulations, emissions standards, laws and regulations involving sales, use, value-added and other indirect taxes.

Claims arising out of actual or alleged violations of law could be asserted against the Company by individuals or governmental authorities and could expose the Company or each Series to significant damages or other penalties, including revocation or suspension of the licenses necessary to conduct business and fines.

Legal Proceedings

None of the Company, any Series, the Manager, the Asset Manager or any director or executive officer of the Manager is presently subject to any material legal proceedings

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operation

We are devoting substantially all our efforts to establishing our business and planned principal operations only commenced in late 2017. As such and because of the start-up nature of the Company’s and the Manager’s business the reported financial information herein will likely not be indicative of future operating results or operating conditions. Because of our corporate structure, we are in large part reliant on the Manager and its employees to grow and support our business. There are a number of key factors that will have large potential impacts on our operating results going forward including the Manager’s ability to:

-continue to source high quality collectible Underlying Assets at reasonable prices to securitize through the Platform;

-market the Platform and the Offerings in individual Series of the Company and attract Investors to the Platform to acquire the Interests issued by Series of the Company;

-find operating partners to support the regulatory and technology infrastructure necessary to operate the Platform;

-continue to develop the Platform and provide the information and technology infrastructure to support the issuance of Interests in Series of the Company; and

-find operating partners to manage the collection of Underlying Assets at a decreasing marginal cost per asset.

We have not yet generated any revenues directly attributable to the Company or any Series to date.  In addition, we do not anticipate the Company or any Series to generate any revenue in excess of costs associated with such revenues until 2021.

At the time of this filing all of the Series designated as closed in the Master Series Table have commenced operations, are capitalized and have assets and various Series have liabilities. All assets and liabilities related to the Series described in the Master Series Table will be the responsibility of the Series from the time of the Closing of the respective Offerings. All Series highlighted in gray or blue in the Master Series Table, have not had a Closing, but we have, or are in the process of launching these and subsequent Offerings for additional Series. Series whose Underlying Assets have been sold will subsequently be dissolved and are highlighted in orange in the Master Series Table.

Historical Investments in Underlying Assets

We provide investment opportunities in Automobile Assets to Investors through the Platform, financed through various methods including, loans from officers of the Manager or other third-parties, if we purchase an Underlying Asset prior to the Closing of an Offering, and through purchase option agreements negotiated with third-parties or affiliates, if we finance the purchase of an Underlying Asset with the proceeds of an Offering. Additional information can be found below and in the Master Series Table.

Year Ended December 31, 2018

During the year from January 1, 2018 through December 31, 2018 we have entered into the agreements and had Closings, as listed in the table below. We received multiple loans or payments from various parties to support the financing of the acquisition of the Underlying Assets, for which the details are listed in the table below. Such payments or loans have been or will be repaid from the proceeds of successful Series’ initial Offerings, if necessary. Upon completion of the Offering of each of the Series of Interests, it is proposed that each of these Series shall acquire their respective Underlying Assets for the aggregate consideration consisting of cash and Interests as the authorized officers of the Manager may determine in their reasonable discretion in accordance with the disclosures set forth in these Series’ Offering documents. In various instances, as noted in the table below, the Asset Seller is issued Interests in a particular Series as part of the total purchase consideration to the Asset Seller. In addition, there are instances where the Company finances an acquisition through the proceeds of the Offering, in the case of a purchase option, and as such requires no additional financing or only financing to make an initial down payment, as the case may be.

The Company incurred the “Acquisition Expenses,” which include transportation of the automobile assets to the Manager’s storage facility, pre-purchase inspection, pre-Offering refurbishment, and other costs detailed in the Manager’s allocation policy, listed in the table below, the majority of which are capitalized into the purchase prices of the various Underlying Assets during the year ended December 31, 2018. Acquisition Expenses such as interest expense on a loan to finance an acquisition or marketing expenses related to the promotional materials created for an Underlying Asset are not capitalized. The Acquisition Expenses are generally initially funded by the Manager or its affiliates but will be reimbursed with the proceeds from an Offering related to such Series, to the extent described in the applicable Offering documents. Unless, to the extent that certain Acquisition Expenses are anticipated prior to the Closing, but incurred after the Closing of an Offering, for example transportation fees related to transportation from the Asset Seller to the Company’s storage facility, in which case, additional cash from the proceeds of the Offering will be retained on the Series balance sheet to cover such future anticipated Acquisition Expenses after the Closing of the Offering.

Series - Series Name	Agreement Type - Date of Agreement	Closing Date (1)	Purchase Price	Financed via - Officer Loan / 3rd Party Loan	Financed via - RSE Markets	Financed via - Offering Proceeds	Interests Issued to Asset Seller	Percent Owned by Asset Seller	Acquisition Expenses	Comments
#69BM1 / Series Boss Mustang	Upfront Purchase / 10/31/2016	2/7/2018	$102,395	$0	$0	$0	$0	0%	$1,821

• Acquired Underlying Asset for $102,395 on 10/31/2016 financed through a $5,000 down-payment by the Manager and a $97,395 loan from an officer of the Manager
• $115,000 Offering closed on 02/07/2018 and the loan plus $821 of accrued interest and other obligations were repaid with the proceeds

#85FT1 / Series Ferrari Testarossa	Upfront Purchase / 06/01/2017	2/15/2018	$172,500	$0	$0	$0	$0	0%	$8,414

• Acquired Underlying Asset for $172,500 on 06/01/2017 financed through a $47,500 loan from an officer of the Manager and $125,000 loan from J.J. Best Banc & Co (3rd Party Lender)
• $165,000 Offering closed on 02/15/2018 and all loans plus accrued interest of $401 and $5,515 and other obligations were repaid with the proceeds

#88LJ1 / Series Lamborghini Jalpa	Upfront Purchase / 11/23/2016	4/12/2018	$127,176	$0	$0	$0	$0	0%	$6,061

• Acquired Underlying Asset for $127,176 on 11/23/2016 financed through a $7,500 down-payment by the Manager and a $119,676 loan from an officer of the Manager
• $135,000 Offering closed on 04/12/2018 and the loan plus $1,126 of accrued interest was repaid with the proceeds

#55PS1 / Series Porsche Speedster	Purchase Option Agreement / 07/01/2017	6/6/2018	$405,000	$120,000	$165,000	$120,000	$0	0%	$16,989

• Purchase option agreement to acquire Underlying Asset for $405,000 entered on 07/01/2017
• At the time of the agreement there was a $30,000 non-refundable upfront fee that was financed through a $20,000 loan by an officer of the Manager and a $10,000 down-payment by the Manager
• Subsequently a $100,000 refundable upfront fee was made and financed through a loan to the Company from an officer of the Manager and a payment of $155,000 was made and financed through a payment by the Manager
• $425,000 Offering closed on 06/06/2018 and all obligations under the purchase option agreement and other obligations were repaid with the proceeds to finalize the purchase

#95BL1 / Series BMW M3 Lightweight	Upfront Purchase / 05/01/2018	7/12/2018	$112,500	$90,000	$22,500	$0	$0	0%	$3,686

• Acquired Underlying Asset for $112,500 on 03/28/2018 financed through a $22,500 non-interest-bearing down-payment by Manager, $10,000 loan from an officer of the Manager and an $80,000 loan from J.J. Best & Company (3rd Party Lender)
• $118,500 Offering closed on 07/12/2018 and all loans and other obligations were repaid with the proceeds

#89PS1 / Series Porsche 911 Speedster	Purchase Option Agreement / 06/21/2018	7/31/2018	$160,000	$0	$0	$61,000	$99,000	60%	$250

• Purchase Option Agreement to acquire Underlying Asset for $160,000 entered on 6/21/2018
• Consideration to Asset Seller paid $61,000 in cash (38% of consideration) and the remainder ($99,000) in Interests in the Series #89PS1 issued to the Asset Seller at the closing of the Offering
•$165,000 Offering closed on 7/31/2018 and payments made by the Manager and other obligations were paid through the proceeds to finalize the purchase

#90FM1 / Series Ford Mustang 7-Up Edition	Purchase Option Agreement / 07/01/2018	7/31/2018	$14,500	$0	$0	$10,375	$4,125	15%	$175

• Purchase Option Agreement to acquire Underlying Asset from the Asset Seller, an affiliate of the Company for $14,500 entered on 06/15/2018
• Consideration to Asset Seller paid $10,375 in cash (72% of consideration) and the remainder ($4,125) in Interests in the Series #90FM1 issued to the Asset Seller at the closing of the Offering
• $16,500 Offering closed on 07/31/2018 and payments made by the Manager and other Obligations were paid through the proceeds to finalize the purchase

#83FB1 / Series Ferrari 512	Purchase Option Agreement / 10/31/2017	9/5/2018	$330,000	$0	$0	$330,000	$0	0%	$2,520

• Purchase option agreement to acquire Underlying Asset for $330,000 entered on 10/30/2017
• $350,000 Offering closed on 09/05/2018 and all obligations under the purchase option agreement and other obligations were repaid with the proceeds to finalize the purchase

#98DV1 / Series Dodge Viper GTS-R	Upfront Purchase / 06/28/2018	10/10/2018	$120,000	$80,000	$40,000	$0	$0	0%	$3,257

• Acquired Underlying Asset for $120,000 on 06/28/2018 financed through a $40,000 non-interest-bearing down-payment by Manager and a $80,000 loan from an officer of the Manager
• $130,000 Offering closed on 10/10/2018 and the loan plus accrued interest and other obligations were paid through the proceeds

#06FS1 / Series Ferrari F430 Spider	Purchase Option Agreement / 10/05/2018	10/19/2018	$192,500	$0	$0	$192,500	$0	0%	$0

• Purchase option agreement to acquire Underlying Asset for $192,500 entered on 10/05/2018
• $199,000 Offering closed on 10/19/2018 and all obligations under the purchase option agreement and other obligations repaid with the proceeds to finalize the purchase
• $227,500 acquisition offer for 2006 Ferrari F430 Spider "Manual" accepted on 05/10/2019 with subsequent cash distribution to the Investors and dissolution of the Series upon payment of currently outstanding tax liabilities

#93XJ1 / Series Jaguar XJ220	Purchase Option Agreement / 12/15/2017	11/6/2018	$460,000	$170,000	$290,000	$0	$0	0%	$33,403

• Purchase option agreement to acquire Underlying Asset for $460,000 entered on 12/15/2017
• Down-payment of $170,000 on 03/02/2018, financed through a $25,000 loan from an officer of the Manager and a $145,000 loan from an affiliate of the Manager
• The $145,000 loan from an affiliate of the Manager plus $4,767 of accrued interest was subsequently repaid on 07/03/2018 and replaced by a $145,000 non-interest-bearing payment from the Manager
• Final payment of $290,000 on 08/02/2018 financed through a non-interest-bearing payment from the Manager
• In addition to the acquisition of the Series, the proceeds from the Offering were used to finance $26,500 of refurbishments to the Underlying Asset
• $495,000 Offering closed on 11/06/2018 and the Series repaid the non-interest-bearing payments made to the Company by the Manager and other obligations through the proceeds

#02AX1 / Series Acura NSX-T	Upfront Purchase / 09/19/2018	11/30/2018	$100,000	$100,000	$0	$0	$0	0%	$2,181

• Acquired Underlying Asset for $100,000 on 09/19/2018 financed through a loan from an officer of the Manager
• $108,000 Offering closed on 11/30/2018 and the loan plus accrued interest and other obligations were paid through the proceeds

#99LE1 / Series Lotus Sport 350	Upfront Purchase / 10/04/2018	12/4/2018	$62,100	$62,100	$0	$0	$0	0%	$2,328

• Acquired Underlying Asset for $62,100 on 10/12/2018 financed through a loan from an officer of the Manager
• $69,500 Offering closed on 12/04/2018 and the loan plus accrued interest and other obligations were paid through the proceeds

#91MV1 / Series Mitsubishi VR4	Upfront Purchase / 10/12/2018	12/7/2018	$33,950	$0	$33,950	$0	$0	0%	$1,400

• Acquired Underlying Asset for $33,950 on 10/15/2018 financed through a non-interest-bearing payment by the Manager
• $38,000 Offering closed on 12/7/2018 and payment made by the Manager and other obligations were paid through the proceeds

#92LD1 / Series Lancia Martini 5	Upfront Purchase / 09/21/2018	12/26/2018	$146,181	$0	$146,181	$0	$0	0%	$11,478

• Acquired Underlying Asset for $146,181 on 10/09/2018 financed through a non-interest-bearing payment from the Manager
• $165,000 Offering closed on 12/26/2018 and payment made by the Manager and other obligations were paid through the proceeds

#94DV1 / Series Dodge Viper RT/10	Purchase Option Agreement / 10/04/2018	12/26/2018	$52,500	$0	$52,500	$0	$0	0%	$0

• Purchase option agreement to acquire Underlying Asset for $52,500 entered on 10/05/2018
• Payment of $52,500 on 10/29/2018 financed through a non-interest-bearing payment by the Manager
• $57,500 Offering closed on 12/26/2018 and all obligations under the purchase option agreement and other obligations repaid with the proceeds

#00FM1 / Series Ford Mustang Cobra R	Upfront Purchase / 10/12/2018	1/4/2019	$43,000	$0	$43,000	$0	$0	0%	$2,488

• Acquired Underlying Asset for $43,000 on 10/12/2018 financed through a non-interest-bearing payment from the Manager
• $49,500 Offering closed on 01/04/2019 and payment made by the Manager and other obligations were paid through the proceeds
• $60,000 acquisition offer for 2000 Ford Mustang Cobra R accepted on 04/15/2019 with subsequent cash distribution to the Investors and dissolution of the Series upon payment of currently outstanding tax liabilities

#72MC1 / Series Mazda Cosmo Sport	Purchase Option Agreement / 11/01/2018	1/4/2019	$115,000	$0	$0	$0	$0	40%	$0

• Purchase Option Agreement to acquire Underlying Asset for $115,000, entered on 11/05/2018
• Consideration to Asset Seller paid $65,200 in cash (57% of consideration) and the remainder ($49,800) in Interests in the Series #72MC1 issued to the Asset Seller at the closing of the Offering
• $124,500 Offering closed on 01/04/2019 and payments made by the Manager and other Obligations were paid through the proceeds to finalize the purchase

#06FG1 / Series Ford GT	Purchase Agreement / 10/23/2018	1/8/2019	$309,000	$0	$309,000	$0	$0	0%	$300

• Purchase agreement to acquire the Underlying Asset for $309,000 entered on 10/23/2018
• Down-payment of $20,000 on 10/26/2018 and final payment of $289,000 on 12/12/2018 were made and financed through non-interest-bearing payments from the Manager
• $320,000 Offering closed on 01/08/2019 and all obligations under the purchase agreement and other obligations repaid with the proceeds

#11BM1 / Series BMW 1M	Purchase Option Agreement / 10/20/2018	1/25/2019	$78,500	$0	$7,850	$0	$0	0%	$0

• Purchase option agreement to acquire Underlying Asset for $78,500 entered on 10/20/2018
• Down-payment of $7,850 on 10/26/2018 and final payment of $70,650 on 01/25/2019 were made and financed through non-interest-bearing payments from the Manager
• $84,000 Offering closed on 01/25/2019 and all obligations under the purchase option agreement and other obligations repaid with the proceeds

#80LC1 / Series Lamborghini Countach LP400 S Turbo	Purchase Option Agreement / 08/01/2018	2/8/2019	$610,000	$0	$562,375	$0	$0	8%	$2,930

• Purchase Option Agreement to acquire Underlying Asset for $610,000, entered on 08/01/2018
• Consideration to Asset Seller paid $562,375 in cash (92% of consideration) and the remainder ($47,625) in Interests in the Series #80LC1 issued to the Asset Seller at the closing of the Offering
• Down payment of $60,000 on 08/10/2018 and final payment of $502,375 on 09/13/2018 were made and financed through non-interest-bearing payments from the Manager
• $635,000 Offering closed on 02/08/2019 and payments made by the Manager and other Obligations were paid through the proceeds

#02BZ1 / Series BMW Z8	Purchase Agreement / 10/18/2018	2/8/2019	$185,000	$0	$185,000	$0	$0	0%	$1,015

• Purchase agreement to acquire Underlying Asset for $185,000 entered on 10/18/2018
• Down-payment of $18,500 on 10/18/2018 and final payment of $166,500 on 12/12/2018 were made and financed through non-interest-bearing payments from the Manager
• $195,000 Offering closed on 02/08/2019 and all obligations under the purchase agreement and other obligations repaid with the proceeds

#88BM1 / Series BMW E30 M3	Upfront Purchase / 10/18/2018	2/25/2019	$135,000	$0	$135,000	$0	$0	0%	$1,479

• Acquired Underlying Asset for $135,000 on 11/18/2018 financed through a non-interest-bearing payment from the Manager
• $141,000 Offering closed on 02/25/2019 and payment made by the Manager and other obligations were paid through the proceeds

#63CC1 / Series Corvette Split Window	Upfront Purchase / 12/06/2018	3/18/2019	$120,000	$0	$120,000	$0	$0	0%	$0

• Acquired Underlying Asset for $120,000 on 11/21/2018 financed through a non-interest-bearing payment from the Manager
• $126,000 Offering closed on 03/18/2019 and payment made by the Manager and other obligations were paid through the proceeds

#76PT1 / Series Porsche Turbo Carrera	Upfront Purchase / 11/27/2018	3/22/2019	$179,065	$0	$179,065	$0	$0	0%	$0

• Acquired the Underlying Asset for $179,065 on 12/5/2018 financed through a non-interest-bearing payment from the Manager
• $189,900 Offering closed on 03/22/2019 and payment made by the Manager and other obligations were paid through the proceeds

#75RA1 / Series Renault Alpine A110	Purchase Agreement / 12/22/2018	4/9/2019	$75,000	$0	$0	$0	$0	0%	$0

• Purchase agreement to acquire the Underlying Asset for $75,000 entered on 12/22/2018
• Down-payment of $7,500 on 01/11/2019 and final payment of $67,500 on 03/27/2019 were made and financed through non-interest-bearing payments from the Manager
• $84,000 Offering closed on 04/09/2019 and payments made by the Manager and other obligations were paid through the proceeds

#65AG1 / Series Alfa Romeo Giulia SS	Upfront Purchase / 11/29/2018	4/16/2019	$170,000	$0	$170,000	$0	$0	0%	$0

• Acquired Underlying Asset for $170,000 on 11/29/2018 financed through a non-interest-bearing payment from the Manager
• $178,500 Offering closed on 04/16/2019 and payments made by the Manager and other obligations were paid through the proceeds

2003 Porsche 911 GT2	Purchase Option Agreement / 10/24/2018	Not Offered	$137,000	$0	$13,500	$0	$0	0%	$0

• Purchase option agreement, to acquire the Underlying Asset for $137,000, entered on 10/24/2018
• Down-payment of $13,500 on 10/26/2018 and payment of 123,500 on 01/28/2019 were made and financed through non-interest-bearing payments from the Manager
• $110,000 acquisition offer for 2003 Porsche 911 GT2 accepted on 04/17/2019, prior to the launch of the offering (the Underlying Asset was never transferred to a Series). Subsequent loss on sale incurred by the Manager and cancellation of the previously anticipated offering.

#61JE1 / Series Jaguar E-Type	Upfront Purchase / 12/22/2018	4/26/2019	$235,000	$0	$235,000	$0	$0	0%	$0

• Acquired Underlying Asset for $235,000 on 12/22/2018 financed through a $235,000 non-interest-bearing payment from the Manager
• $246,000 Offering closed on 04/26/2019 and payments made by the Manager and other obligations were paid through the proceeds

#65FM1 / Series Mustang Fastback	Purchase Agreement / 12/04/2018	7/18/2019	$75,000	$0	$20,000	$0	$0	0%	$0

• Purchase agreement to acquire Underlying Asset for $75,000 entered on 12/04/2018
• Down-payment of $20,000 on 12/14/2018, additional payment of $20,000 on 01/08/2019 and final payment of $35,000 on 03/12/2019 were made and financed through non-interest-bearing payments from the Manager
• $82,5000 Offering closed on 07/18/2019 and payments made by the Manager and other obligations were paid through the proceeds

#94LD1 / Series Lamborghini Diablo Jota	Purchase Agreement / 10/09/2018	8/6/2019	$570,000	$0	$100,000	$0	$0	0%	$0

• Purchase agreement to acquire Underlying Asset for $570,000 entered on 10/09/2018
• Downpayment of $57,000 on 10/26/2018, additional payment of $43,000 on 12/28/2018 and final payment of $470,000 on 02/15/2019 were made and financed through non-interest-bearing payments from the Manager
• $597,500 Offering closed on 08/06/2019 and payments made by the Manager and other obligations were paid through the proceeds

#61MG1 / Series Maserati 3500GT	Purchase Agreement / 12/04/2018	9/30/2019	$325,000	$0	$32,500	$0	$0	0%	$0

• Purchase agreement to acquire the Underlying Asset for $325,000 entered on 12/04/2018
• Down-payment of $32,500 on 12/14/2018 and final payment of $292,500 on 04/05/2019 were made and financed through non-interest-bearing payments from the Manager
• $340,000 Offering closed on 09/30/2019 and payments made by the Manager and other Obligations were paid through the proceeds

1990 Mercedes 190E 2.5-16 Evo II	Upfront Purchase / 11/02/2018	Not Offered	$251,992	$0	$251,992	$0	$0	0%	$0

• Acquired Underlying Asset for $251,992 on 11/02/2018 through a non-interest-bearing payment by the Manager
• $235,000 acquisition offer for 1990 Mercedes 190E 2.5-16 Evo II  accepted on 01/31/2020, prior to the launch of the offering (the Underlying Asset was never transferred to a Series). Subsequent loss on sale incurred by the Manager and cancellation of the previously anticipated offering.

#82AV1 / Series Aston Martin Oscar India	Upfront Purchase / 12/10/2018	Q2 2020 or Q3 2020	$285,000	$0	$285,000	$0	$0	0%	$0	• Acquired Underlying Asset for $285,000 on 12/10/2018 through a non-interest-bearing payment from the Manager
Total for 2018	New Agreements: 28 Closings: 16		$4,892,788	$622,100	$3,399,413	$713,875	$103,125		$102,175
Cumu. Total since 2016	Total Agreements: 35 Closings: 17		$6,559,259	$1,081,071	$3,411,913	$713,875	$103,125		$108,573

Note: Gray shading represents Series for which no Closing of an Offering had occurred as of December 31, 2018. Orange shading represents sale of Series’ Underlying Asset.

Note: New Agreements and Closings represent only those agreements signed and those Offerings closed in the year ended December 31, 2018.

Note: Purchase Price, Downpayment Amount, Financings and Acquisition Expenses represent only the incremental amounts in the year ended December 31, 2018 i.e. if an Underlying Asset was purchased in a prior year end, but had a Closing in the year ended December 31, 2018, it would not contribute to the totals for the year ended December 31, 2018.

(1) If exact Offering dates (specified as Month Day, Year) are not shown, then expected Offering dates are presented.

Year Ended December 31, 2019

During the year from January 1, 2019 through December 31, 2019 we have entered into the agreements and had Closings, as listed in the table below. We received multiple loans and payments from various parties to support the financing of the acquisition of the Underlying Assets, for which the details are listed in the table below. Such payments or loans have been or will be repaid from the proceeds of successful Series’ initial Offerings, if necessary. Upon completion of the Offering of each of the Series of Interests, it is proposed that each of these Series shall acquire their respective Underlying Assets for the aggregate consideration consisting of cash and Interests as the authorized officers of the Manager may determine in their reasonable discretion in accordance with the disclosures set forth in these Series’ Offering documents. In various instances, as noted in the table below, the Asset Seller is issued Interests in a particular Series as part of total purchase consideration to the Asset Seller. In addition, there are instances where the Company finances an acquisition through the proceeds of the Offering, in the case of a purchase option, and as such requires no additional financing or only financing to make an initial down payment, as the case may be.

The Company incurred the Acquisition Expenses listed in the table below, the majority of which are capitalized into the purchase prices of the various Underlying Assets since the year ended December 31, 2019. The Acquisition Expenses such as interest expense on a loan to finance an acquisition or marketing expenses related to the promotional materials created for an Underlying Asset are not capitalized. Acquisition Expenses are generally initially funded by the Manager or its affiliates but will be reimbursed with the proceeds from an Offering related to such Series, to the extent described in the applicable Offering documents. Unless, to the extent that certain Acquisition Expenses are anticipated prior to the Closing, but incurred after the Closing of an Offering, for example transportation fees related to transportation from the Asset Seller to the Company’s storage facility, in which case, additional cash from the proceeds of the Offering will be retained on the Series balance sheet to cover such future anticipated Acquisition Expenses after the Closing of the Offering.

Series - Series Name	Agreement Type - Date of Agreement	Closing Date (1)	Purchase Price	Financed via - Officer Loan / 3rd Party Loan	Financed via - RSE Markets	Financed via - Offering Proceeds	Interests Issued to Asset Seller	Percent Owned by Asset Seller	Acquisition Expenses	Comments
#55PS1 / Series Porsche Speedster	Purchase Option Agreement / 07/01/2017	6/6/2018	$405,000	$0	$0	$0	$0	0%	$286

• Purchase option agreement to acquire Underlying Asset for $405,000 entered on 07/01/2017
• At the time of the agreement there was a $30,000 non-refundable upfront fee that was financed through a $20,000 loan by an officer of the Manager and a $10,000 down-payment by the Manager
• Subsequently a $100,000 refundable upfront fee was made and financed through a loan to the Company from an officer of the Manager and a payment of $155,000 was made and financed through a payment by the Manager
• $425,000 Offering closed on 06/06/2018 and all obligations under the purchase option agreement and other obligations were repaid with the proceeds to finalize the purchase

#90FM1 / Series Ford Mustang 7-Up Edition	Purchase Option Agreement / 07/01/2018	7/31/2018	$14,500	$0	$0	$0	$0	15%	$286

• Purchase Option Agreement to acquire Underlying Asset from the Asset Seller, an affiliate of the Company for $14,500 entered on 06/15/2018
• Consideration to Asset Seller paid $10,375 in cash (72% of consideration) and the remainder ($4,125) in Interests in the Series #90FM1 issued to the Asset Seller at the closing of the Offering
• $16,500 Offering closed on 07/31/2018 and payments made by the Manager and other Obligations were paid through the proceeds to finalize the purchase

#83FB1 / Series Ferrari 512	Purchase Option Agreement / 10/31/2017	9/5/2018	$330,000	$0	$0	$0	$0	0%	$286

• Purchase option agreement to acquire Underlying Asset for $330,000 entered on 10/30/2017
• $350,000 Offering closed on 09/05/2018 and all obligations under the purchase option agreement and other obligations were repaid with the proceeds to finalize the purchase

#06FS1 / Series Ferrari F430 Spider	Purchase Option Agreement / 10/05/2018	10/19/2018	$192,500	$0	$0	$0	$0	0%	$286

• Purchase option agreement to acquire Underlying Asset for $192,500 entered on 10/05/2018
• $199,000 Offering closed on 10/19/2018 and all obligations under the purchase option agreement and other obligations repaid with the proceeds to finalize the purchase
• $227,500 acquisition offer for 2006 Ferrari F430 Spider "Manual" accepted on 05/10/2019 with subsequent cash distribution to the Investors and dissolution of the Series upon payment of currently outstanding tax liabilities

#93XJ1 / Series Jaguar XJ220	Purchase Option Agreement / 12/15/2017	11/6/2018	$460,000	$0	$0	$0	$0	0%	$286

• Purchase option agreement to acquire Underlying Asset for $460,000 entered on 12/15/2017
• Down-payment of $170,000 on 03/02/2018, financed through a $25,000 loan from an officer of the Manager and a $145,000 loan from an affiliate of the Manager
• The $145,000 loan from an affiliate of the Manager plus $4,767 of accrued interest was subsequently repaid on 07/03/2018 and replaced by a $145,000 non-interest-bearing payment from the Manager
• Final payment of $290,000 on 08/02/2018 financed through a non-interest-bearing payment from the Manager
• In addition to the acquisition of the Series, the proceeds from the Offering were used to finance $26,500 of refurbishments to the Underlying Asset
• $495,000 Offering closed on 11/06/2018 and the Series repaid the non-interest-bearing payments made to the Company by the Manager and other obligations through the proceeds

#02AX1 / Series Acura NSX-T	Upfront Purchase / 09/19/2018	11/30/2018	$100,000	$0	$0	$0	$0	0%	$286

• Acquired Underlying Asset for $100,000 on 09/19/2018 financed through a loan from an officer of the Manager
• $108,000 Offering closed on 11/30/2018 and the loan plus accrued interest and other obligations were paid through the proceeds

#99LE1 / Series Lotus Sport 350	Upfront Purchase / 10/04/2018	12/4/2018	$62,100	$0	$0	$0	$0	0%	$286

• Acquired Underlying Asset for $62,100 on 10/12/2018 financed through a loan from an officer of the Manager
• $69,500 Offering closed on 12/04/2018 and the loan plus accrued interest and other obligations were paid through the proceeds

#91MV1 / Series Mitsubishi VR4	Upfront Purchase / 10/12/2018	12/7/2018	$33,950	$0	$0	$0	$0	0%	$287

• Acquired Underlying Asset for $33,950 on 10/15/2018 financed through a non-interest-bearing payment by the Manager
• $38,000 Offering closed on 12/7/2018 and payment made by the Manager and other obligations were paid through the proceeds

#92LD1 / Series Lancia Martini 5	Upfront Purchase / 09/21/2018	12/26/2018	$146,181	$0	$0	$0	$0	0%	$918

• Acquired Underlying Asset for $146,181 on 10/09/2018 financed through a non-interest-bearing payment from the Manager
• $165,000 Offering closed on 12/26/2018 and payment made by the Manager and other obligations were paid through the proceeds

#94DV1 / Series Dodge Viper RT/10	Purchase Option Agreement / 10/04/2018	12/26/2018	$52,500	$0	$0	$0	$0	0%	$287

• Purchase option agreement to acquire Underlying Asset for $52,500 entered on 10/05/2018
• Payment of $52,500 on 10/29/2018 financed through a non-interest-bearing payment by the Manager
• $57,500 Offering closed on 12/26/2018 and all obligations under the purchase option agreement and other obligations repaid with the proceeds

#00FM1 / Series Ford Mustang Cobra R	Upfront Purchase / 10/12/2018	1/4/2019	$43,000	$0	$0	$0	$0	0%	$286

• Acquired Underlying Asset for $43,000 on 10/12/2018 financed through a non-interest-bearing payment from the Manager
• $49,500 Offering closed on 01/04/2019 and payment made by the Manager and other obligations were paid through the proceeds
• $60,000 acquisition offer for 2000 Ford Mustang Cobra R accepted on 04/15/2019 with subsequent cash distribution to the Investors and dissolution of the Series upon payment of currently outstanding tax liabilities

#72MC1 / Series Mazda Cosmo Sport	Purchase Option Agreement / 11/01/2018	1/4/2019	$115,000	$0	$0	$65,200	$49,800	40%	$562

• Purchase Option Agreement to acquire Underlying Asset for $115,000, entered on 11/05/2018
• Consideration to Asset Seller paid $65,200 in cash (57% of consideration) and the remainder ($49,800) in Interests in the Series #72MC1 issued to the Asset Seller at the closing of the Offering
• $124,500 Offering closed on 01/04/2019 and payments made by the Manager and other Obligations were paid through the proceeds to finalize the purchase

#06FG1 / Series Ford GT	Purchase Agreement / 10/23/2018	1/8/2019	$309,000	$0	$0	$0	$0	0%	$286

• Purchase agreement to acquire the Underlying Asset for $309,000 entered on 10/23/2018
• Down-payment of $20,000 on 10/26/2018 and final payment of $289,000 on 12/12/2018 were made and financed through non-interest-bearing payments from the Manager
• $320,000 Offering closed on 01/08/2019 and all obligations under the purchase agreement and other obligations repaid with the proceeds

#11BM1 / Series BMW 1M	Purchase Option Agreement / 10/20/2018	1/25/2019	$78,500	$0	$70,650	$0	$0	0%	$1,786

• Purchase option agreement to acquire Underlying Asset for $78,500 entered on 10/20/2018
• Down-payment of $7,850 on 10/26/2018 and final payment of $70,650 on 01/25/2019 were made and financed through non-interest-bearing payments from the Manager
• $84,000 Offering closed on 01/25/2019 and all obligations under the purchase option agreement and other obligations repaid with the proceeds

#80LC1 / Series Lamborghini Countach LP400 S Turbo	Purchase Option Agreement / 08/01/2018	2/8/2019	$610,000	$0	$0	$0	$47,625	8%	$282

• Purchase Option Agreement to acquire Underlying Asset for $610,000, entered on 08/01/2018
• Consideration to Asset Seller paid $562,375 in cash (92% of consideration) and the remainder ($47,625) in Interests in the Series #80LC1 issued to the Asset Seller at the closing of the Offering
• Down payment of $60,000 on 08/10/2018 and final payment of $502,375 on 09/13/2018 were made and financed through non-interest-bearing payments from the Manager
• $635,000 Offering closed on 02/08/2019 and payments made by the Manager and other Obligations were paid through the proceeds

#02BZ1 / Series BMW Z8	Purchase Agreement / 10/18/2018	2/8/2019	$185,000	$0	$0	$0	$0	0%	$286

• Purchase agreement to acquire Underlying Asset for $185,000 entered on 10/18/2018
• Down-payment of $18,500 on 10/18/2018 and final payment of $166,500 on 12/12/2018 were made and financed through non-interest-bearing payments from the Manager
• $195,000 Offering closed on 02/08/2019 and all obligations under the purchase agreement and other obligations repaid with the proceeds

#88BM1 / Series BMW E30 M3	Upfront Purchase / 10/18/2018	2/25/2019	$135,000	$0	$0	$0	$0	0%	$286

• Acquired Underlying Asset for $135,000 on 11/18/2018 financed through a non-interest-bearing payment from the Manager
• $141,000 Offering closed on 02/25/2019 and payment made by the Manager and other obligations were paid through the proceeds

#63CC1 / Series Corvette Split Window	Upfront Purchase / 12/06/2018	3/18/2019	$120,000	$0	$0	$0	$0	0%	$586

• Acquired Underlying Asset for $120,000 on 11/21/2018 financed through a non-interest-bearing payment from the Manager
• $126,000 Offering closed on 03/18/2019 and payment made by the Manager and other obligations were paid through the proceeds

#76PT1 / Series Porsche Turbo Carrera	Upfront Purchase / 11/27/2018	3/22/2019	$179,065	$0	$0	$0	$0	0%	$4,237

• Acquired the Underlying Asset for $179,065 on 12/5/2018 financed through a non-interest-bearing payment from the Manager
• $189,900 Offering closed on 03/22/2019 and payment made by the Manager and other obligations were paid through the proceeds

#75RA1 / Series Renault Alpine A110	Purchase Agreement / 12/22/2018	4/9/2019	$75,000	$0	$75,000	$0	$0	0%	$1,403

• Purchase agreement to acquire the Underlying Asset for $75,000 entered on 12/22/2018
• Down-payment of $7,500 on 01/11/2019 and final payment of $67,500 on 03/27/2019 were made and financed through non-interest-bearing payments from the Manager
• $84,000 Offering closed on 04/09/2019 and payments made by the Manager and other obligations were paid through the proceeds

#65AG1 / Series Alfa Romeo Giulia SS	Upfront Purchase / 11/29/2018	4/16/2019	$170,000	$0	$0	$0	$0	0%	$286

• Acquired Underlying Asset for $170,000 on 11/29/2018 financed through a non-interest-bearing payment from the Manager
• $178,500 Offering closed on 04/16/2019 and payments made by the Manager and other obligations were paid through the proceeds

#93FS1 / Series Ferrari 348TS SS	Purchase Option Agreement / 01/15/2019	4/22/2019	$130,000	$0	$130,000	$0	$0	0%	$1,136

• Purchase option agreement to acquire the Underlying Asset for $130,000 entered on 01/14/2019
• Down-payment of $10,000 on 01/22/2019 and final payment of $120,000 on 04/20/2019 were made and financed through non-interest-bearing payments from the Manager
• $137,500 Offering closed on 04/22/2019 and all obligations under the purchase option agreement and other obligations repaid with the proceeds

2003 Porsche 911 GT2	Purchase Option Agreement / 10/24/2018	Not Offered	$137,000	$0	$123,500	$0	$0	0%	$287

• Purchase option agreement, to acquire the Underlying Asset for $137,000, entered on 10/24/2018
• Down-payment of $13,500 on 10/26/2018 and payment of 123,500 on 01/28/2019 were made and financed through non-interest-bearing payments from the Manager
• $110,000 acquisition offer for 2003 Porsche 911 GT2 accepted on 04/17/2019, prior to the launch of the offering (the Underlying Asset was never transferred to a Series). Subsequent loss on sale incurred by the Manager and cancellation of the previously anticipated offering.

#61JE1 / Series Jaguar E-Type	Upfront Purchase / 12/22/2018	4/26/2019	$235,000	$0	$0	$0	$0	0%	$738

• Acquired Underlying Asset for $235,000 on 12/22/2018 financed through a $235,000 non-interest-bearing payment from the Manager
• $246,000 Offering closed on 04/26/2019 and payments made by the Manager and other obligations were paid through the proceeds

#90MM1 / Series Mazda Miata	Purchase Option Agreement / 01/23/2019	4/26/2019	$22,000	$0	$22,000	$0	$0	0%	$1,187

• Purchase option agreement to acquire the Underlying Asset for $22,000 entered on 01/23/2019
• Underlying Asset was acquired on 03/30/2019 with payment of $22,000 financed through a non-interest-bearing payment from the Manager
• $26,600 Offering closed on 04/26/2019 and all obligations under the purchase option agreement and other obligations repaid with the proceeds

#65FM1 / Series Mustang Fastback	Purchase Agreement / 12/04/2018	7/18/2019	$75,000	$0	$55,000	$0	$0	0%	$1,997

• Purchase agreement to acquire Underlying Asset for $75,000 entered on 12/04/2018
• Down-payment of $20,000 on 12/14/2018, additional payment of $20,000 on 01/08/2019 and final payment of $35,000 on 03/12/2019 were made and financed through non-interest-bearing payments from the Manager
• $82,5000 Offering closed on 07/18/2019 and payments made by the Manager and other obligations were paid through the proceeds

#88PT1 / Series Porsche 944 Turbo S	Purchase Option Agreement / 04/26/2019	7/18/2019	$61,875	$0	$61,875	$0	$0	0%	$905

• Purchase option agreement to acquire the Underlying Asset for $59,635 entered on 04/26/2019
• Down-payment of $12,069 on 04/30/2019 with payment of $47,565 were made on 7/1/2019 were financed through non-interest-bearing payments from the Manager
• $66,600 Offering closed on 07/18/2019 and all obligations under the purchase option agreement and other obligations repaid with the proceeds

#94LD1 / Series Lamborghini Diablo Jota	Purchase Agreement / 10/09/2018	8/6/2019	$570,000	$0	$470,000	$0	$0	0%	$2,736

• Purchase agreement to acquire Underlying Asset for $570,000 entered on 10/09/2018
• Downpayment of $57,000 on 10/26/2018, additional payment of $43,000 on 12/28/2018 and final payment of $470,000 on 02/15/2019 were made and financed through non-interest-bearing payments from the Manager
• $597,500 Offering closed on 08/06/2019 and payments made by the Manager and other obligations were paid through the proceeds

#99SS1 / Series Shelby Series 1	Upfront Purchase / 04/04/2019	9/11/2019	$126,575	$0	$126,575	$0	$0	0%	$3,640

• Acquired Underlying Asset for $126,575 on 04/29/2019 financed through a non-interest-bearing payment from the Manager
• $137,500 Offering closed on 09/12/2019 and payments made by the Manager and other obligations were paid through the proceeds

#94FS1 / Series Ferrari 348 Spider	Purchase Agreement / 04/26/2019	9/17/2019	$135,399	$0	$135,399	$0	$0	0%	$3,433

• Purchase option agreement to acquire the Underlying Asset for $135,399 entered on 04/26/2019
• Downpayment of $13,500 on 04/29/2019, additional payment of $350 on 06/17/2019 and final payment of $121,549 on 07/05/2019 were made and financed through non-interest-bearing payments from the Manager
• $145,000 Offering closed on 09/17/2019 and payments made by the Manager and other Obligations were paid through the proceeds

#61MG1 / Series Maserati 3500GT	Purchase Agreement / 12/04/2018	9/30/2019	$325,000	$0	$292,500	$0	$0	0%	$1,090

• Purchase agreement to acquire the Underlying Asset for $325,000 entered on 12/04/2018
• Down-payment of $32,500 on 12/14/2018 and final payment of $292,500 on 04/05/2019 were made and financed through non-interest-bearing payments from the Manager
• $340,000 Offering closed on 09/30/2019 and payments made by the Manager and other Obligations were paid through the proceeds

#92CC1 / Series Corvette ZR1	Purchase Option Agreement / 04/29/2019	10/2/2019	$45,000	$0	$45,000	$0	$0	0%	$1,188

• Purchase option agreement to acquire the Underlying Asset for $45,000 entered on 04/29/2019
• Underlying Asset was acquired on 07/02/2019 with payment of $45,000 financed through a non-interest-bearing payment from the Manager
• $52,500 Offering closed on 10/2/2019 and payments made by the Manager and other Obligations were paid through the proceeds

#89FT1 / Series Ferrari Testarossa	Purchase Option Agreement / 03/20/2019	10/11/2019	$172,500	$0	$172,500	$0	$0	0%	$3,036

• Purchase option agreement to acquire Underlying Asset for $172,500 entered on 3/20/2019
• Underlying Asset was acquired on 06/10/2019 with payment of $172,500 financed through a non-interest-bearing payment from the Manager
• $180,000 Offering closed on 10/11/2019 and payments made by the Manager and other Obligations were paid through the proceeds

#80PN1 / Series 1980 Porsche 928	Upfront Purchase / 10/21/2019	11/6/2019	$45,750	$0	$45,750	$0	$0	0%	$1,638

• Acquired Underlying Asset for $45,750 on 10/21/2019 through a non-interest-bearing payment by the Manager
• $48,000 Offering closed on 11/6/2019 and payments made by the Manager and other Obligations were paid through the proceeds

#89FG2 / Series 1989 Ferrari 328 II	Upfront Purchase / 10/29/2019	11/14/2019	$118,500	$0	$118,500	$0	$0	0%	$1,762

• Acquired Underlying Asset for $118,500 on 10/29/2019 through a non-interest-bearing payment by the Manager
• $127,500 Offering closed on 11/14/2019 and payments made by the Manager and other Obligations were paid through the proceed

#88LL1 / Series Lamborghini LM002	Purchase Option Agreement / 03/22/2019	12/8/2019	$275,000	$0	$275,000	$0	$0	0%	$2,986

• Purchase option agreement to acquire Underlying Asset for $275,000 entered on 3/22/2019
• Downpayment of $27,500 on 4/3/2019 and final payment of $247,500 on 05/7/2019 were made and financed through non-interest-bearing payments from the Manager
• $292,000 Offering closed on 12/08/2019 and payments made by the Manager and other Obligations were paid through the proceed

1990 Mercedes 190E 2.5-16 Evo II	Upfront Purchase / 11/02/2018	Not Offered	$251,992	$0	$0	$0	$0	0%	$10,773

• Acquired Underlying Asset for $251,992 on 11/02/2018 through a non-interest-bearing payment by the Manager
• $235,000 acquisition offer for 1990 Mercedes 190E 2.5-16 Evo II  accepted on 01/31/2020, prior to the launch of the offering (the Underlying Asset was never transferred to a Series). Subsequent loss on sale incurred by the Manager and cancellation of the previously anticipated offering.

#82AV1 / Series Aston Martin Oscar India	Upfront Purchase / 12/10/2018	Q2 2020 or Q3 2020	$285,000	$0	$0	$0	$0	0%	$1,364	• Acquired Underlying Asset for $285,000 on 12/10/2018 through a non-interest-bearing payment from the Manager
#03SS1 / Series Saleen S7	Upfront Purchase / 12/22/2019	Q2 2020 or Q3 2020	$330,000	$0	$330,000	$0	$0	0%	$0	• Acquired Underlying Asset for $330,000 on 12/22/2019 financed through a non-interest-bearing payment from the Manager
#72FG2 / Series 2 Ferrari 365 GTC/4	Purchase Agreement / 05/13/2019	Q2 2020 or Q3 2020	$275,000	$0	$275,000	$0	$0	0%	$1,541

• Purchase agreement to acquire the Underlying Asset for $275,000 entered on 05/13/2019 with expiration on 07/13/2019
• Down-payment of $27,500 on 06/4/2019 and final payment of $247,500 on 10/11/2019 were made and financed through non-interest-bearing payments from the Manager

#95FF1 / Series Ferrari 355 Spider	Upfront Purchase / 11/20/2019	Q2 2020 or Q3 2020	$105,000	$0	$105,000	$0	$0	0%	$3,200	• Acquired Underlying Asset for $105,000 on 11/20/2019 financed through a non-interest-bearing payment from the Manager
Total for 2019	New Agreements: 13 Closings: 25		$1,842,599	$0	$2,940,249	$65,200	$97,425		$59,320

Cumu. Total since 2016	Total Agreements: 48 Closings: 42	$8,041,858	$1,081,071	$6,352,162	$779,075	$200,550	$167,893

Note: Gray shading represents Series for which no Closing of an Offering has occurred as of December 31, 2019. Orange shading represents sale of Series’ Underlying Asset.

Note: New Agreements and Closings represent only those agreements signed and those Offerings closed in the year ended December 31, 2019.

Note: Purchase Price, Downpayment Amount, Financings and Acquisition Expenses represent only the incremental amounts in the year ended December 31, 2019 i.e. if an Underlying Asset was purchased in a prior year end, but had a Closing in the year ended December 31, 2019, it would not contribute to the totals for the year ended December 31, 2019.

(1) If exact Offering dates (specified as Month Day, Year) are not shown, then expected Offering dates are presented.

Subsequent Investments and Purchase Options Agreements for Underlying Assets

Since January 1, 2020 we have not entered into the agreements and had Closings.

The Company incurred the Acquisition Expenses, listed in the table below, the majority of which are capitalized into the purchase prices of the various Underlying Assets since January 1, 2020. Acquisition Expenses such as interest expense on a loan to finance an acquisition or marketing expenses related to the promotional materials created for an Underlying Asset are not capitalized. The Acquisition Expenses are generally initially funded by the Manager or its affiliates but will be reimbursed with the proceeds from an Offering related to such Series, to the extent described in the applicable Offering documents. Unless, to the extent that certain Acquisition Expenses are anticipated prior to the Closing, but incurred after the Closing of an Offering, for example transportation fees related to transportation from the Asset Seller to the Company’s storage facility, in which case, additional cash from the proceeds of the Offering will be retained on the Series balance sheet to cover such future anticipated Acquisition Expenses after the Closing of the Offering.

Series - Series Name	Agreement Type - Date of Agreement	Closing Date (1)	Purchase Price	Financed via - Officer Loan / 3rd Party Loan	Financed via - RSE Markets	Financed via - Offering Proceeds	Interests Issued to Asset Seller	Percent Owned by Asset Seller	Acquisition Expenses	Comments
#88PT1 / Series Porsche 944 Turbo S	Purchase Option Agreement / 04/26/2019	7/18/2019	$61,875	$0	$0	$0	$0	0%	$291

• Purchase option agreement to acquire the Underlying Asset for $59,635 entered on 04/26/2019
• Down-payment of $12,069 on 04/30/2019 with payment of $47,565 were made on 7/1/2019 were financed through non-interest-bearing payments from the Manager
• $66,600 Offering closed on 07/18/2019 and all obligations under the purchase option agreement and other obligations repaid with the proceeds

#88LL1 / Series Lamborghini LM002	Purchase Option Agreement / 03/22/2019	12/8/2019	$275,000	$0	$0	$0	$0	0%	$300

• Purchase option agreement to acquire Underlying Asset for $275,000 entered on 3/22/2019
• Downpayment of $27,500 on 4/3/2019 and final payment of $247,500 on 05/7/2019 were made and financed through non-interest-bearing payments from the Manager
• $292,000 Offering closed on 12/08/2019 and payments made by the Manager and other Obligations were paid through the proceed

#03SS1 / Series Saleen S7	Upfront Purchase / 12/22/2019	Q2 2020 or Q3 2020	$330,000	$0	$0	$0	$0	0%	$3,250	• Acquired Underlying Asset for $330,000 on 12/22/2019 financed through a non-interest-bearing payment from the Manager
#95FF1 / Series Ferrari 355 Spider	Upfront Purchase / 11/20/2019	Q2 2020 or Q3 2020	$105,000	$0	$0	$0	$0	0%	$838	• Acquired Underlying Asset for $105,000 on 11/20/2019 financed through a non-interest-bearing payment from the Manager
Total for 2020	New Agreements: 0 Closings: 0		$0	$0	$0	$0	$0		$4,860
Cumu. Total since 2016	Total Agreements: 48 Closings: 42		$8,401,858	$1,081,071	$6,352,162	$779,075	$200,550		$172,572

Note: Gray shading represents Series for which no Closing of an Offering has occurred as of the date of this filing. Orange shading represents sale of Series’ Underlying Asset.

Note: New Agreements and Closings represent only those agreements signed and those offerings closed since January 1, 2020.

Note: Purchase Price, Downpayment Amount, Financings and Acquisition Expenses represent only the incremental amounts since January 1, 2020 i.e. if an Underlying Asset was purchased before January 1, 2020, but had a Closing after January 1, 2020, it would not contribute to the totals since January 1, 2020.

(1) If exact Offering dates (specified as Month Day, Year) are not shown, then expected Offering dates are presented.

Operating Results for the year ended December 31, 2019 vs. 2018

Due to the start-up nature of the Company, changes in operating results are impacted significantly by any increase in the number of Underlying Assets that the Company, through the Asset Manager, operates and manages. During the year ended December 31, 2019, the Company, through the Asset Manager, operated (meaning Underlying Asset fully-owned by the Company or a Series including closed and owned, but not yet launched Offerings) forty-eight Underlying Assets (excluding three assets sold in 2019) of which forty-two had closed Offerings vs. twenty-eight at December 31, 2018 of which seventeen had closed Offerings, an increase of twenty operated Underlying Assets and twenty-five closed Offerings respectively. In addition, the Company had signed various purchase option agreements and purchase agreements for additional Underlying Assets to be offered on the Platform in future, however, these Underlying Assets were not yet operated by the Company as of December 31, 2019. During the year ended December 31, 2019, the Company disposed of three Underlying Assets, two of which had completed initial offerings and one which was still owned by the Company at the time of sale. Additional information can be found in the Master Series Table.

Revenues

Revenues are generated at the Company or the Series level. As of December 31, 2019, we have not yet generated any revenues directly attributable to the Company or any Series to date.  In addition, we do not anticipate the Company or any Series to generate any revenue in excess of costs associated with such revenues until at least 2021.

Operating Expenses

The Company incurred $186,736 in operating expenses in the year ended December 31, 2019 vs. $46,465 in 2018, an increase of $140,271 or 302%, related to storage, transportation, insurance, maintenance, marketing and professional services fees associated with the Underlying Assets. The increase was primarily driven by increased costs for additional storage, transportation, insurance and professional fees from the Company’s investment in new Underlying Assets. The number of Underlying Assets operated by the Company increased to 45 for the year ended December 31, 2019, excluding 3 Underlying Assets sold during the year vs. 15 in 2018, a net increase of 30 or 200%. Maintenance costs were not required during either the year ended December 31, 2019 or 2018.

Each Series of the Company will be responsible for its own operating expenses, such as storage, insurance or maintenance, beginning on the Closing date of the Offering for such Series Interests. However, post-closing operating expenses incurred and recorded by Series’ of the Company through the year from January 1, 2019 to December 31, 2019, the Manager has agreed to pay and not be reimbursed for certain but not all such expenses. These are accounted for as capital contributions by each respective Series.

Operating expenses for the Company including all of the Series by category for the year ended December 31, 2019 vs. 2018 are as follows:

Total Operating Expense
	12/31/2019	12/31/2018	Difference	Change
Storage	$74,124	$13,579	$60,545	446%
Transportation	39,049	7,720	31,329	406%
Insurance	27,343	13,832	13,511	98%
Professional Fee	36,060	7,623	28,437	373%
Marketing Expense	10,160	3,711	6,449	174%
Total Operating Expense	$186,736	$46,465	$140,271	302%

During the year ended December 31, 2018 and the year December 31, 2019, at the close of the respective Offerings for the Series, listed in the table below, each individual Series became responsible for operating expenses. Pre-Closing operating expenses are incurred on the books of the Company and post-Closing operating expenses incurred by each Series with a closed Offering are incurred and recorded on the books of the Series. These are as follows:

Operating Expenses
Applicable Series	Automobile	12/31/2019	12/31/2018
Series #77LE1	1977 Lotus Esprit S1	$4,300	$3,707
Series #69BM1	1969 Boss 302 Mustang	4,471	3,473
Series #85FT1	1985 Ferrari Testarossa	5,806	4,173
Series #88LJ1	1988 Lamborghini Jalpa	6,352	2,868
Series #55PS1	1955 Porsche Speedster	5,763	3,680
Series #95BL1	1995 BMW M3 Lightweight	4,421	1,768
Series #89PS1	1989 Porsche 911 Speedster	4,358	790
Series #90FM1	1990 Ford Mustang 7Up Edition	4,032	1,176
Series #83FB1	1983 Ferrari 512 BBi	5,264	1,831
Series #98DV1	1998 Dodge Viper GTS-R	4,457	799
Series #06FS1	2006 Ferrari F430 Spider	1,266	879
Series #93XJ1	1993 Jaguar XJ220	2,904	540
Series #02AX1	2002 Acura NSX-T	3,876	403
Series #99LE1	1999 Lotus Esprit Sport 350	4,235	215
Series #91MV1	1991 Mitsubishi 3000VT GR4	4,120	183
Series #92LD1	1992 Lancia Delta Martini 5 Evo	5,237	23
Series #94DV1	1994 Dodge Viper RT/10	4,281	79
Series #00FM1	2000 Ford Mustang Cobra R	1,057	-
Series #72MC1	1972 Mazda Cosmo Sport	4,284	-
Series #06FG1	2006 Ford GT	4,964	-
Series #11BM1	2011 BMW 1M, 6-Speed Manual	3,557	-
Series #80LC1	1980 Lamborghini Countach Turbo	4,217	-
Series #02BZ1	2002 BMW Z8	4,714	-
Series #88BM1	1988 BMW E30 M3	3,821	-
Series #63CC1	1963 Chevrolet Corvette Split Window	3,657	-
Series #76PT1	1976 Porsche 911 Turbo Cabrera	3,669	-
Series #75RA1	1975 Renault Alpine A110 1300	3,413	-
Series #65AG1	1965 Alfa Romeo Giulia Sprint Speciale	3,385	-
Series #93FS1	1993 Ferrari 348TS Series Speciale	1,530	-
Series #90MM1	1990 Mazda Miata	1,183	-
Series #61JE1	1961 Jaguar E-Type	3,048	-
Series #88PT1	1988 Porsche 944 Turbo S	1,322	-
Series #65FM1	1965 Ford Mustang 2+2 Fastback	2,697	-
Series #94LD1	1994 Lamborghini Diablo SE30 Jota	2,597	-
Series #99SS1	1999 Shelby Series 1	1,612	-
Series #94FS1	1994 Ferrari 348 Spider	870	-
Series #61MG1	1961 Maserati 3500GT	1,676	-
Series #92CC1	1992 Chevrolet Corvette ZR1	643	-
Series #89FT1	1989 Ferrari Testarossa	1,922	-
Series #80PN1	1980 Porsche 928	487	-
Series #89FG2	1989 Ferrari 328 GTS	461	-
Series #88LL1	1988 Lamborghini LM002	1,378	-
RSE Collection		49,429	19,878
Total Operating Expenses		$186,736	$46,465

Note: Series #77LE1 Interests were issued under Rule 506(c) and as such Series #77LE1 has not been broken out as a separate Series in the financial statements but is included in the table above.

Solely in the case of the Series listed in the Master Series Table, and which had closed Offerings as of December 31, 2019, the Manager has elected to pay for certain but not all of the operating expenses post the Closing of the Offerings for Series Interests and not be reimbursed by the respective Series. The unreimbursed expenses are accounted for as capital contributions by the Series.

Interest and Purchase Option Expenses and Financing/Banking Fees

Interest expenses related to the loans made to the Company by officers of the Manager and third-party lenders during the year ended December 31, 2019 totaled $0 vs. $10,745 during the 2018 year, a decrease of $10,745 or 100%.  This decrease is due to the decrease in borrowings used to purchase Underlying Assets, rather the majority of the Company’s asset acquisitions were through purchase option agreements or non-interest-bearing payments from the Manager, as well as a line of credit of the Manager as detailed below.

These interest expenses for the year ended December 31, 2018 have been incurred and accrued by the Company and in the case of cash interest, paid by the Manager, and were repaid through the proceeds raised through the Closing of the respective Offerings. The Company incurred $411 of wire transfer and other banking related fees during the year ended December 31, 2019 vs $0 in 2018.

Interest Expense Incurred by Company prior to Series Closing
Applicable Series	Automobile	12/31/2019	12/31/2018
Series #69BM1	1969 Boss 302 Mustang	$-	$70
Series #85FT1	1985 Ferrari Testarossa	-	1,807
Series #88LJ1	1988 Lamborghini Jalpa	-	227
Series #55PS1	1955 Porsche Speedster	-	655
Series #95BL1	1995 BMW M3 Lightweight	-	5,103
Series #98DV1	1998 Dodge Viper GTS-R	-	1,645
Series #06FS1	2006 Ferrari F430 Spider	-	513
Series #02AX1	2002 Acura NSX-T	-	482
Series #99LE1	1999 Lotus Esprit Sport 350	-	243
Other		411	-
Total		$411	$10,745

Note: Table only includes Series for which the acquisition of the Underlying Asset was made through interest paying loans.

Note: Other includes wire transfer fees and other banking related fees.

There were no ongoing expenses related to the purchase options for any other Series listed in the Master Series Table during the year ended December 31, 2019. Purchase option expense related to the purchase option agreement the Company has entered into, with regards to Series #55PS1 asset, totaled $7,444 for the year ended December 31, 2018.

As detailed further in “Note D - Debt” of the Notes to Financial Statements and Financial Obligations of the Company below, the Manager together with the Company and an affiliate of the Manager, entered into a $1.5 million line of credit (the “Line of Credit” or “LoC”) with Silicon Valley Bank on April 30, 2019, which allowed the Manager to make purchases of assets using the LoC, with the assets as collateral. On December 20, 2019, the LoC was replaced with a $2.25 million demand note (the “Demand Note” or “DM”) with Upper90. The DM allows the Manager to make purchases of assets for the Company and the affiliate of the Manager using the DM. At December 31, 2019, $1.56 million had been drawn on the DM and $7,800 in interest accrued by the Manager.

Asset Acquisitions, Purchase Options and Asset Sales

Details on the Automobile Assets acquired or for which we entered into purchase option agreements or purchase agreements during the years ended December 31, 2016, December 31, 2017, December 31, 2018 and December 31, 2019, as listed in the Master Series Table and summarized in the table below. We typically acquire Automobile Assets through the following methods.

-Upfront purchase - acquired the Underlying Asset outright prior to launch of the Offering, financed through loans made by officers or affiliates of the Manager, third-party lenders or through non-interest-bearing payments from the Manager.

-Purchase option agreement - enter into a purchase option which gives us the right, but not the obligation to purchase a specific Underlying Asset, typically through the proceeds of the Offering for the Series related to the Underlying Asset.

-Purchase agreement - enter into a purchase agreement, which obligates us to acquire the Underlying Asset, but typically with a significant payment delay, with the goal of raising the capital through the Offering of the Series related to the Underlying Asset.

In addition to acquiring Underlying Assets, from time to time, the Company receives unsolicited take-over offers for certain Underlying Assets. Per the terms of the Company’s operating agreement, the Company, together with the Company’s advisory board evaluates the offers and determines if it is in the interest of the Investors to sell the Underlying Asset. During the year ended December 31, 2019 two Underlying Assets, 2006 Ferrari F430 Spider “Manual” and 2000 Ford Mustang Cobra R owned by Series #06FS1 and Series #00FM1 respectively were sold and the Investors in such Series’ received their pro-rata share of the payments received. In certain instances, as was the case with the 2003 Porsche 911 GT2, the Company may decide to sell an Underlying Asset, that is on the books of the Company, but not yet transferred to a particular Series, because no Offering has yet occurred. In these instances, the anticipated Offering related to such Underlying Asset will be cancelled. For all Series which Underlying Assets are sold, the related Series is subsequently dissolved.

Details on the Underlying Assets acquired or for which we entered into purchase option agreements or purchase agreements, or which have subsequently been sold, as listed in the Master Series Table and summarized in the table below.

	# of Assets Sold	Total Value of Assets Sold	# of Assets Acquired	Total Value Assets Acquired ($)	# of Purchase Option Agreements	Total Value of Purchase Option Agreements ($)	# of Purchase Agreements	Total Value of Purchase Agreements ($)	Grand Total #	Grand Total Value ($)
2016-2017	0	$0	4	$471,471	3	$1,195,000	0	$0	7	$1,666,471
2018	0	$0	14	$1,993,788	8	$1,360,000	6	$1,539,000	28	$4,892,788
2019	(3)	($372,500)	5	$725,825	7	$717,375	2	$410,399	11	$1,481,099
Cumulative Total:	(3)	($372,500)	23	$3,191,084	18	$3,272,375	8	$1,949,399	46	$8,040,358

Note: Table represents agreements signed within the respective years and value of Underlying Assets represented by the agreements.

See “Note C - Related Party Transactions”, “Note D -Debt”, and “Note A - Asset Dispositions” of the Notes to Financial Statements for additional information on asset acquisitions.

Liquidity and Capital Resources

From inception, the Company and the Series have financed their business activities through capital contributions to the Company and individual Series from the Manager (or its affiliates). However, there is no obligation or assurance that the Manager will provide such required capital. Until such time as the Series’ have the capacity to generate cash flows from operations, the Manager may cover any deficits through additional capital contributions or the issuance of additional Interests in any individual Series. In addition, parts of the proceeds of future Offerings for individual Series may be used to create reserves for future operating expenses for such individual Series at the sole discretion of the Manager. There can be no assurance that the Manager will continue to fund such expenses. These factors raise substantial doubt about the Company’s and each listed Series’ ability to continue as a going concern for the twelve months following the date of this filing.

Cash and Cash Equivalent Balances

As of December 31, 2019, vs. December 31, 2018, the Company and the Series for which Closings had occurred, had cash or cash equivalents balances as follows:

Cash Balance
Applicable Series	Automobile	12/31/2019	12/31/2018
Series #77LE1	1977 Lotus Esprit S1	$2,780	$ 2,780
Series #69BM1	1969 Boss 302 Mustang	4,149	4,149
Series #55PS1	1955 Porsche Speedster	2,214	2,500
Series #95BL1	1995 BMW M3 Lightweight	1,000	1,000
Series #89PS1	1989 Porsche 911 Speedster	1,271	1,271
Series #90FM1	1990 Ford Mustang 7Up Edition	485	771
Series #83FB1	1983 Ferrari 512 BBi	2,485	2,771
Series #98DV1	1998 Dodge Viper GTS-R	2,500	2,500
Series #06FS1	2006 Ferrari F430 Spider	9,152	2,771
Series #93XJ1	1993 Jaguar XJ220	1,485	1,771
Series #02AX1	2002 Acura NSX-T	1,985	2,271
Series #99LE1	1999 Lotus Esprit Sport 350	1,985	2,271
Series #91MV1	1991 Mitsubishi 3000VT GR4	984	1,271
Series #92LD1	1992 Lancia Delta Martini 5 Evo	1,853	2,771
Series #94DV1	1994 Dodge Viper RT/10	1,984	2,271
Series #00FM1	2000 Ford Mustang Cobra R	3,760	-
Series #72MC1	1972 Mazda Cosmo Sport	4,989	-
Series #06FG1	2006 Ford GT	2,500	-
Series #11BM1	2011 BMW 1M, 6-Speed Manual	2,000	-
Series #80LC1	1980 Lamborghini Countach Turbo	3,504	-
Series #02BZ1	2002 BMW Z8	3,000	-
Series #88BM1	1988 BMW E30 M3	2,000	-
Series #63CC1	1963 Chevrolet Corvette Split Window	1,999	-
Series #76PT1	1976 Porsche 911 Turbo Cabrera	1,999	-
Series #75RA1	1975 Renault Alpine A110 1300	2,649	-
Series #65AG1	1965 Alfa Romeo Giulia Sprint Speciale	3,700	-
Series #93FS1	1993 Ferrari 348TS Series Speciale	3,050	-
Series #90MM1	1990 Mazda Miata	1,799	-
Series #61JE1	1961 Jaguar E-Type	2,898	-
Series #88PT1	1988 Porsche 944 Turbo S	4,439	-
Series #65FM1	1965 Ford Mustang 2+2 Fastback	2,300	-
Series #94LD1	1994 Lamborghini Diablo SE30 Jota	4,550	-
Series #99SS1	1999 Shelby Series 1	3,064	-
Series #94FS1	1994 Ferrari 348 Spider	2,962	-
Series #61MG1	1961 Maserati 3500GT	4,197	-
Series #92CC1	1992 Chevrolet Corvette ZR1	2,412	-
Series #89FT1	1989 Ferrari Testarossa	1,714	-
Series #80PN1	1980 Porsche 928	3,662	-
Series #89FG2	1989 Ferrari 328 GTS	3,288	-
Series #88LL1	1988 Lamborghini LM002	5,789	-
Total Series Cash Balance		$114,536	$ 33,139
RSE Collection		-	23,648
Total Cash Balance		$114,536	$ 56,787

Note: Series #77LE1 Interests were issued under Rule 506(c) and as such Series #77LE1 has not been broken out as a separate Series in the financial statements but is included in the table above.

Note: Only includes Series for which an Offering has closed. RSE Collection cash balance represents loans or capital contributions to be used for future payment of operating expenses.

Financial Obligations of the Company

On April 30, 2019, the Manager and the Company, including an affiliate of the Manager, entered into a $1.5 million revolving line of credit with Silicon Valley Bank. The LoC allowed the Manager to draw up to 80% of the value of an Underlying Assets for any asset held on the books of the Company for less than 180 days. Interest rate on any amounts outstanding under the LoC accrued at a floating per annum rate equal to the greater of (i) 0.50% above the Prime Rate (defined as the rate published in the money rates section of The Wall Street Journal) or (ii) 6.0%. Interest expense is paid monthly by the Manager. The Company was also held jointly and severably liable for any amounts outstanding under this LoC. On December 20, 2019, the Manager and the Company cancelled the LoC and the Manager repaid $220,000 outstanding under the LoC plus accrued interest of $1,100.

Simultaneous with the cancellation of the LoC, the Manger and the Company, including an affiliate of the Manager, entered into the DM with Upper90. The DM allows the Manager to draw up to 100% of the value of the Underlying Assets for any asset held on the books of the Company. Interest rate on any amounts outstanding under the DM accrues at a fixed per annum rate of 15%. The Company is also held jointly and severably liable for any amounts outstanding under this DM. The Manager expects to replace the DM with permanent financing from Upper90 with similar terms as the DM during the second quarter of 2020. At December 31, 2019, there were $1.56 million outstanding, per the table below, under the DM plus accrued interest of $7,800. Of the total $1.56 million in borrowings, $995,000 were related to Underlying Assets of the Company, the remainder related to Underlying Assets of the affiliate of the Manager.

The table below shows the borrowing base at December 31, 2019.

Borrowing Base
Asset Type	Series	Underlying Asset	$ Borrowed	Date Drawn
Automobile	#81AV1	1982 Aston Martin V8 Vantage	$ 285,000	12/20/2019
Automobile	#72FG2	1972 Ferrari 365 GT C/4	275,000	12/20/2019
Automobile	#95FF1	1995 Ferrari 355 Spider	105,000	12/20/2019
Automobile	#03SS1	2003 Series Saleen S7	330,000	12/20/2019
Memorabilia	#98JORDAN	1998 Michael Jordan Jersey	120,000	12/20/2019
Memorabilia	#33RUTH	1933 Babe Ruth Card	74,000	12/20/2019
Memorabilia	#56MANTLE	1956 Mickey Mantle Card	9,000	12/20/2019
Memorabilia	#88JORDAN	1988 Air Jordan III Sneakers	20,000	12/20/2019
Memorabilia	#AGHOWL	First Edition Howl and Other Poems	15,500	12/20/2019
Memorabilia	#ROOSEVELT	First Edition African Game Trails	17,000	12/20/2019
Memorabilia	#ULYSSES	1935 First Edition Ulysses	22,000	12/20/2019
Memorabilia	#YOKO	First Edition Grapefruit	12,500	12/20/2019
Memorabilia	#BIRKINBOR	2015 Hermès Bordeaux Birkin	50,000	12/20/2019
Memorabilia	#HIMALAYA	2014 Hermès Himalaya Birkin	130,000	12/20/2019
Memorabilia	#SPIDER1	1963 Amazing Spider-Man #1	20,000	12/20/2019
Memorabilia	#BATMAN3	1940 Batman #3	75,000	12/20/2019
Total			$ 1,560,000

Note: Series #81AV1, Series #72FG2, Series #95FF1 and Series #03SS1 are Series of the Company, the remainder are Series of an affiliate of the Manager.

From time to time the Manager, affiliates of the Manager or third-parties may make non-interest-bearing payments or loans to the Company to acquire an Underlying Asset prior to the Closing of an Offering for the respective Series. In such cases, the respective Series would repay any such non-interest-bearing payments or loans plus accrued interest, as the case may be, used to acquire its respective Underlying Asset with proceeds generated from the Closing of the Offering for Interests of such Series. No Series will have any obligation to repay a loan incurred by the Company to purchase an Underlying Asset for another Series.

See the subsection of “Liquidity and Capital Resources” of “Note A” to the Company’s financial statements for additional information.

Trend Information

 Completed, Launched and Qualified, but not Launched Offerings

The Company has completed, launched and qualified, but not launched the following number of Offerings.

	# of Offerings Launched	# of Offerings Closed	# Qualified but not launched
2016 - 2017	3	1	2
2018	17	16	11
2019	22	25	42

Note: data represents number Offerings for Series Interests of each state of Offering process in the given year.

Asset Disposals

The Company has sold the following Underlying Assets:

# of Underlying Assets Sold
2016 - 2017	0
2018	0
2019	3

Planned Offerings and Other Operations

The Company plans to launch the Offerings with their status listed as upcoming in the Master Series Table above as well as additional Offerings in the remainder of 2020. The Company also plans to launch approximately 50 additional Offerings in the next twelve-month period, as of the date of this filing, including Offerings for increasingly higher value Underlying Assets.  The proceeds from any Offerings closed during the next twelve months will be used to acquire the Underlying Asset of each Series for which an Offering has closed. We believe that launching a larger number of Offerings in 2020 and beyond will help us from a number of perspectives:

1)Continue to grow the user base on the Platform by attracting more Investors into our ecosystem.

2)Enable the Company to reduce operating expenses for each Series, as we negotiate better contracts for storage, insurance and other operating expenses with a larger collection of Underlying Assets.

3)Attract a larger community of Asset Sellers with high quality Underlying Assets to the Platform who may view us as a more efficient method of transacting than the traditional auction or dealership processes.

In addition to more Offerings, we also intend to continue to develop Membership Experience Programs, which allow Investors to enjoy the collection of assets acquired and managed by the Company through Membership Experience Programs. The initial testing of such Membership Experience Programs commenced in early 2019, with the opening of the Manager’s showroom in New York and the launch of the Asset Manger’s online merchandise shopping experience, but no revenues directly attributable to the Company or any Series have been generated by such programs. We expect to develop additional Membership Experience Programs throughout the remainder of 2020 and beyond, including one additional showroom location in the next year, as of the date of this filing. We believe that expanding the Membership Experience Programs in 2020 and beyond will help us from a number of perspectives:

1)Serve as an additional avenue to attract users to the Platform and to engage the existing users and Investors.

2)Start to generate revenues for the Series from the Underlying Assets used in the Membership Experience Programs, which we anticipate will enable the Underlying Assets to generate revenues for the Series to cover, in whole or in part, the ongoing post-Closing operating expenses.

We do not anticipate generating enough revenues in fiscal year 2020 from Membership Experience Programs, or otherwise, to cover all the operating expenses for any of the existing Series, or any other Series of Interests for which Offerings are expected to close in fiscal year 2020.

Item 3. Directors, Executive Officers, and Significant Employees

The following individuals constitute the Board of Directors, executive management and significant employees of the Manager:

Name	Age	Position	Term of Office (Beginning)
Christopher J. Bruno	39	Chief Executive Officer, Director	05/2016
Robert A. Petrozzo	37	Chief Product Officer	06/2016
Maximilian F. Niederste-Ostholt	40	Chief Financial Officer	08/2016
Vincent DiDonato	42	Chief Technology Officer	10/2019
Greg Bettinelli	47	Director	07/2018
Joshua Silberstein	44	Director	10/2016
Arun Sundararajan	48	Director	10/2016

Background of Officers and Directors of the Manager

The following is a brief summary of the background of each director and executive officer of the Manager:

Christopher J. Bruno, Chief Executive Officer

Chris is co-founder of the Company’s Manager and has been its CEO since the Company’s Managers inception. He is a serial entrepreneur who has developed several online platform businesses. In 2013, Chris co-founded Network of One, a data-driven content investment platform focused on the YouTube market where he worked until 2016.  Prior to Network of One, Chris co-founded Healthguru, a leading health information video platform on the web (acquired by Propel Media, Inc., OTC BB: PROM) where he worked from 2005 to 2013. Chris graduated magna cum laude with Honors from Williams College with a degree in Economics and received his MBA, beta gamma sigma, from the NYU Stern School of Business with a specialization in Finance and Entrepreneurship.

Robert A. Petrozzo, Chief Product Officer

Rob is co-founder of the Company’s Manager and has been its Chief Product Officer since the Company’s Managers inception. He is a designer and creative thinker who has led the development of multiple award-winning technology platforms in both the software and hardware arenas.  For the past decade, he has specialized in the product design space having created authoring components, architected the front-end of distribution platforms, and designed interactive content platforms for both consumers & enterprises. In his most recent role, he led the UX & UI effort at computer vision & robotics startup KeyMe, building interactive products from the ground up and deploying both mobile & kiosk-based software nationwide.  Rob worked at KeyMe from 2014 to 2016. Rob received his degree in User-Centered Design with a peripheral curriculum in User Psychology from the University of Philadelphia.

Maximilian F. Niederste-Ostholt, Chief Financial Officer

Max is co-founder of the Company’s Manager and has been its Chief Financial Officer since the Company’s Managers inception. He previously spent 9 years in the finance industry, working in the investment banking divisions of Lehman Brothers from 2007 to 2008 and Barclays from 2008 to 2016.  At both firms he was a member of the healthcare investment banking group, most recently as Director focused on M&A and financing transactions in the Healthcare IT and Health Insurance spaces.  Max has supported the execution of over $100 billion of financing and M&A transactions across various sectors of the healthcare space including buy-side and sell-side M&A assignments and financings across high grade and high yield debt, equities and convertible financings.  Work performed on these transactions included amongst other aspects, valuation, contract negotiations, capital raising support and general transaction execution activities. Max graduated from Williams College with a Bachelor of Arts in Computer Science and Economics and received Master of Business Administration, beta gamma sigma, from NYU’s Stern School of Business.

Vincent A. DiDonato, Chief Technology Officer

Vincent has been the Chief Technology Officer of the Asset Manager since December 2019, after joining the Asset Manager in May 2019. He brings more than 20 years of technology & web application development experience with a focus on SaaS-based B2C and B2B platforms. Most recently, Vincent was VP of Engineering at Splash, where he helped build and lead a global engineering team. Prior to Splash, Vincent spent over five years working as SiteCompli's VP of Technology & Engineering where he oversaw the direction and execution of SiteCompli's technology strategy as well as managed onshore and offshore software engineering operations. Vincent’s previous roles include director and engineering capacities with American Express and NYC & Company, where he led, architected and implemented multi-million-dollar product and platform launches.

Greg Bettinelli, Director

Greg has over 20 years of experience in the Internet and e-commerce industries. In 2013 he joined the venture capital firm Upfront Ventures as a Partner and is focused on investments in businesses at the intersection of retail and technology. One of Greg's most notable investments, Ring, was acquired by Amazon for $1 billion in 2018. Greg holds a BA in Political Science from the University of San Diego and an MBA from Pepperdine University's Graziadio School of Business and Management.

Joshua Silberstein, Director

Joshua is a seasoned operator and entrepreneur with more than 15 years of experience successfully building companies - as a founder, investor, board member, and CEO. In the past several years, Joshua has taken an active role with more than a dozen companies (with approximately $3 million to $47 million in revenue) - both in operating roles (Interim President, Chief Strategy Officer) and in an advisory capacity (to support a capital raise or lead an M&A transaction). Joshua has a BS in Economics from the Wharton School, summa cum laude and an MBA from Columbia University, beta gamma sigma.

Arun Sundararajan, Director

Arun is Professor and the Robert L. and Dale Atkins Rosen Faculty Fellow at New York University’s (NYU) Stern School of Business, and an affiliated faculty member at many of NYU’s interdisciplinary research centers, including the Center for Data Science and the Center for Urban Science and Progress. He joined the NYU Stern faculty in 1998. Arun holds a Ph.D. in Business Administration and an M.S. in Management Science from the University of Rochester, and a B. Tech. in Electrical Engineering from the Indian Institute of Technology, Madras.

Compensation of Executive Officers

We do not currently have any employees, nor do we currently intend to hire any employees who will be compensated directly by the Company. Each of the executive officers of the Manager manage our day-to-day affairs, oversee the review, selection and recommendation of investment opportunities, service acquired investments and monitor the performance of these investments to ensure that they are consistent with our investment objectives. Each of these individuals receives compensation for his or her services, including services performed for us on behalf of the Manager.  Although we will indirectly bear some of the costs of the compensation paid to these individuals, through fees we pay to the Manager, we do not intend to pay any compensation directly to these individuals.

Item 4. Security Ownership of Management and Certain Security holders

The Company is managed by the Manager. At the Closing of each Offering, the Manager or an affiliate will own at least 2% of the Interests acquired on the same terms as the other Investors. The address of the Manager is 250 Lafayette Street, 2nd Floor, New York, NY 10012.

As of December 31, 2019, the securities of the Company are beneficially owned as follows:

Title of class	Closing Date	Total Interests Offered	Interest Owned by Manager (1) (2)	Total Offering Value	Interest Issued to Asset Seller (3)
Interest - Series #77LE1 (4)	4/13/2017	2,000	201 / 10%	$77,700	0 / 0%
Interest - Series #69BM1	2/7/2018	2,000	217 / 11%	$115,000	0 / 0%
Interest - Series #85FT1	2/15/2018	2,000	210 / 11%	$165,000	0 / 0%
Interest - Series #88LJ1	4/12/2018	2,000	214 / 11%	$135,000	0 / 0%
Interest - Series #55PS1	6/6/2018	2,000	478 / 24%	$425,000	0 / 0%
Interest - Series #95BL1	7/12/2018	2,000	53 / 3%	$118,500	0 / 0%
Interest - Series #89PS1	7/31/2018	2,000	40 / 2%	$165,000	1200 / 60%
Interest - Series #90FM1	7/31/2018	2,000	50 / 3%	$16,500	300 / 15%
Interest - Series #83FB1	9/5/2018	5,000	207 / 4%	$350,000	0 / 0%
Interest - Series #98DV1	10/10/2018	2,000	51 / 3%	$130,000	0 / 0%
Interest - Series #93XJ1	11/6/2018	5,000	317 / 6%	$495,000	0 / 0%
Interest - Series #02AX1	11/30/2018	2,000	61 / 3%	$108,000	0 / 0%
Interest - Series #99LE1	12/4/2018	2,000	58 / 3%	$69,500	0 / 0%
Interest - Series #91MV1	12/7/2018	2,000	41 / 2%	$38,000	0 / 0%
Interest - Series #92LD1	12/26/2018	3,000	1576 / 53%	$165,000	0 / 0%
Interest - Series #94DV1	12/26/2018	2,000	493 / 25%	$57,500	0 / 0%
Interest - Series #72MC1	1/4/2019	2,000	50 / 3%	$124,500	675 / 34%
Interest - Series #06FG1	1/8/2019	5,000	194 / 4%	$320,000	0 / 0%
Interest - Series #11BM1	1/25/2019	2,000	855 / 43%	$84,000	0 / 0%
Interest - Series #80LC1	2/8/2019	5,000	116 / 2%	$635,000	259 / 5%
Interest - Series #02BZ1	2/8/2019	3,000	1235 / 41%	$195,000	0 / 0%
Interest - Series #88BM1	2/25/2019	3,000	1321 / 44%	$141,000	0 / 0%
Interest - Series #63CC1	3/18/2019	2,000	63 / 3%	$126,000	0 / 0%
Interest - Series #76PT1	3/22/2019	3,000	94 / 3%	$189,900	0 / 0%
Interest - Series #75RA1	4/9/2019	3,000	210 / 7%	$84,000	0 / 0%
Interest - Series #65AG1	4/16/2019	2,000	117 / 6%	$178,500	0 / 0%
Interest - Series #93FS1	4/22/2019	2,000	43 / 2%	$137,500	0 / 0%
Interest - Series #61JE1	4/26/2019	3,000	553 / 18%	$246,000	0 / 0%
Interest - Series #90MM1	4/26/2019	5,000	100 / 2%	$26,600	0 / 0%
Interest - Series #65FM1	7/18/2019	2,000	44 / 2%	$82,500	0 / 0%
Interest - Series #88PT1	7/18/2019	2,200	64 / 3%	$66,000	0 / 0%
Interest - Series #94LD1	8/6/2019	5,000	372 / 7%	$597,500	0 / 0%
Interest - Series #99SS1	9/11/2019	1,000	50 / 5%	$137,500	0 / 0%

Interest - Series #94FS1	9/17/2019	2,000	100 / 5%	$145,000	0 / 0%
Interest - Series #61MG1	9/30/2019	5,000	787 / 16%	$340,000	0 / 0%
Interest - Series #92CC1	10/2/2019	2,000	40 / 2%	$52,500	0 / 0%
Interest - Series #89FT1	10/11/2019	4,000	400 / 10%	$180,000	0 / 0%
Interest - Series #80PN1	11/6/2019	5,000	250 / 5%	$48,000	0 / 0%
Interest - Series #89FG2	11/14/2019	1,700	69 / 4%	$127,500	0 / 0%
Interest - Series #88LL1	12/8/2019	2,000	528 / 26%	$292,000	0 / 0%
Interest - Series #82AV1	Q2 2020 or Q3 2020	1	1 / 100%	$297,500	0 / 0%
Interest - Series #03SS1	Q2 2020 or Q3 2020	1	1 / 100%	$375,000	0 / 0%
Interest - Series #72FG2	Q2 2020 or Q3 2020	1	1 / 100%	$295,000	0 / 0%
Interest - Series #95FF1	Q2 2020 or Q3 2020	1	1 / 100%	$120,000	0 / 0%
Interest - Series #72FG1	Q2 2020 or Q3 2020	1	1 / 100%	$345,000	0 / 0%
Interest - Series #82AB1	Q2 2020 or Q3 2020	1	1 / 100%	$129,500	0 / 0%
Interest - Series #99FG1	Q2 2020 or Q3 2020	1	1 / 100%	$145,750	0 / 0%
Interest - Series #12MM1	Q2 2020 or Q3 2020	1	1 / 100%	$125,000	0 / 0%
Interest - Series #91DP1	Q2 2020 or Q3 2020	1	1 / 100%	$397,500	0 / 0%
Interest - Series #89FG1	Q2 2020 or Q3 2020	1	1 / 100%	$110,000	0 / 0%
Interest - Series #66AV1	Q2 2020 or Q3 2020	1	1 / 100%	$485,000	0 / 0%
Interest - Series #55MG1	Q2 2020 or Q3 2020	1	1 / 100%	$1,250,000	0 / 0%
Interest - Series #65PT1	Q2 2020 or Q3 2020	1	1 / 100%	$135,000	0 / 0%
Interest - Series #73FD1	Q2 2020 or Q3 2020	1	1 / 100%	$285,000	0 / 0%
Interest - Series #76FG1	Q2 2020 or Q3 2020	1	1 / 100%	$185,000	0 / 0%
Interest - Series #89NG1	Q2 2020 or Q3 2020	1	1 / 100%	$80,000	0 / 0%
Interest - Series #90FF1	Q2 2020 or Q3 2020	1	1 / 100%	$1,230,000	0 / 0%
Interest - Series #95BE1	Q2 2020 or Q3 2020	1	1 / 100%	$850,000	0 / 0%
Interest - Series #99LD1	Q2 2020 or Q3 2020	1	1 / 100%	$345,000	0 / 0%
Interest - Series #67FG1	Q2 2020 or Q3 2020	1	1 / 100%	$625,000	0 / 0%
Interest - Series #67CC1	Q2 2020 or Q3 2020	1	1 / 100%	$200,000	0 / 0%
Interest - Series #64AD1	Q2 2020 or Q3 2020	1	1 / 100%	$945,000	0 / 0%
Interest - Series #95FM1	Q2 2020 or Q3 2020	1	1 / 100%	$460,000	0 / 0%
Interest - Series #91GS1	Q2 2020 or Q3 2020	1	1 / 100%	$43,450	0 / 0%
Interest - Series #87FF1	Q2 2020 or Q3 2020	1	1 / 100%	$129,800	0 / 0%
Interest - Series #67FS1	Q2 2020 or Q3 2020	1	1 / 100%	$195,000	0 / 0%
Interest - Series #72PT1	Q2 2020 or Q3 2020	1	1 / 100%	$220,000	0 / 0%
Interest - Series #08TR1	Q2 2020 or Q3 2020	1	1 / 100%	$100,000	0 / 0%
Interest - Series #63PT1	Q2 2020 or Q3 2020	1	1 / 100%	$140,000	0 / 0%
Interest - Series #61JC1	Q2 2020 or Q3 2020	1	1 / 100%	$195,000	0 / 0%
Interest - Series #55MS1	Q2 2020 or Q3 2020	1	1 / 100%	$195,000	0 / 0%
Interest - Series #67MS1	Q2 2020 or Q3 2020	1	1 / 100%	$160,000	0 / 0%
Interest - Series #94BE1	Q2 2020 or Q3 2020	1	1 / 100%	$1,000,000	0 / 0%
Interest - Series #99FF1	Q2 2020 or Q3 2020	1	1 / 100%	$125,000	0 / 0%

Interest - Series #79PT1	Q2 2020 or Q3 2020	1	1 / 100%	$155,000	0 / 0%
Interest - Series #69PN1	Q2 2020 or Q3 2020	1	1 / 100%	$95,000	0 / 0%
Interest - Series #68CC1	Q2 2020 or Q3 2020	1	1 / 100%	$135,000	0 / 0%
Interest - Series #90FT1	Q2 2020 or Q3 2020	1	1 / 100%	$82,500	0 / 0%
Interest - Series #78MM1	Q2 2020 or Q3 2020	1	1 / 100%	$97,500	0 / 0%
Interest - Series #81DD1	Q2 2020 or Q3 2020	1	1 / 100%	$72,000	0 / 0%
Interest - Series #98AX1	Q2 2020 or Q3 2020	1	1 / 100%	$110,000	0 / 0%
Interest - Series #08MS1	Q2 2020 or Q3 2020	1	1 / 100%	$320,000	0 / 0%
Interest - Series #11FG1	Q2 2020 or Q3 2020	1	1 / 100%	$570,000	0 / 0%
Interest - Series #06FG2	Q2 2020 or Q3 2020	1	1 / 100%	$390,000	0 / 0%
Interest - Series #91JX1	Q2 2020 or Q3 2020	1	1 / 100%	$1,550,000	0 / 0%

Note: Table does not include any Offerings or anticipated Offerings for which the Underlying Asset has been sold.

(1)RSE Markets, Inc. is the beneficial owner of these Interests.

(2)Upon the designation of the Series, RSE Markets, Inc. became the initial member holding 100% of the Interest in the Series.  Upon the Closing of the Offering, RSE Markets, Inc. must own at least 2%.

(3)Interests in Series issued to Asset Seller at Closing of Offering as part of total purchase consideration.

(4)Interests in Series #77LE1 were issued under Rule 506(c) of Regulation D and were thus not qualified under the Company’s Offering Circular (as amended). All other Interests in Series of the Company were issued under Tier 2 of Regulation A+.

Item 5. Related Party Transactions

Individual officers of the Manager have made loans listed in the table below to the Company to facilitate the purchase of an asset prior to the Closing of a Series’ Offering.  Each of the loans and related interest were repaid through proceeds of the Offering associated with a Series. Once a Series repaid the Company and other parties, such as the Manager and the broker, from the proceeds of a closed Offering, the Underlying Assets were transferred to the related Series and no Series bears the economic effects of any loan made to purchase any other Underlying Asset.

Related Party Transactions: Officer and Affiliate Loans
Loan	Series	Principal	Accrued Interest	Status	Loan Date	Annual Interest Rate	Offering Closed Date
Loan 1	#77LE1	$69,400	$241	Repaid from proceeds	10/3/2016	0.66%	4/13/2017
Loan 2	69BM1	97,395	821	Repaid from proceeds	10/31/2016	0.66%	2/9/2018
Loan 4	#85FT1	47,500	401	Repaid from proceeds	6/1/2017	1.18%	2/16/2018
Loan 3	#88LJ1	119,676	1,126	Repaid from proceeds	11/23/2016	0.68%	4/12/2018
Loan 5	#55PS1	20,000	228	Repaid from proceeds	7/1/2017	1.22%	6/6/2018
Loan 6	#55PS1	100,000	550	Repaid from proceeds	2/15/2018	1.81%	6/6/2018
Loan 7	#93XJ1	25,000	336	Repaid from proceeds	3/2/2018	1.96%	11/7/2018
Loan 8	#95BL1	10,000	60	Repaid from proceeds	3/30/2018	1.96%	7/12/2018
Loan 9	#93XJ1	145,000	4,767	Repaid from proceeds	3/2/2018	10.00%	7/1/2018
Loan 10	98DV1	80,000	513	Repaid from proceeds	6/28/2018	2.34%	10/6/2018
Loan 11	#02AX1	100,000	481	Repaid from proceeds	9/21/2018	2.51%	11/30/2018
Loan 12	#99LE1	62,100	243	Repaid from proceeds	10/9/2018	2.55%	12/4/2018
Additional		1,900	-	Repaid additional amount outstanding			6/6/2018
Amounts repaid as of 12/31/2018		$(877,971)	$(9,767)
Balance 12/31/2018		$-	$-

Note: $1,900 additional loan not related to a specific Underlying Asset, originally intended for additional acquisitions, but repaid.

Note: Principal not including $205,000 and accrued interest not including $309 related to the J.J. Best third-party loan.

The Company had repaid all outstanding related-party obligations as December 31, 2019 and has not incurred any additional related-party obligations since. The Company intends to repay any future related-party loans plus accrued interest upon completion of the applicable Offerings for Series Interests.

Item 6. Other Significant Information

None.

Item 7.  Financial Statements for the Fiscal Years EndED December 31, 2019 and 2018

CONTENTS

PAGE

RSE COLLECTION, LLC AND VARIOUS SERIES:

Years Ended December 31, 2019 and 2018 Audited Consolidated Financial Statements

Report of Independent Registered Public Accounting FirmF-1

Consolidated Balance SheetsF-2

Consolidated Statements of OperationsF-14

Consolidated Statements of Members’ Equity F-26

Consolidated Statements of Cash Flows F-30

Notes to Consolidated Financial Statements F-42

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Members of

RSE Collection, LLC

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of RSE Collection, LLC (the "Company") on a consolidated basis and for each listed Series as of December 31, 2019 and 2018, and the related consolidated statements of operations, members' equity, and cash flows for the Company on a consolidated basis and for each listed Series for each of the years then ended, and the related notes (collectively referred to as the "financial statements").  In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Company and each listed Series as of December 31, 2019 and 2018, and the consolidated results of operations and cash flows for the Company and each listed Series for each of the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying financial statements have been prepared assuming that the Company and each listed Series will continue as a going concern.  As discussed in Note A to the financial statements, the Company's and each listed Series’ lack of liquidity raises substantial doubt about their ability to continue as a going concern.  Management's plans in regard to these matters are also described in Note A.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Restatement

As discussed in Note J to the financial statements the December 31, 2018 financial statements have been restated to correct an error.

Basis for Opinion

These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on the Company's and each listed Series’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company and each listed Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Company and each listed Series is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's or each listed Series internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

/s/ EisnerAmper LLP

We have served as the Company's auditor since 2017.

EISNERAMPER LLP

New York, New York

April 29, 2020

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2019

	Series #69BM1	Series #85FT1	Series #88LJ1	Series #55PS1	Series #95BL1
Assets
Current Assets
Cash and Cash Equivalents	$4,149	$-	$-	$2,214	$1,000
Pre-paid Insurance	104	130	120	384	95
Total Current Assets	4,253	130	120	2,598	1,095
Other Assets
Collectible Automobiles - Deposits	-	-	-	-	-
Collectible Automobiles - Owned	106,266	175,826	132,382	408,386	114,541
TOTAL ASSETS	$110,519	$175,956	$132,502	$410,984	$115,636

LIABILITIES AND MEMBERS' EQUITY
Liabilities
Current Liabilities
Accounts Payable	$479	$479	$479	$479	$479
Income Taxes Payable	-	-	-	-	-
Due to the Manager for Insurance	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-
Total Liabilities	479	479	479	479	479

Membership Contributions	111,236	163,883	133,508	422,131	116,742
Capital Contribution for Operating Expenses	7,569	9,630	8,861	9,346	5,805
Capital Contribution for loss at Offering close	-	12,344	-	3,357	444
Distribution to RSE Collection	(821)	(401)	(1,126)	(14,889)	(1,645)
Retained Earnings / (Accumulated Deficit)	(7,944)	(9,979)	(9,220)	(9,440)	(6,189)
Members' Equity	110,040	175,477	132,023	410,505	115,157
TOTAL LIABILITIES AND MEMBERS' EQUITY	$110,519	$175,956	$132,502	$410,984	$115,636

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2019

	Series #89PS1	Series #90FM1	Series #83FB1	Series #98DV1	Series #06FS1
Assets
Current Assets
Cash and Cash Equivalents	$1,271	$485	$2,485	$2,500	$9,152
Pre-paid Insurance	131	16	272	101	-
Total Current Assets	1,402	501	2,757	2,601	9,152
Other Assets
Collectible Automobiles - Deposits	-	-	-	-	-
Collectible Automobiles - Owned	160,000	14,786	332,806	122,544	-
TOTAL ASSETS	$161,402	$15,287	$335,563	$125,145	$9,152

LIABILITIES AND MEMBERS' EQUITY
Liabilities
Current Liabilities
Accounts Payable	$304	$304	$479	$479	$-
Income Taxes Payable	-	-	-	-	6,746
Due to the Manager for Insurance	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	2,406
Total Liabilities	304	304	479	479	9,152

Membership Contributions	161,521	15,446	335,691	125,757	-
Capital Contribution for Operating Expenses	4,975	4,920	6,888	4,878	-
Capital Contribution for loss at Offering close	-	-	-	-	-
Distribution to RSE Collection	(250)	(175)	(400)	(713)	-
Retained Earnings / (Accumulated Deficit)	(5,148)	(5,208)	(7,095)	(5,256)	-
Members' Equity	161,098	14,983	335,084	124,666	-
TOTAL LIABILITIES AND MEMBERS' EQUITY	$161,402	$15,287	$335,563	$125,145	$9,152

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2019

	Series #93XJ1	Series #02AX1	Series #99LE1	Series #91MV1	Series #92LD1
Assets
Current Assets
Cash and Cash Equivalents	$1,485	$1,985	$1,985	$984	$1,853
Pre-paid Insurance	499	84	50	26	117
Total Current Assets	1,984	2,069	2,035	1,011	1,970
Other Assets
Collectible Automobiles - Deposits	-	-	-	-	-
Collectible Automobiles - Owned	488,586	101,786	64,271	35,437	157,902
TOTAL ASSETS	$490,570	$103,855	$66,306	$36,448	$159,872

LIABILITIES AND MEMBERS' EQUITY
Liabilities
Current Liabilities
Accounts Payable	$-	$479	$479	$479	$304
Income Taxes Payable	-	-	-	-	-
Due to the Manager for Insurance	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-
Total Liabilities	-	479	479	479	304

Membership Contributions	487,801	104,452	66,699	36,621	160,430
Capital Contribution for Operating Expenses	3,942	3,884	4,020	3,851	4,398
Capital Contribution for loss at Offering close	7,373	-	-	-	-
Distribution to RSE Collection	(5,103)	(681)	(443)	(200)	-
Retained Earnings / (Accumulated Deficit)	(3,443)	(4,279)	(4,449)	(4,303)	(5,260)
Members' Equity	490,570	103,376	65,827	35,969	159,568
TOTAL LIABILITIES AND MEMBERS' EQUITY	$490,570	$103,855	$66,306	$36,448	$159,872

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2019

	Series #94DV1	Series #00FM1	Series #72MC1	Series #06FG1	Series #11BM1
Assets
Current Assets
Cash and Cash Equivalents	$1,984	$3,760	$4,989	$2,500	$2,000
Pre-paid Insurance	20	-	-	112	-
Total Current Assets	2,004	3,760	4,989	2,612	2,000
Other Assets
Collectible Automobiles - Deposits	-	-	-	-	-
Collectible Automobiles - Owned	52,787	-	115,562	309,286	79,786
TOTAL ASSETS	$54,791	$3,760	$120,551	$311,898	$81,786

LIABILITIES AND MEMBERS' EQUITY
Liabilities
Current Liabilities
Accounts Payable	$304	$-	$304	$304	$304
Income Taxes Payable	-	2,711	-	-	-
Due to the Manager for Insurance	-	-	3	-	-
Due to the Manager or its Affiliates	-	1,049	-	-	-
Total Liabilities	304	3,760	307	304	304

Membership Contributions	54,771	-	120,551	312,086	82,286
Capital Contribution for Operating Expenses	4,076	-	3,977	4,772	3,253
Capital Contribution for loss at Offering close	-	-	-	-	-
Distribution to RSE Collection	-	-	-	(300)	(500)
Retained Earnings / (Accumulated Deficit)	(4,360)	-	(4,284)	(4,964)	(3,557)
Members' Equity	54,487	-	120,244	311,594	81,482
TOTAL LIABILITIES AND MEMBERS' EQUITY	$54,791	$3,760	$120,551	$311,898	$81,786

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2019

	Series #80LC1	Series #02BZ1	Series #88BM1	Series #63CC1	Series #76PT1
Assets
Current Assets
Cash and Cash Equivalents	$3,504	$3,000	$2,000	$1,999	$1,999
Pre-paid Insurance	495	141	103	90	11
Total Current Assets	3,999	3,141	2,103	2,089	2,010
Other Assets
Collectible Automobiles - Deposits	-	-	-	-	-
Collectible Automobiles - Owned	612,439	186,301	136,465	120,286	182,802
TOTAL ASSETS	$616,438	$189,442	$138,568	$122,375	$184,812

LIABILITIES AND MEMBERS' EQUITY
Liabilities
Current Liabilities
Accounts Payable	$304	$304	$304	$304	$304
Income Taxes Payable	-	-	-	-	-
Due to the Manager for Insurance	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-
Total Liabilities	304	304	304	304	304

Membership Contributions	616,716	189,601	138,765	122,586	185,301
Capital Contribution for Operating Expenses	4,409	4,551	3,620	3,442	3,376
Capital Contribution for loss at Offering close	-	-	-	-	-
Distribution to RSE Collection	(774)	(300)	(300)	(300)	(500)
Retained Earnings / (Accumulated Deficit)	(4,217)	(4,714)	(3,821)	(3,657)	(3,669)
Members' Equity	616,134	189,138	138,264	122,071	184,508
TOTAL LIABILITIES AND MEMBERS' EQUITY	$616,438	$189,442	$138,568	$122,375	$184,812

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2019

	Series #75RA1	Series #65AG1	Series #93FS1	Series #90MM1	Series #61JE1
Assets
Current Assets
Cash and Cash Equivalents	$2,649	$3,700	$3,050	$1,799	$2,898
Pre-paid Insurance	-	11	-	-	-
Total Current Assets	2,649	3,711	3,050	1,799	2,898
Other Assets
Collectible Automobiles - Deposits	-	-	-	-	-
Collectible Automobiles - Owned	75,903	170,286	131,136	23,187	235,388
TOTAL ASSETS	$78,552	$173,997	$134,186	$24,986	$238,286

LIABILITIES AND MEMBERS' EQUITY
Liabilities
Current Liabilities
Accounts Payable	$304	$479	$304	$304	$304
Income Taxes Payable	-	-	-	-	-
Due to the Manager for Insurance	23	-	16	7	7
Due to the Manager or its Affiliates	-	-	-	-	-
Total Liabilities	327	479	320	311	311

Membership Contributions	79,052	173,986	134,186	24,986	238,636
Capital Contribution for Operating Expenses	3,086	2,917	1,210	872	2,737
Capital Contribution for loss at Offering close	-	-	-	-	-
Distribution to RSE Collection	(500)	-	-	-	(350)
Retained Earnings / (Accumulated Deficit)	(3,413)	(3,385)	(1,530)	(1,183)	(3,048)
Members' Equity	78,225	173,518	133,866	24,675	237,975
TOTAL LIABILITIES AND MEMBERS' EQUITY	$78,552	$173,997	$134,186	$24,986	$238,286

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2019

	Series #65FM1	Series #88PT1	Series #94LD1	Series #99SS1	Series #94FS1
Assets
Current Assets
Cash and Cash Equivalents	$2,300	$4,439	$4,550	$3,064	$2,962
Pre-paid Insurance	10	-	201	17	38
Total Current Assets	2,310	4,439	4,751	3,081	3,000
Other Assets
Collectible Automobiles - Deposits	-	-	-	-	-
Collectible Automobiles - Owned	75,997	62,780	572,236	129,227	138,482
TOTAL ASSETS	$78,307	$67,219	$576,987	$132,308	$141,482

LIABILITIES AND MEMBERS' EQUITY
Liabilities
Current Liabilities
Accounts Payable	$304	$304	$479	$479	$304
Income Taxes Payable	-	-	-	-	-
Due to the Manager for Insurance	-	19	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-
Total Liabilities	304	323	479	479	304

Membership Contributions	79,297	65,005	577,286	133,279	141,794
Capital Contribution for Operating Expenses	2,403	999	2,319	1,150	604
Capital Contribution for loss at Offering close	-	2,214	-	-	-
Distribution to RSE Collection	(1,000)	-	(500)	(988)	(350)
Retained Earnings / (Accumulated Deficit)	(2,697)	(1,322)	(2,597)	(1,612)	(870)
Members' Equity	78,003	66,896	576,508	131,829	141,178
TOTAL LIABILITIES AND MEMBERS' EQUITY	$78,307	$67,219	$576,987	$132,308	$141,482

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2019

	Series #61MG1	Series #92CC1	Series #89FT1	Series #80PN1	Series #89FG2	Series #88LL1	Consolidated
Assets
Current Assets
Cash and Cash Equivalents	$4,197	$2,412	$1,714	$3,662	$3,288	$5,789	$114,536
Pre-paid Insurance	-	12	-	-	7	77	3,982
Total Current Assets	4,197	2,424	1,714	3,662	3,295	5,866	118,518
Other Assets
Collectible Automobiles - Deposits	-	-	-	-	-	-	616,000
Collectible Automobiles - Owned	325,590	46,188	175,136	47,388	119,562	277,511	7,546,553
TOTAL ASSETS	$329,787	$48,612	$176,850	$51,050	$122,857	$283,377	$8,281,071

LIABILITIES AND MEMBERS' EQUITY
Liabilities
Current Liabilities
Accounts Payable	$304	$304	$417	$273	$232	$106	$16,752
Income Taxes Payable	-	-	-	-	-	-	9,457
Due to the Manager for Insurance	84	-	76	2	-	-	406
Due to the Manager or its Affiliates	-	-	-	-	-	-	1,280,433
Total Liabilities	388	304	493	275	232	106	1,307,048

Membership Contributions	330,287	48,600	176,850	47,020	123,550	283,775	6,995,378
Capital Contribution for Operating Expenses	1,288	351	1,429	212	236	1,349	250,769
Capital Contribution for loss at Offering close	-	-	400	4,030	-	-	44,272
Distribution to RSE Collection	(500)	-	(400)	-	(700)	(475)	-
Retained Earnings / (Accumulated Deficit)	(1,676)	(643)	(1,922)	(487)	(461)	(1,378)	(316,397)
Members' Equity	329,399	48,308	176,357	50,775	122,625	283,271	6,974,022
TOTAL LIABILITIES AND MEMBERS' EQUITY	$329,787	$48,612	$176,850	$51,050	$122,857	$283,377	$8,281,071

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2018

	Series #69BM1	Series #85FT1	Series #88LJ1	Series #55PS1
Assets
Current Assets
Cash and Cash Equivalents	$4,149	$-	$-	$2,500
Pre-paid Insurance	71	101	85	283
Total Current Assets	4,220	101	85	2,783
Other Assets
Collectible Automobiles - Deposits	-	-	-	-
Collectible Automobiles - Owned	106,266	175,826	132,382	408,100
TOTAL ASSETS	$110,486	$175,927	$132,467	$410,883

LIABILITIES AND MEMBERS EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$100	$100	$-	$-
Insurance Payable	-	-	-	-
Accrued Interest	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-
Debt	-	-	-	-
Total Current Liabilities	100	100	-	-
Total Liabilities	100	100	-	-

Membership Contributions	111,236	163,883	133,508	422,132
Capital Contribution	3,444	16,518	2,953	7,320
Distribution to RSE Collection	(821)	(401)	(1,126)	(14,889)
Contribution to Series	-	-	-	-
Accumulated Deficit	(3,473)	(4,173)	(2,868)	(3,680)
Members' Equity	110,386	175,827	132,467	410,883
TOTAL LIABILITIES AND EQUITY	$110,486	$175,927	$132,467	$410,883

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2018

	Series #95BL1	Series #89PS1	Series #90FM1	Series #83FB1
Assets
Current Assets
Cash and Cash Equivalents	$1,000	$1,271	$771	$2,771
Pre-paid Insurance	74	101	12	207
Total Current Assets	1,074	1,372	783	2,978
Other Assets
Collectible Automobiles - Deposits	-	-	-	-
Collectible Automobiles - Owned	114,541	160,000	14,500	332,520
TOTAL ASSETS	$115,615	$161,372	$15,283	$335,498

LIABILITIES AND MEMBERS EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-
Insurance Payable	-	-	-	-
Accrued Interest	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-
Debt	-	-	-	-
Total Current Liabilities	-	-	-	-
Total Liabilities	-	-	-	-

Membership Contributions	116,741	161,521	15,446	335,691
Capital Contribution	2,287	891	1,188	2,038
Distribution to RSE Collection	(1,645)	(250)	(175)	(400)
Contribution to Series	-	-	-	-
Accumulated Deficit	(1,768)	(790)	(1,176)	(1,831)
Members' Equity	115,615	161,372	15,283	335,498
TOTAL LIABILITIES AND EQUITY	$115,615	$161,372	$15,283	$335,498

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2018

	Series #98DV1	Series #06FS1	Series #93XJ1	Series #02AX1
Assets
Current Assets
Cash and Cash Equivalents	$2,500	$2,771	$1,771	$2,271
Pre-paid Insurance	77	118	293	64
Total Current Assets	2,577	2,889	2,064	2,335
Other Assets
Collectible Automobiles - Deposits	-	-	-	-
Collectible Automobiles - Owned	122,544	192,500	488,300	101,500
TOTAL ASSETS	$125,121	$195,389	$490,364	$103,835

LIABILITIES AND MEMBERS EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-
Insurance Payable	-	-	-	-
Accrued Interest	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-
Debt	-	-	-	-
Total Current Liabilities	-	-	-	-
Total Liabilities	-	-	-	-

Membership Contributions	125,757	195,271	487,801	104,452
Capital Contribution	876	997	8,206	467
Distribution to RSE Collection	(713)	-	(5,103)	(681)
Contribution to Series	-	-	-	-
Accumulated Deficit	(799)	(879)	(540)	(403)
Members' Equity	125,121	195,389	490,364	103,835
TOTAL LIABILITIES AND EQUITY	$125,121	$195,389	$490,364	$103,835

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2018

	Series #99LE1	Series #91MV1	Series #92LD1	Series #94DV1	Consolidated
Assets
Current Assets
Cash and Cash Equivalents	$2,271	$1,271	$2,771	$2,271	$56,787
Pre-paid Insurance	34	19	86	-	2,306
Total Current Assets	2,305	1,290	2,857	2,271	59,093
Other Assets
Collectible Automobiles - Deposits	-	-	-	-	736,431
Collectible Automobiles - Owned	63,985	35,150	157,659	52,500	4,648,349
TOTAL ASSETS	$66,290	$36,440	$160,516	$54,771	$5,443,873

LIABILITIES AND MEMBERS EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$300
Insurance Payable	-	-	-	39	912
Accrued Interest	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	2,658,883
Debt	-	-	-	-	-
Total Current Liabilities	-	-	-	39	2,660,095
Total Liabilities	-	-	-	39	2,660,095

Membership Contributions	66,699	36,621	160,430	54,771	2,765,168
Capital Contribution	249	202	109	40	123,917
Distribution to RSE Collection	(443)	(200)	-	-	-
Contribution to Series	-	-	-	-	-
Accumulated Deficit	(215)	(183)	(23)	(79)	(105,307)
Members' Equity	66,290	36,440	160,516	54,732	2,783,778
TOTAL LIABILITIES AND EQUITY	$66,290	$36,440	$160,516	$54,771	$5,443,873

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Operations

Year Ended December 31, 2019

	Series #69BM1	Series #85FT1	Series #88LJ1	Series #55PS1	Series #95BL1
Operating Expenses
Storage	$2,279	$2,279	$2,279	$2,279	$2,279
Transportation	500	1,700	2,300	500	500
Insurance	492	627	573	1,784	442
Professional Fees	1,200	1,200	1,200	1,200	1,200
Marketing Expense	-	-	-	-	-
Total Operating Expenses	4,471	5,806	6,352	5,763	4,421
Operating Loss	(4,471)	(5,806)	(6,352)	(5,763)	(4,421)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-
Other Income
Gain on Sale	-	-	-	-	-
Loss on Sale	-	-	-	-	-
Income / (Loss) Before Income Taxes	(4,471)	(5,806)	(6,352)	(5,763)	(4,421)
Provision for Income Taxes	-	-	-	-	-
Net Income / (Loss)	$(4,471)	$(5,806)	$(6,352)	$(5,763)	$(4,421)

Basic and Diluted Income / (Loss) per Membership Interest	$(2.24)	$(2.90)	$(3.18)	$(2.88)	$(2.21)
Weighted Average Membership Interest	2000	2000	2000	2000	2000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Operations

Year Ended December 31, 2019

	Series #89PS1	Series #90FM1	Series #83FB1	Series #98DV1	Series #06FS1
Operating Expenses
Storage	$654	$2,479	$2,279	$2,279	$600
Transportation	1,850	279	500	500	-
Insurance	654	74	1,285	478	247
Professional Fees	1,200	1,200	1,200	1,200	419
Marketing Expense	-	-	-	-	-
Total Operating Expenses	4,358	4,032	5,264	4,457	1,266
Operating Loss	(4,358)	(4,032)	(5,264)	(4,457)	(1,266)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-
Other Income
Gain on Sale	-	-	-	-	(34,714)
Loss on Sale	-	-	-	-	-
Income / (Loss) Before Income Taxes	(4,358)	(4,032)	(5,264)	(4,457)	33,448
Provision for Income Taxes	-	-	-	-	6,746
Net Income / (Loss)	$(4,358)	$(4,032)	$(5,264)	$(4,457)	$26,702

Basic and Diluted Income / (Loss) per Membership Interest	$(2.18)	$(2.02)	$(1.05)	$(2.23)	$5.34
Weighted Average Membership Interest	2000	2000	5000	2000	5000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Operations

Year Ended December 31, 2019

	Series #93XJ1	Series #02AX1	Series #99LE1	Series #91MV1	Series #92LD1
Operating Expenses
Storage	$-	$2,279	$2,279	$2,279	$2,479
Transportation	-	-	500	500	278
Insurance	1,704	397	256	141	605
Professional Fees	1,200	1,200	1,200	1,200	1,200
Marketing Expense	-	-	-	-	675
Total Operating Expenses	2,904	3,876	4,235	4,120	5,237
Operating Loss	(2,904)	(3,876)	(4,235)	(4,120)	(5,237)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-
Other Income
Gain on Sale	-	-	-	-	-
Loss on Sale	-	-	-	-	-
Income / (Loss) Before Income Taxes	(2,904)	(3,876)	(4,235)	(4,120)	(5,237)
Provision for Income Taxes	-	-	-	-	-
Net Income / (Loss)	$(2,904)	$(3,876)	$(4,235)	$(4,120)	$(5,237)

Basic and Diluted Income / (Loss) per Membership Interest	$(0.58)	$(1.94)	$(2.12)	$(2.06)	$(1.75)
Weighted Average Membership Interest	5000	2000	2000	2000	3000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Operations

Year Ended December 31, 2019

	Series #94DV1	Series #00FM1	Series #72MC1	Series #06FG1	Series #11BM1
Operating Expenses
Storage	$2,479	$645	$2,377	$2,104	$1,879
Transportation	390	-	278	390	279
Insurance	212	77	445	1,299	283
Professional Fees	1,200	335	1,184	1,171	1,116
Marketing Expense	-	-	-	-	-
Total Operating Expenses	4,281	1,057	4,284	4,964	3,557
Operating Loss	(4,281)	(1,057)	(4,284)	(4,964)	(3,557)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-
Other Income
Gain on Sale	-	(14,438)	-	-	-
Loss on Sale	-	-	-	-	-
Income / (Loss) Before Income Taxes	(4,281)	13,381	(4,284)	(4,964)	(3,557)
Provision for Income Taxes	-	2,711	-	-	-
Net Income / (Loss)	$(4,281)	$10,670	$(4,284)	$(4,964)	$(3,557)

Basic and Diluted Income / (Loss) per Membership Interest	$(2.14)	$5.33	$(2.14)	$(0.99)	$(1.78)
Weighted Average Membership Interest	2000	2000	2000	5000	2000

See accompanying notes, which are an integral part of these financial statements.

F-17

RSE COLLECTION, LLC

Consolidated Statements of Operations

Year Ended December 31, 2019

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Operations

Year Ended December 31, 2019

	Series #80LC1	Series #02BZ1	Series #88BM1	Series #63CC1	Series #76PT1
Operating Expenses
Storage	$654	$2,240	$2,103	$1,973	$1,944
Transportation	350	779	279	390	279
Insurance	2,152	635	439	352	517
Professional Fees	1,061	1,060	1,000	942	929
Marketing Expense	-	-	-	-	-
Total Operating Expenses	4,217	4,714	3,821	3,657	3,669
Operating Loss	(4,217)	(4,714)	(3,821)	(3,657)	(3,669)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-
Other Income
Gain on Sale	-	-	-	-	-
Loss on Sale	-	-	-	-	-
Income / (Loss) Before Income Taxes	(4,217)	(4,714)	(3,821)	(3,657)	(3,669)
Provision for Income Taxes	-	-	-	-	-
Net Income / (Loss)	$(4,217)	$(4,714)	$(3,821)	$(3,657)	$(3,669)

Basic and Diluted Income / (Loss) per Membership Interest	$(0.84)	$(1.57)	$(1.27)	$(1.83)	$(1.22)
Weighted Average Membership Interest	5000	3000	3000	2000	3000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Operations

Year Ended December 31, 2019

	Series #75RA1	Series #65AG1	Series #93FS1	Series #90MM1	Series #61JE1
Operating Expenses
Storage	$1,902	$1,572	$304	$304	$1,377
Transportation	390	500	-	-	224
Insurance	234	466	400	66	632
Professional Fees	887	847	826	813	813
Marketing Expense	-	-	-	-	-
Total Operating Expenses	3,413	3,385	1,530	1,183	3,048
Operating Loss	(3,413)	(3,385)	(1,530)	(1,183)	(3,048)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-
Other Income
Gain on Sale	-	-	-	-	-
Loss on Sale	-	-	-	-	-
Income / (Loss) Before Income Taxes	(3,413)	(3,385)	(1,530)	(1,183)	(3,048)
Provision for Income Taxes	-	-	-	-	-
Net Income / (Loss)	$(3,413)	$(3,385)	$(1,530)	$(1,183)	$(3,048)

Basic and Diluted Income / (Loss) per Membership Interest	$(1.14)	$(1.69)	$(0.77)	$(0.24)	$(1.02)
Weighted Average Membership Interest	3000	2000	2000	5000	3000

See accompanying notes, which are an integral part of these financial statements.

F-19

RSE COLLECTION, LLC

Consolidated Statements of Operations

Year Ended December 31, 2019

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Operations

Year Ended December 31, 2019

	Series #65FM1	Series #88PT1	Series #94LD1	Series #99SS1	Series #94FS1
Operating Expenses
Storage	$2,041	$654	$479	$599	$374
Transportation	-	-	850	500	-
Insurance	130	142	826	153	156
Professional Fees	526	526	442	360	340
Marketing Expense	-	-	-	-	-
Total Operating Expenses	2,697	1,322	2,597	1,612	870
Operating Loss	(2,697)	(1,322)	(2,597)	(1,612)	(870)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-
Other Income
Gain on Sale	-	-	-	-	-
Loss on Sale	-	-	-	-	-
Income / (Loss) Before Income Taxes	(2,697)	(1,322)	(2,597)	(1,612)	(870)
Provision for Income Taxes	-	-	-	-	-
Net Income / (Loss)	$(2,697)	$(1,322)	$(2,597)	$(1,612)	$(870)

Basic and Diluted Income / (Loss) per Membership Interest	$(1.35)	$(0.60)	$(0.52)	$(1.61)	$(0.44)
Weighted Average Membership Interest	2000	2200	5000	1000	2000

See accompanying notes, which are an integral part of these financial statements.

F-20

RSE COLLECTION, LLC

Consolidated Statements of Operations

Year Ended December 31, 2019

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Operations

Year Ended December 31, 2019

	Series #61MG1	Series #92CC1	Series #89FT1	Series #80PN1	Series #89FG2	Series #88LL1	Consolidated
Operating Expenses
Storage	$554	$304	$417	$273	$232	$106	$74,124
Transportation	390	-	1,000	-	-	1,100	39,049
Insurance	432	46	240	34	76	101	27,343
Professional Fees	300	293	265	180	153	71	36,060
Marketing Expense	-	-	-	-	-	-	10,160
Total Operating Expenses	1,676	643	1,922	487	461	1,378	186,736
Operating Loss	(1,676)	(643)	(1,922)	(487)	(461)	(1,378)	(186,736)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-	-	411
Other Income
Gain on Sale	-	-	-	-	-	-	(49,152)
Loss on Sale	-	-	-	-	-	-	27,150
Income / (Loss) Before Income Taxes	(1,676)	(643)	(1,922)	(487)	(461)	(1,378)	(165,145)
Provision for Income Taxes	-	-	-	-	-	-	9,457
Net Income / (Loss)	$(1,676)	$(643)	$(1,922)	$(487)	$(461)	$(1,378)	$(174,602)

Basic and Diluted Income / (Loss) per Membership Interest	$(0.34)	$(0.32)	$(0.48)	$(0.10)	$(0.27)	$(0.69)
Weighted Average Membership Interest	5000	2000	4000	5000	1700	2000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statement of Operations

Year Ended December 31, 2018

	Series #69BM1	Series #85FT1	Series #88LJ1	Series #55PS1
Operating Expenses
Storage	$1,636	$1,586	$1,260	$805
Transportation	-	160	-	200
Insurance	837	1,327	808	1,975
Maintenance	-	-	-	-
Professional Fees	1,000	1,000	800	700
Marketing Expense	-	100	-	-
Total Operating Expenses	3,473	4,173	2,868	3,680
Operating Loss	(3,473)	(4,173)	(2,868)	(3,680)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-
Purchase Option Expense	-	-	-	-
Total Expenses	3,473	4,173	2,868	3,680
Net Loss	$(3,473)	$(4,173)	$(2,868)	$(3,680)

Basic and Diluted (Loss) per Membership Interest	($1.74)	($2.09)	($1.43)	($1.84)
Weighted Average Membership Interests	2000	2000	2000	2000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statement of Operations

Year Ended December 31, 2018

	Series #95BL1	Series #89PS1	Series #90FM1	Series #83FB1
Operating Expenses
Storage	$776	$-	$620	$340
Transportation	-	-	-	-
Insurance	431	290	56	1,108
Maintenance	-	-	-	-
Professional Fees	561	500	500	383
Marketing Expense	-	-	-	-
Total Operating Expenses	1,768	790	1,176	1,831
Operating Loss	(1,768)	(790)	(1,176)	(1,831)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-
Purchase Option Expense	-	-	-	-
Total Expenses	1,768	790	1,176	1,831
Net Loss	$(1,768)	$(790)	$(1,176)	$(1,831)

Basic and Diluted (Loss) per Membership Interest	($0.88)	($0.40)	($0.59)	($0.37)
Weighted Average Membership Interests	2000	2000	2000	5000

See accompanying notes, which are an integral part of these financial statements.

F-23

RSE COLLECTION, LLC

Consolidated Statement of Operations

Year Ended December 31, 2018

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statement of Operations

Year Ended December 31, 2018

	Series #98DV1	Series #06FS1	Series #93XJ1	Series #02AX1
Operating Expenses
Storage	$337	$378	$-	$125
Transportation	-	-	-	-
Insurance	198	262	360	178
Maintenance	-	-	-	-
Professional Fees	264	239	180	100
Marketing Expense	-	-	-	-
Total Operating Expenses	799	879	540	403
Operating Loss	(799)	(879)	(540)	(403)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-
Purchase Option Expense	-	-	-	-
Total Expenses	799	879	540	403
Net Loss	$(799)	$(879)	$(540)	$(403)

Basic and Diluted (Loss) per Membership Interest	($0.40)	($0.18)	($0.11)	($0.20)
Weighted Average Membership Interests	2000	5000	5000	2000

See accompanying notes, which are an integral part of these financial statements.

F-24

RSE COLLECTION, LLC

Consolidated Statement of Operations

Year Ended December 31, 2018

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statement of Operations

Year Ended December 31, 2018

	Series #99LE1	Series #91MV1	Series #92LD1	Series #94DV1	Consolidated
Operating Expenses
Storage	$109	$97	$-	$24	$13,579
Transportation	-	-	-	-	7,720
Insurance	19	9	7	39	13,832
Maintenance	-	-	-	-	-
Professional Fees	87	77	16	16	7,623
Marketing Expense	-	-	-	-	3,711
Total Operating Expenses	215	183	23	79	46,465
Operating Loss	(215)	(183)	(23)	(79)	(46,465)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	10,745
Purchase Option Expense	-	-	-	-	7,444
Total Expenses	215	183	23	79	64,654
Net Loss	$(215)	$(183)	$(23)	$(79)	$(64,654)

Basic and Diluted (Loss) per Membership Interest	($0.11)	($0.09)	($0.01)	($0.04)
Weighted Average Membership Interests	2000	2000	3000	2000

See accompanying notes, which are an integral part of these financial statements.

F-25

RSE COLLECTION, LLC

Consolidated Statement of Operations

Year Ended December 31, 2018

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Members’ Equity / (Deficit)

Year Ended December 31, 2019

	Series #69BM1	Series #85FT1	Series #88LJ1	Series #55PS1	Series #95BL1
Balance January 1, 2018	-	-	-	-	-
Membership Contributions	111,236	163,883	133,508	422,132	116,742
Capital Contribution	3,444	16,518	2,953	7,320	2,287
Distribution to RSE Collection	(821)	(401)	(1,126)	(14,889)	(1,645)
Distribution to Series	-	-	-	-	-
Net loss	(3,473)	(4,173)	(2,868)	(3,678)	(1,768)
Balance December 31, 2018	$110,386	$175,827	$132,467	$410,885	$115,615
Distribution	-	-	-	-	-
Membership Contributions	-	-	-	-	-
Capital Contribution	4,125	5,456	5,908	5,383	3,963
Distribution to RSE Collection	-	-	-	-	-
Net income/ (loss)	(4,471)	(5,806)	(6,352)	(5,763)	(4,421)
Balance December 31, 2019	$110,040	$175,477	$132,023	$410,505	$115,157

	Series #89PS1	Series #90FM1	Series #83FB1	Series #98DV1	Series #06FS1
Balance January 1, 2018	-	-	-	-	-
Membership Contributions	161,521	15,446	335,691	125,757	195,271
Capital Contribution	891	1,188	2,038	876	997
Distribution to RSE Collection	(250)	(175)	(400)	(713)	-
Distribution to Series	-	-	-	-	-
Net loss	(790)	(1,176)	(1,831)	(799)	(879)
Balance December 31, 2018	$161,372	$15,283	$335,498	$125,121	$195,389
Distribution	-	-	-	-	(230,000)
Membership Contributions	-	-	-	-	-
Capital Contribution	4,084	3,732	4,850	4,002	7,909
Distribution to RSE Collection	-	-	-	-	-
Net income/ (loss)	(4,358)	(4,032)	(5,264)	(4,457)	26,702
Balance December 31, 2019	$161,098	$14,983	$335,084	$124,666	$-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Members’ Equity / (Deficit)

Year Ended December 31, 2019

	Series #93XJ1	Series #02AX1	Series #99LE1	Series #91MV1	Series #92LD1
Balance January 1, 2018	-	-	-	-	-
Membership Contributions	487,801	104,452	66,699	36,621	160,430
Capital Contribution	8,206	467	250	202	109
Distribution to RSE Collection	(5,103)	(681)	(443)	(200)	-
Distribution to Series	-	-	-	-	-
Net loss	(539)	(403)	(215)	(183)	(23)
Balance December 31, 2018	$490,365	$103,835	$66,291	$36,440	$160,516
Distribution	-	-	-	-	-
Membership Contributions	-	-	-	-	-
Capital Contribution	3,109	3,417	3,771	3,649	4,289
Distribution to RSE Collection	-	-	-	-	-
Net income/ (loss)	(2,904)	(3,876)	(4,235)	(4,120)	(5,237)
Balance December 31, 2019	$490,570	$103,376	$65,827	$35,969	$159,568

	Series #94DV1	Series #00FM1	Series #72MC1	Series #06FG1	Series #11BM1
Balance January 1, 2018	-	-	-	-	-
Membership Contributions	54,771	-	-	-	-
Capital Contribution	40	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Net loss	(79)	-	-	-	-
Balance December 31, 2018	$54,732	$-	$-	$-	$-
Distribution	-	(58,240)	-	-	-
Membership Contributions	-	47,774	120,551	312,086	82,286
Capital Contribution	4,036	8	3,977	4,772	3,253
Distribution to RSE Collection	-	(212)	-	(300)	(500)
Net income/ (loss)	(4,281)	10,670	(4,284)	(4,964)	(3,557)
Balance December 31, 2019	$54,487	$-	$120,244	$311,594	$81,482

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Members’ Equity / (Deficit)

Year Ended December 31, 2019

	Series #80LC1	Series #02BZ1	Series #88BM1	Series #63CC1	Series #76PT1
Balance January 1, 2018	-	-	-	-	-
Membership Contributions	-	-	-	-	-
Capital Contribution	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Net loss	-	-	-	-	-
Balance December 31, 2018	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-
Membership Contributions	616,716	189,601	138,765	122,586	185,301
Capital Contribution	4,409	4,551	3,620	3,442	3,376
Distribution to RSE Collection	(774)	(300)	(300)	(300)	(500)
Net income/ (loss)	(4,217)	(4,714)	(3,821)	(3,657)	(3,669)
Balance December 31, 2019	$616,134	$189,138	$138,264	$122,071	$184,508

	Series #75RA1	Series #65AG1	Series #93FS1	Series #90MM1	Series #61JE1
Balance January 1, 2018	-	-	-	-	-
Membership Contributions	-	-	-	-	-
Capital Contribution	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Net loss	-	-	-	-	-
Balance December 31, 2018	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-
Membership Contributions	79,052	173,986	134,186	24,986	238,636
Capital Contribution	3,086	2,917	1,210	872	2,737
Distribution to RSE Collection	(500)	-	-	-	(350)
Net income/ (loss)	(3,413)	(3,385)	(1,530)	(1,183)	(3,048)
Balance December 31, 2019	$78,225	$173,518	$133,866	$24,675	$237,975

See accompanying notes, which are an integral part of these financial statements.

F-28

RSE COLLECTION, LLC

Consolidated Statements of Members’ Equity / (Deficit)

Year Ended December 31, 2019

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Members’ Equity / (Deficit)

Year Ended December 31, 2019

	Series #65FM1	Series #88PT1	Series #94LD1	Series #99SS1	Series #94FS1
Balance January 1, 2018	-	-	-	-	-
Membership Contributions	-	-	-	-	-
Capital Contribution	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Net loss	-	-	-	-	-
Balance December 31, 2018	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-
Membership Contributions	79,297	65,005	577,286	133,279	141,794
Capital Contribution	2,403	3,213	2,319	1,150	604
Distribution to RSE Collection	(1,000)	-	(500)	(988)	(350)
Net income/ (loss)	(2,697)	(1,322)	(2,597)	(1,612)	(870)
Balance December 31, 2019	$78,003	$66,896	$576,508	$131,829	$141,178

	Series #61MG1	Series #92CC1	Series #89FT1	Series #80PN1	Series #89FG2	Series #88LL1	Consolidated
Balance January 1, 2018	-	-	-	-	-	-	59,814
Membership Contributions	-	-	-	-	-	-	2,691,960
Capital Contribution	-	-	-	-	-	-	96,659
Distribution to RSE Collection	-	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-	-
Net loss	-	-	-	-	-	-	(64,654)
Balance December 31, 2018	$-	$-	$-	$-	$-	$-	$2,783,778
Distribution	-	-	-	-	-	-	(288,240)
Membership Contributions	330,287	48,600	176,850	47,020	123,550	283,775	4,473,256
Capital Contribution	1,288	351	1,829	4,242	236	1,349	179,830
Distribution to RSE Collection	(500)	-	(400)	-	(700)	(475)	-
Net income/ (loss)	(1,676)	(643)	(1,922)	(487)	(461)	(1,378)	(174,602)
Balance December 31, 2019	$329,399	$48,308	$176,357	$50,775	$122,625	$283,271	$6,974,022

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2019

	Series #69BM1	Series #85FT1	Series #88LJ1	Series #55PS1	Series #95BL1
Cash Flows from Operating Activities:
Net (Loss) / Income	$(4,471)	$(5,806)	$(6,352)	$(5,763)	$(4,421)
Adjustments to reconcile net income / (loss) to net cash provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	4,125	5,456	5,908	5,383	3,963
(Gain) / Loss on Sale of Assets	-	-	-	-	-
Prepaid Insurance	(33)	(29)	(35)	(99)	(21)
Due to the Manager for Insurance	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-
Accounts Payable	379	379	479	479	479
Net cash used in operating activities	-	-	-	-	-

Cash flow from investing activities:
Deposits on classic automobiles	-	-	-	-	-
Repayment of investments in classic automobiles upon Offering close	-	-	-	-	-
Investment in classic automobiles	-	-	-	(286)	-
Proceeds from Sale of Assets	-	-	-	-	-
Net cash used in investing activities	-	-	-	(286)	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-
Due to the manager and other affiliates	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-
Contribution by Manager and Company to pay closing expenses	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-
Distribution of Gain on sale of assets to Shareholders	-	-	-	-	-
Net cash used in financing activities	-	-	-	-	-

Net change in cash	-	-	-	(286)	-
Cash beginning of year	4,149	-	-	2,500	1,000
Cash end of year	$4,149	$-	$-	$2,214	$1,000
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2019

	Series #89PS1	Series #90FM1	Series #83FB1	Series #98DV1	Series #06FS1
Cash Flows from Operating Activities:
Net (Loss) / Income	$(4,358)	$(4,032)	$(5,264)	$(4,457)	$26,702
Adjustments to reconcile net income / (loss) to net cash provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	4,084	3,732	4,850	4,002	7,909
(Gain) / Loss on Sale of Assets	-	-	-	-	(34,714)
Prepaid Insurance	(30)	(4)	(65)	(24)	118
Due to the Manager for Insurance	-	-	-	-	-
Income Taxes Payable	-	-	-	-	6,746
Accounts Payable	304	304	479	479	-
Net cash used in operating activities	-	-	-	-	6,761

Cash flow from investing activities:
Deposits on classic automobiles	-	-	-	-	-
Repayment of investments in classic automobiles upon Offering close	-	-	-	-	-
Investment in classic automobiles	-	(286)	(286)	-	(286)
Proceeds from Sale of Assets	-	-	-	-	227,500
Net cash used in investing activities	-	(286)	(286)	-	227,214

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-
Due to the manager and other affiliates	-	-	-	-	2,406
Contribution from Series to RSE Collection	-	-	-	-	-
Contribution by Manager and Company to pay closing expenses	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-
Distribution of Gain on sale of assets to Shareholders	-	-	-	-	(230,000)
Net cash used in financing activities	-	-	-	-	(227,594)

Net change in cash	-	(286)	(286)	-	6,381
Cash beginning of year	1,271	771	2,771	2,500	2,771
Cash end of year	$1,271	$485	$2,485	$2,500	$9,152
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2019

	Series #93XJ1	Series #02AX1	Series #99LE1	Series #91MV1	Series #92LD1
Cash Flows from Operating Activities:
Net (Loss) / Income	$(2,904)	$(3,876)	$(4,235)	$(4,120)	$(5,237)
Adjustments to reconcile net income / (loss) to net cash provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	3,109	3,417	3,771	3,649	4,289
(Gain) / Loss on Sale of Assets	-	-	-	-	-
Prepaid Insurance	(205)	(20)	(15)	(8)	(31)
Due to the Manager for Insurance	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-
Accounts Payable	-	479	479	479	304
Net cash used in operating activities	-	-	-	-	(675)

Cash flow from investing activities:
Deposits on classic automobiles	-	-	-	-	-
Repayment of investments in classic automobiles upon Offering close	-	-	-	-	-
Investment in classic automobiles	(286)	(286)	(286)	(287)	(243)
Proceeds from Sale of Assets	-	-	-	-	-
Net cash used in investing activities	(286)	(286)	(286)	(287)	(243)

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-
Due to the manager and other affiliates	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-
Contribution by Manager and Company to pay closing expenses	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-
Distribution of Gain on sale of assets to Shareholders	-	-	-	-	-
Net cash used in financing activities	-	-	-	-	-

Net change in cash	(286)	(286)	(286)	(287)	(918)
Cash beginning of year	1,771	2,271	2,271	1,271	2,771
Cash end of year	$1,485	$1,985	$1,985	$984	$1,853
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

F-32

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2019

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2019

	Series #94DV1	Series #00FM1	Series #72MC1	Series #06FG1	Series #11BM1
Cash Flows from Operating Activities:
Net (Loss) / Income	$(4,281)	$10,670	$(4,284)	$(4,964)	$(3,557)
Adjustments to reconcile net income / (loss) to net cash provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	4,036	8	3,977	4,772	3,253
(Gain) / Loss on Sale of Assets	-	(14,438)	-	-	-
Prepaid Insurance	(58)	-	-	(112)	-
Due to the Manager for Insurance	-	-	3	-	-
Income Taxes Payable	-	2,711	-	-	-
Accounts Payable	304	-	304	304	304
Net cash used in operating activities	-	(1,049)	-	-	-

Cash flow from investing activities:
Deposits on classic automobiles	-	-	-	-	-
Repayment of investments in classic automobiles upon Offering close	-	-	-	-	-
Investment in classic automobiles	(287)	(45,562)	(65,762)	(309,286)	(79,786)
Proceeds from Sale of Assets	-	60,000	-	-	-
Net cash used in investing activities	(287)	14,438	(65,762)	(309,286)	(79,786)

Cash flow from financing activities:
Proceeds from sale of membership interests	-	47,774	70,751	312,086	82,286
Due to the manager and other affiliates	-	1,049	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-
Contribution by Manager and Company to pay closing expenses	-	-	-	-	-
Distribution to RSE Collection	-	(212)	-	(300)	(500)
Distribution of Gain on sale of assets to Shareholders	-	(58,240)	-	-	-
Net cash used in financing activities	-	(9,629)	70,751	311,786	81,786

Net change in cash	(287)	3,760	4,989	2,500	2,000
Cash beginning of year	2,271	-	-	-	-
Cash end of year	$1,984	$3,760	$4,989	$2,500	$2,000
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	$49,800	-	-

See accompanying notes, which are an integral part of these financial statements.

F-33

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2019

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2019

	Series #80LC1	Series #02BZ1	Series #88BM1	Series #63CC1	Series #76PT1
Cash Flows from Operating Activities:
Net (Loss) / Income	$(4,217)	$(4,714)	$(3,821)	$(3,657)	$(3,669)
Adjustments to reconcile net income / (loss) to net cash provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	4,409	4,551	3,620	3,442	3,376
(Gain) / Loss on Sale of Assets	-	-	-	-	-
Prepaid Insurance	(496)	(141)	(103)	(89)	(11)
Due to the Manager for Insurance	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-
Accounts Payable	304	304	304	304	304
Net cash used in operating activities	-	-	-	-	-

Cash flow from investing activities:
Deposits on classic automobiles	-	-	-	-	-
Repayment of investments in classic automobiles upon Offering close	-	-	-	-	-
Investment in classic automobiles	(564,814)	(186,301)	(136,465)	(120,286)	(182,802)
Proceeds from Sale of Assets	-	-	-	-	-
Net cash used in investing activities	(564,814)	(186,301)	(136,465)	(120,286)	(182,802)

Cash flow from financing activities:
Proceeds from sale of membership interests	569,091	189,601	138,765	122,586	185,301
Due to the manager and other affiliates	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-
Contribution by Manager and Company to pay closing expenses	-	-	-	-	-
Distribution to RSE Collection	(774)	(300)	(300)	(300)	(500)
Distribution of Gain on sale of assets to Shareholders	-	-	-	-	-
Net cash used in financing activities	568,318	189,301	138,465	122,286	184,801

Net change in cash	3,504	3,000	2,000	1,999	1,999
Cash beginning of year	-	-	-	-	-
Cash end of year	$3,504	$3,000	$2,000	$1,999	$1,999
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	$47,625	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

F-34

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2019

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2019

	Series #75RA1	Series #65AG1	Series #93FS1	Series #90MM1	Series #61JE1
Cash Flows from Operating Activities:
Net (Loss) / Income	$(3,413)	$(3,385)	$(1,530)	$(1,183)	$(3,048)
Adjustments to reconcile net income / (loss) to net cash provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	3,086	2,917	1,210	872	2,737
(Gain) / Loss on Sale of Assets	-	-	-	-	-
Prepaid Insurance	-	(11)	-	-	-
Due to the Manager for Insurance	23	-	17	7	7
Income Taxes Payable	-	-	-	-	-
Accounts Payable	304	479	304	304	304
Net cash used in operating activities	-	-	-	-	-

Cash flow from investing activities:
Deposits on classic automobiles	-	-	-	-	-
Repayment of investments in classic automobiles upon Offering close	-	-	-	-	-
Investment in classic automobiles	(75,903)	(170,286)	(131,136)	(23,187)	(235,388)
Proceeds from Sale of Assets	-	-	-	-	-
Net cash used in investing activities	(75,903)	(170,286)	(131,136)	(23,187)	(235,388)

Cash flow from financing activities:
Proceeds from sale of membership interests	79,052	173,986	134,186	24,986	238,636
Due to the manager and other affiliates	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-
Contribution by Manager and Company to pay closing expenses	-	-	-	-	-
Distribution to RSE Collection	(500)	-	-	-	(350)
Distribution of Gain on sale of assets to Shareholders	-	-	-	-	-
Net cash used in financing activities	78,552	173,986	134,186	24,986	238,286

Net change in cash	2,649	3,700	3,050	1,799	2,898
Cash beginning of year	-	-	-	-	-
Cash end of year	$2,649	$3,700	$3,050	$1,799	$2,898
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

F-35

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2019

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2019

	Series #65FM1	Series #88PT1	Series #94LD1	Series #99SS1	Series #94FS1
Cash Flows from Operating Activities:
Net (Loss) / Income	$(2,697)	$(1,322)	$(2,597)	$(1,612)	$(870)
Adjustments to reconcile net income / (loss) to net cash provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	2,403	999	2,319	1,150	604
(Gain) / Loss on Sale of Assets	-	-	-	-	-
Prepaid Insurance	(10)	-	(201)	(17)	(38)
Due to the Manager for Insurance	-	19	-	-	-
Income Taxes Payable	-	-	-	-	-
Accounts Payable	304	304	479	479	304
Net cash used in operating activities	-	-	-	-	-

Cash flow from investing activities:
Deposits on classic automobiles	-	-	-	-	-
Repayment of investments in classic automobiles upon Offering close	-	-	-	-	-
Investment in classic automobiles	(75,997)	(62,780)	(572,236)	(129,227)	(138,482)
Proceeds from Sale of Assets	-	-	-	-	-
Net cash used in investing activities	(75,997)	(62,780)	(572,236)	(129,227)	(138,482)

Cash flow from financing activities:
Proceeds from sale of membership interests	79,297	65,005	577,286	133,279	141,794
Due to the manager and other affiliates	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-
Contribution by Manager and Company to pay closing expenses	-	2,214	-	-	-
Distribution to RSE Collection	(1,000)	-	(500)	(988)	(350)
Distribution of Gain on sale of assets to Shareholders	-	-	-	-	-
Net cash used in financing activities	78,297	67,219	576,786	132,291	141,444

Net change in cash	2,300	4,439	4,550	3,064	2,962
Cash beginning of year	-	-	-	-	-
Cash end of year	$2,300	$4,439	$4,550	$3,064	$2,962
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

F-36

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2019

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2019

	Series #61MG1	Series #92CC1	Series #89FT1	Series #80PN1	Series #89FG2	Series #88LL1	Consolidated
Cash Flows from Operating Activities:
Net (Loss) / Income	$(1,676)	$(643)	$(1,922)	$(487)	$(461)	$(1,378)	$(174,602)
Adjustments to reconcile net income / (loss) to net cash provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,288	351	1,429	212	236	1,349	146,030
(Gain) / Loss on Sale of Assets	-	-	-	-	-	-	(22,002)
Prepaid Insurance	-	(12)	-	-	(7)	(77)	(2,598)
Due to the Manager for Insurance	84	-	76	2	-	-	423
Income Taxes Payable	-	-	-	-	-	-	9,457
Accounts Payable	304	304	417	273	232	106	16,452
Net cash used in operating activities	-	-	-	-	-	-	(26,840)

Cash flow from investing activities:
Deposits on classic automobiles	-	-	-	-	-	-	120,432
Repayment of investments in classic automobiles upon Offering close	-	-	-	-	-	-	-
Investment in classic automobiles	(325,590)	(46,188)	(175,136)	(47,388)	(119,562)	(277,511)	(3,039,129)
Proceeds from Sale of Assets	-	-	-	-	-	-	397,500
Net cash used in investing activities	(325,590)	(46,188)	(175,136)	(47,388)	(119,562)	(277,511)	(2,521,197)

Cash flow from financing activities:
Proceeds from sale of membership interests	330,287	48,600	176,850	47,020	123,550	283,775	4,375,831
Due to the manager and other affiliates	-	-	-	-	-	-	(1,378,451)
Contribution from Series to RSE Collection	-	-	-	-	-	-	-
Contribution by Manager and Company to pay closing expenses	-	-	400	4,030	-	-	6,644
Distribution to RSE Collection	(500)	-	(400)	-	(700)	(475)	-
Distribution of Gain on sale of assets to Shareholders	-	-	-	-	-	-	(398,240)
Net cash used in financing activities	329,787	48,600	176,850	51,050	122,850	283,300	2,605,784

Net change in cash	4,197	2,412	1,714	3,662	3,288	5,789	57,747
Cash beginning of year	-	-	-	-	-	-	56,787
Cash end of year	$4,197	$2,412	$1,714	$3,662	$3,288	$5,789	$114,534
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-	$97,425
Non-cash Financing Activities:
Capital Contribution of certain amounts due to manager							$27,150

See accompanying notes, which are an integral part of these financial statements.

F-37

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2019

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2018

	Series #69BM1	Series #85FT1	Series #88LJ1	Series #55PS1
Cash Flows from Operating Activities:
Net Loss	$(3,473)	$(4,173)	$(2,868)	$(3,680)
Adjustments to reconcile net income / (loss) to net cash provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	3,444	4,174	2,953	3,963
(Gain) / Loss on Sale of Assets	-	-	-	-
Prepaid Insurance	(71)	(101)	(85)	(283)
Insurance Payable	-	-	-	-
Income Tax Payable	-	-	-	-
Accounts Payable	100	100	-	-
Accrual of Interest	-	-	-	-
Net cash used in operating activities	-	-	-	-
	-	-	-	-
Cash flow from investing activities:
Deposits on classic automobiles	-	-	-	-
Repayment of investments in classic automobiles upon Offering close	-	-	-	-
Investment in classic automobiles	(106,266)	(175,826)	(132,382)	(408,100)
Proceeds from Sale of Assets	-	-	-	-
Cash used in investing activities	(106,266)	(175,826)	(132,382)	(408,100)

Cash flow from financing activities:
Proceeds from sale of membership interests	111,236	163,883	133,508	422,132
Due to the manager and other affiliates	-	-	-	-
Distribution to Series	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-
Contribution by Manager and Company to pay closing expenses	-	12,344	-	3,357
Contribution by Manager for operating expense	-	-	-	-
Distribution to RSE Collection	(821)	(401)	(1,126)	(14,889)
Proceeds from Loans	-	-	-	-
Repayment of Loans	-	-	-	-
Distribution of Gain on Sale of assets to Shareholders	-	-	-	-
Cash provided by financing activities	110,415	175,826	132,382	410,600

Net change in cash	4,149			2,500
Cash beginning of year in 2018	-	-	-	-
Cash end of year in 2018	$4,149	$-	$-	$2,500
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-			-

See accompanying notes, which are an integral part of these financial statements.

F-38

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2018

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2018

		(Restated)	(Restated)
	Series #95BL1	Series #89PS1	Series #90FM1	Series #83FB1
Cash Flows from Operating Activities:
Net Loss	$(1,768)	$(790)	$(1,176)	$(1,831)
Adjustments to reconcile net income / (loss) to net cash provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,842	891	1,188	2,038
(Gain) / Loss on Sale of Assets	-	-	-	-
Prepaid Insurance	(74)	(101)	(12)	(207)
Insurance Payable	-	-	-	-
Income Tax Payable	-	-	-	-
Accounts Payable	-	-	-	-
Accrual of Interest	-	-	-	-
Net cash used in operating activities	-	-	-	-

Cash flow from investing activities:
Deposits on classic automobiles	-	-	-	-
Repayment of investments in classic automobiles upon Offering close	-	-	-	-
Investment in classic automobiles	(114,541)	(61,000)	(10,375)	(332,520)
Proceeds from Sale of Assets	-	-	-	-
Cash used in investing activities	(114,541)	(61,000)	(10,375)	(332,520)

Cash flow from financing activities:
Proceeds from sale of membership interests	116,741	62,521	11,321	335,691
Due to the manager and other affiliates	-	-	-	-
Distribution to Series	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-
Contribution by Manager and Company to pay closing expenses	445	-	-	-
Contribution by Manager for operating expense	-	-	-	-
Distribution to RSE Collection	(1,645)	(250)	(175)	(400)
Proceeds from Loans	-	-	-	-
Repayment of Loans	-	-	-	-
Distribution of Gain on Sale of assets to Shareholders	-	-	-	-
Cash provided by financing activities	115,541	62,271	11,146	335,291

Net change in cash	1,000	1,271	771	2,771
Cash beginning of year in 2018	-	-	-	-
Cash end of year in 2018	$1,000	$1,271	$771	$2,771
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	$99,000	$4,125	-

See accompanying notes, which are an integral part of these financial statements.

F-39

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2018

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2018

	Series #98DV1	Series #06FS1	Series #93XJ1	Series #02AX1
Cash Flows from Operating Activities:
Net Loss	$(799)	$(879)	$(540)	$(403)
Adjustments to reconcile net income / (loss) to net cash provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	876	997	833	467
(Gain) / Loss on Sale of Assets	-	-	-	-
Prepaid Insurance	(77)	(118)	(293)	(64)
Insurance Payable	-	-	-	-
Income Tax Payable	-	-	-	-
Accounts Payable	-	-	-	-
Accrual of Interest	-	-	-	-
Net cash used in operating activities	-	-	-	-

Cash flow from investing activities:
Deposits on classic automobiles	-	-	-	-
Repayment of investments in classic automobiles upon Offering close	-	-	-	-
Investment in classic automobiles	(122,544)	(192,500)	(488,300)	(101,500)
Proceeds from Sale of Assets	-	-	-	-
Cash used in investing activities	(122,544)	(192,500)	(488,300)	(101,500)

Cash flow from financing activities:
Proceeds from sale of membership interests	125,757	195,271	487,801	104,452
Due to the manager and other affiliates	-	-	-	-
Distribution to Series	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-
Contribution by Manager and Company to pay closing expenses	-	-	7,373	-
Contribution by Manager for operating expense	-	-	-	-
Distribution to RSE Collection	(713)	-	(5,103)	(681)
Proceeds from Loans	-	-	-	-
Repayment of Loans	-	-	-	-
Distribution of Gain on Sale of assets to Shareholders	-	-	-	-
Cash provided by financing activities	125,044	195,271	490,071	103,771

Net change in cash	2,500	2,771	1,771	2,271
Cash beginning of year in 2018	-	-	-	-
Cash end of year in 2018	$2,500	$2,771	$1,771	$2,271
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

F-40

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2018

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2018

					(Restated)
	Series#99LE1	Series#91MV1	Series#92LD1	Series#94DV1	Consolidated
Cash Flows from Operating Activities:
Net Loss	$ (215)	$ (183)	$ (23)	$ (79)	$ (64,654)
Adjustments to reconcile net income / (loss) to net cash provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	249	202	109	40	61,837
(Gain) / Loss on Sale of Assets	-	-	-	-	-
Prepaid Insurance	(34)	(19)	(86)	-	(1,811)
Insurance Payable	-	-	-	39	912
Income Tax Payable	-	-	-	-	(400)
Accounts Payable	-	-	-	-	300
Accrual of Interest	-	-	-	-	(2,561)
Net cash used in operating activities	-	-	-	-	(6,377)

Cash flow from investing activities:
Deposits on classic automobiles	-	-	-	-	(706,432)
Repayment of investments in classic automobiles upon Offering close	-	-	-	-	-
Investment in classic automobiles	(63,985)	(35,150)	(157,659)	(52,500)	(4,047,062)
Proceeds from Sale of Assets	-	-	-	-	-
Cash used in investing activities	(63,985)	(35,150)	(157,659)	(52,500)	(4,753,494)

Cash flow from financing activities:
Proceeds from sale of membership interests	66,699	36,621	160,430	54,771	2,588,834
Due to the manager and other affiliates	-	-	-	-	2,588,407
Distribution to Series	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-
Contribution by Manager and Company to pay closing expenses	-	-	-	-	11,175
Contribution by Manager for operating expense	-	-	-	-	23,647
Distribution to RSE Collection	(443)	(200)	-	-	-
Proceeds from Loans	-	-	-	-	602,100
Repayment of Loans	-	-	-	-	(1,002,880)
Distribution of Gain on Sale of assets to Shareholders	-	-	-	-	-
Cash provided by financing activities	66,256	36,421	160,430	54,771	4,811,283

Net change in cash	2,271	1,271	2,771	2,271	51,413
Cash beginning of year in 2018	-	-	-	-	5,374
Cash end of year in 2018	$ 2,271	$ 1,271	$ 2,771	$ 2,271	$ 56,787
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	$ 103,125
Interest Paid by Manager					$ 4,264

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

RSE Collection, LLC (the “Company”) is a Delaware series limited liability company formed on August 24, 2016.  RSE Markets, Inc. is the manager of the Company (the “Manager”) and serves as the asset manager for the collection of assets owned by the Company and each series (the “Asset Manager”). The Company was formed to engage in the business of acquiring and managing a collection of assets (the “Underlying Assets”). The Company has created, and it is expected that the Company will continue to create, separate series of interests (each, a “Series” or “Series of Interests”), that each Underlying Asset will be owned by a separate Series and that the assets and liabilities of each Series will be separate in accordance with Delaware law. Investors acquire membership interests (the “Interests”) in each Series and will be entitled to share in the return of that particular Series but will not be entitled to share in the return of any other Series.

The Manager is a Delaware corporation formed on April 28, 2016. The Manager is a technology and marketing company that operates the Rally Rd. platform (the “Platform") and manages the Company and the assets owned by the Company in its roles as the Manager and Asset Manager of each Series.

The Company intends to sell Interests in a number of separate individual Series of the Company. Investors in any Series acquire a proportional share of income and liabilities as they pertain to a particular Series, and the sole assets and liabilities of any given Series at the time of the closing of an offering related to that particular Series are a single Underlying Asset (plus any cash reserves for future operating expenses, as well as certain liabilities related to expenses pre-paid by the Manager), which for example, in the case of Series #69BM1 is a 1969 Boss 302 Mustang.

All voting rights, except as specified in the operating agreement or required by law, remain with the Manager (e.g., determining the type and quantity of general maintenance and other expenses required for the appropriate upkeep of each Underlying Asset, determining how to best commercialize the applicable Underlying Assets, evaluating potential sale offers and the liquidation of a Series). The Manager manages the ongoing operations of each Series in accordance with the operating agreement of the Company, as amended and restated from time to time (the “Operating Agreement”).

OPERATING AGREEMENT

General:

In accordance with the Operating Agreement each Interest holder in a Series grants a power of attorney to the Manager. The Manager has the right to appoint officers of the Company and each Series.

Operating Expenses:

After the closing of an offering, each Series is responsible for its own “Operating Expenses” (as defined in Note B(5)). Prior to the closing, Operating Expenses are borne by the Manager or the Asset Manager and not reimbursed by the economic members of a particular Series. Should post-closing Operating Expenses exceed revenues or cash reserves, the Manager or the Asset Manager may (a) pay such Operating Expenses and not seek reimbursement, (b) loan the amount of the Operating Expenses to the Series and be entitled to reimbursement of such amount from future revenues generated by the Series (“Operating Expenses Reimbursement Obligation(s)”), on which the Manager or the Asset Manager may impose a rate of interest, and/or (c) cause additional Interests to be issued in order to cover such additional amounts, which Interests may be issued to existing or new investors, and may include the Manager or its affiliates or the Asset Manager.

Fees:

Sourcing Fee: The Manager expects to receive a fee at the closing of each successful offering for its services of sourcing the Underlying Asset (the “Sourcing Fee”), which may be waived by the Manager in its sole discretion.

Brokerage Fee:  For all Series qualified up to March 6, 2019, except in the case of Series #77LE1, the broker of record (the “Broker”) received a fee (the “Brokerage Fee”) of 0.75% of the cash from offering for facilitating the sale of securities. In the instance of #77LE1 and all Series qualified after March 6, 2019 the Brokerage Fee is equal to 1.0% of the gross proceeds of each Offering.

RSE COLLECTION, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

Custody Fee: In respect to current offerings, the custody broker (the “Custodian”), holding custody of the securities upon issuance, will receive a fee of 0.75% on Interests sold in an offering (the “Custody Fee”). In the case of the offerings for the Series #77LE1, Series #69BM1, Series #85FT1, Series #88LJ1 and Series #55PS1, no custody agreement was yet in place and as such, no Custody Fee was paid. Should a Custody Fee become applicable for the Interests in these Series in future, the Manager will pay and not be reimbursed for such Custody Fee. For all other current offerings, the Custody Fee is paid from the proceeds of each offering.

Free Cash Flow Distributions:

At the discretion of the Manager, a Series may make distributions of “Free Cash Flow” (as defined in Note F) to both the holders of economic Interests in the form of a dividend and the Manager in the form of a management fee.

In the case that Free Cash Flow is available and such distributions are made, at the sole discretion of the Manager, the members will receive no less than 50% of Free Cash Flow and the Manager will receive up to 50% of Free Cash Flow in the form of a management fee for management of the applicable Underlying Asset. The management fee is accounted for as an expense to the relevant Series rather than a distribution from Free Cash Flow.

Other:

The Manager is responsible for covering its own expenses.

LIQUIDITY AND CAPITAL RESOURCES

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. Neither the Company nor any of the Series has generated revenues or profits since inception.

On a total consolidated basis, the Company had sustained a net loss of $64,654 for the year ended December 31, 2018. On a total consolidated basis, the Company had sustained a net loss of $174,602 for the year ended December 31, 2019 and had an accumulated deficit of $316,397 as of December 31, 2019.

All of the liabilities on the balance sheet as of December 31, 2019 are obligations to third-parties or the Manager. All of these liabilities, other than ones for which the Manager does not seek reimbursement, will be covered through the proceeds of future offerings for the various Series of Interests. As of December 31, 2019, the Company has negative working capital of approximately $1.2 million. If the Company does not continue to obtain financing from the Manager, it will be unable to repay these obligations as they come due.  These factors raise substantial doubt about the Company’s and each listed Series’ ability to continue as a going concern for the year following the date of this filing.

Through December 31, 2019, none of the Company or any Series have recorded any directly attributable revenues through the utilization of Underlying Assets.  Management’s plans anticipate that it will start to generate revenues by commercializing the collection in 2021. Each Series will continue to incur Operating Expenses including, but not limited to storage, insurance, transportation and maintenance expenses, on an ongoing basis. As part of the commercialization of the collection, the Manager opened a showroom in early 2019, in New York City and launched its online shopping experience for merchandise in the third quarter of 2019. No revenues directly attributable to the Company or any Series have been generated through the showroom or the online shop as of December 31, 2019.

F-43

RSE COLLECTION, LLC

Notes to Consolidated Financial Statements

RSE COLLECTION, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

At December 31, 2019 and December 31, 2018, the Company and the Series for which closings had occurred, had the following cash balances:

Cash Balance
Applicable Series	Automobile	12/31/2019	12/31/2018
Series #77LE1	1977 Lotus Esprit S1	$2,780	$2,780
Series #69BM1	1969 Boss 302 Mustang	4,149	4,149
Series #55PS1	1955 Porsche Speedster	2,214	2,500
Series #95BL1	1995 BMW M3 Lightweight	1,000	1,000
Series #89PS1	1989 Porsche 911 Speedster	1,271	1,271
Series #90FM1	1990 Ford Mustang 7Up Edition	485	771
Series #83FB1	1983 Ferrari 512 BBi	2,485	2,771
Series #98DV1	1998 Dodge Viper GTS-R	2,500	2,500
Series #06FS1	2006 Ferrari F430 Spider	9,152	2,771
Series #93XJ1	1993 Jaguar XJ220	1,485	1,771
Series #02AX1	2002 Acura NSX-T	1,985	2,271
Series #99LE1	1999 Lotus Esprit Sport 350	1,985	2,271
Series #91MV1	1991 Mitsubishi 3000VT GR4	984	1,271
Series #92LD1	1992 Lancia Delta Martini 5 Evo	1,853	2,771
Series #94DV1	1994 Dodge Viper RT/10	1,984	2,271
Series #00FM1	2000 Ford Mustang Cobra R	3,760	-
Series #72MC1	1972 Mazda Cosmo Sport	4,989	-
Series #06FG1	2006 Ford GT	2,500	-
Series #11BM1	2011 BMW 1M, 6-Speed Manual	2,000	-
Series #80LC1	1980 Lamborghini Countach Turbo	3,504	-
Series #02BZ1	2002 BMW Z8	3,000	-
Series #88BM1	1988 BMW E30 M3	2,000	-
Series #63CC1	1963 Chevrolet Corvette Split Window	1,999	-
Series #76PT1	1976 Porsche 911 Turbo Cabrera	1,999	-
Series #75RA1	1975 Renault Alpine A110 1300	2,649	-
Series #65AG1	1965 Alfa Romeo Giulia Sprint Speciale	3,700	-
Series #93FS1	1993 Ferrari 348TS Series Speciale	3,050	-
Series #90MM1	1990 Mazda Miata	1,799	-
Series #61JE1	1961 Jaguar E-Type	2,898	-
Series #88PT1	1988 Porsche 944 Turbo S	4,439	-
Series #65FM1	1965 Ford Mustang 2+2 Fastback	2,300	-
Series #94LD1	1994 Lamborghini Diablo SE30 Jota	4,550	-
Series #99SS1	1999 Shelby Series 1	3,064	-
Series #94FS1	1994 Ferrari 348 Spider	2,962	-
Series #61MG1	1961 Maserati 3500GT	4,197	-
Series #92CC1	1992 Chevrolet Corvette ZR1	2,412	-
Series #89FT1	1989 Ferrari Testarossa	1,714	-
Series #80PN1	1980 Porsche 928	3,662	-
Series #89FG2	1989 Ferrari 328 GTS	3,288	-
Series #88LL1	1988 Lamborghini LM002	5,789	-
Total Series Cash Balance		$114,536	$33,139
RSE Collection		-	23,648
Total Cash Balance		$114,536	$56,787

Note: Series #77LE1 Interests were issued under Rule 506(c) and as such Series #77LE1 has not been broken out as a separate Series in the financial statements but is included in the table above.

RSE COLLECTION, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

The cash on the books of RSE Collection is reserved to funding future pre-closing Operating Expenses or “Acquisition Expenses” (see Note B(6) for definition and additional details), as the case may be. The cash on the books of each Series is reserved for funding of post-closing Operating Expenses; During the year ended December 31, 2019, the Manager paid for certain but not all Operating Expenses related to any of the Series that have had closed offerings and has elected not to be reimbursed. These payments made by the Manager are accounted for as capital contributions, amounting to a total of $139,284 during the year ended December 31, 2019, which excludes a $6,746 capital contribution related to the sale of the Underlying Asset for Series #06FS1.

From inception, the Company and the Series have financed their business activities through capital contributions from the Manager or its affiliates to the individual Series. Until such time as the Series’ have the capacity to generate cash flows from operations, the Manager may cover any deficits through additional capital contributions or the issuance of additional Interests in any individual Series. In addition, parts of the proceeds of future offerings may be used to create reserves for future Operating Expenses for individual Series, as has been the case for the majority of the Series for which closings have occurred, listed in the table above, at the sole discretion of the Manager. If the Manager does not continue to fund future operating expenses of the Company and the Series, the Company’s ability to continue future operations may be limited. There is no assurance that financing from the Manager will remain available or provide the Company or any Series with sufficient capital to meet its objectives.

RSE COLLECTION, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

INITIAL OFFERINGS

The Company has completed several initial offerings since its inception in 2016 and plans to continue to increase the number of initial offerings going forward. The table below outlines all offerings for which a closing has occurred as of December 31, 2019. All Series, for which a closing had occurred as of the date of the financial statements, had commenced operations, were capitalized and had assets and various Series have liabilities.

Series Interest	Series Name	Underlying Asset	Offering Size	Launch Date	Closing Date	Comments
Series #77LE1 Interests	Series #77LE1	1977 Lotus Esprit S1	$77,700	November 17, 2016	April 13, 2017

• The Company’s initial offering for Series #77LE1 issued membership Interests in Series #77LE1 pursuant to SEC Rule 506(c).
• The offering closed and the Loan 1 (see Note C) plus $241 of accrued interest and other obligations have been repaid with the proceeds of the Offering

Series #69BM1 Interests	Series #69BM1	1989 Ford Mustang Boss 302	$115,000	November 20, 2017	February 7, 2018	• The offering closed and the Loan 2 (see Note C) plus $821 of accrued interest and other obligations have been repaid with the proceeds of the Offering
Series #85FT1 Interests	Series #85FT1	1985 Ferrari Testarossa	$165,000	November 23, 2017	February 15, 2018

• The offering closed and the Loan 4 (see Note C) as well as third-party debt (see Note D) plus accrued interest of $401 and $5,515 and other obligations have been repaid with the proceeds of the Offering

Series #88LJ1 Interests	Series #88LJ1	1988 Lamborghini Jalpa	$135,000	February 9, 2018	April 12, 2018	• The offering closed and the Loan 3 (see Note C) plus $1,126 of accrued interest and other obligations have been repaid with the proceeds of the Offering
Series #55PS1 Interests	Series #55PS1	1955 Porsche 356 Speedster	$425,000	April 2, 2018	June 6, 2018

• The offering closed, and purchase option was exercised. The Loan 5 and Loan 6 (see Note C), the remaining balance of the acquisition price plus accrued interest of $728 and other obligations were paid through the proceeds of the Offering

Series #95BL1 Interests	Series #95BL1	1995 BMW E36 M3 Lightweight	$118,500	June 1, 2018	July 12, 2018	• The offering closed and the Loan 8 (see Note C) and other obligations have been repaid with the proceeds of the Offering
Series #89PS1 Interests	Series #89PS1	1989 Porsche 911 Speedster	$165,000	July 23, 2018	July 31, 2018

• The offering closed and all obligations under the purchase option agreement and other obligations were repaid with the proceeds of the Offering
• The Asset Seller was issued 60% of Interests as part of total purchase consideration

Series #90FM1 Interests	Series #90FM1	1990 Ford Mustang 7Up Edition	$16,500	July 24, 2018	July 31, 2018

• The offering closed and all obligations under the purchase option agreement and other obligations were repaid with the proceeds of the Offering
• The Asset Seller was issued 25% of Interests as part of total purchase consideration

Series #83FB1 Interests	Series #83FB1	1983 Ferrari 512 BBi	$350,000	July 23, 2018	September 5, 2018	• The offering closed and all obligations under the purchase option agreement and other obligations were repaid with the proceeds of the Offering
Series #98DV1 Interests	Series #98DV1	1998 Dodge Viper GTS-R	$130,000	September 27, 2018	October 10, 2018	• The offering closed and the Loan 10 (see Note C) plus accrued interest $512.88 and other obligations were paid through the proceeds of the Offering

RSE COLLECTION, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

Series Interest	Series Name	Underlying Asset	Offering Size	Launch Date	Closing Date	Comments
Series #93XJ1 Interests	Series #93XJ1	1993 Jaguar XJ220	$495,000	August 22, 2018	November 6, 2018

• The offering closed, and purchase option was exercised. The Loan 7 and Loan 9 (see Note C), the remaining balance of acquisition price plus accrued interests of $336 and $4,767 and other obligations were repaid through the proceeds of the Offering

Series #06FS1 Interests	Series #06FS1	2006 Ferrari F430 Spider "Manual"	$199,000	October 12, 2018	October 19, 2018

• The offering closed and all obligations under the purchase option agreement and other obligations repaid with the proceeds of the Offering

• Underlying Asset sold for $227,500 on 05/10/2019 and Series was subsequently dissolved

Series #02AX1 Interests	Series #02AX1	2002 Acura NSX-T	$108,000	November 16, 2018	November 30, 2018	• The offering closed and the Loan 11 (see Note C) plus accrued interest $481 and other obligations were paid through the proceeds of the Offering
Series #99LE1 Interests	Series #99LE1	1999 Lotus Esprit Sport 350	$69,500	November 23, 2018	December 4, 2018	• The offering closed, and the Loan 12 plus accrued interest $243 and other obligations were paid through the proceeds of the Offering
Series #91MV1 Interests	Series #91MV1	1991 Mitsubishi 3000GT VR4	$38,000	November 28, 2018	December 7, 2018	• The offering closed, and payment made by the Manager and other obligations were paid through the proceeds of the Offering
Series #92LD1 Interests	Series #92LD1	1992 Lancia Delta Integrale Evo "Martini 5"	$165,000	December 7, 2018	December 26, 2018	• The offering closed, and payment made by the Manager and other obligations were paid through the proceeds of the Offering
Series #94DV1 Interests	Series #94DV1	1994 Dodge Viper RT/10	$57,500	December 11, 2018	December 26, 2018	• The offering closed, and the purchase option was exercised. All obligations under the purchase option agreement and other obligations repaid with the proceeds of the Offering
Series #00FM1 Interests	Series #00FM1	2000 Ford Mustang Cobra R	$49,500	December 21, 2018	January 4, 2019

• The offering closed, and payment made by the Manager and other obligations were paid through the proceeds of the Offering

• Underlying Asset sold for $60,000 on 4/15/2019 and Series was subsequently dissolved

Series #72MC1 Interests	Series #72MC1	1972 Mazda Cosmo Sport Series II	$124,500	December 28, 2018	January 4, 2019

• The offering closed, and the purchase option was exercised. All obligations under the purchase option agreement and other obligations repaid with the proceeds of the Offering

• The Asset Seller was issued 40% of Interests as part of total purchase consideration

Series #06FG1 Interests	Series #06FG1	2006 Ford GT	$320,000	December 14, 2018	January 8, 2019	• The offering closed, and payment made by the Manager and other obligations were paid through the proceeds of the Offering
Series #11BM1 Interests	Series #11BM1	2011 BMW 1M	$84,000	January 8, 2019	January 25, 2019	• The offering closed, and the purchase option was exercised. All obligations under the purchase option agreement and other obligations repaid with the proceeds of the Offering
Series #80LC1 Interests	Series #80LC1	1980 Lamborghini Countach LP400 S Turbo	$635,000	January 17, 2019	February 8, 2019

• The offering closed, and the purchase option was exercised. All obligations under the purchase option agreement and other obligations repaid with the proceeds of the Offering

• The Asset Seller was issued 7.5% of Interests as part of total purchase consideration

Series #02BZ1 Interests	Series #02BZ1	2002 BMW Z8	$195,000	January 6, 2019	February 8, 2019	• The offering closed, and payment made by the Manager and other obligations were paid through the proceeds of the Offering
Series #88BM1 Interests	Series #88BM1	1988 BMW E30 M3	$141,000	January 11, 2019	February 25, 2019	• The offering closed, and payment made by the Manager and other obligations were paid through the proceeds of the Offering
Series #63CC1 Interests	Series #63CC1	1963 Chevrolet Corvette Split Window	$126,000	March 8, 2019	March 18, 2019	• The offering closed, and payment made by the Manager and other obligations were paid through the proceeds of the Offering

RSE COLLECTION, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

Series Interest	Series Name	Underlying Asset	Offering Size	Launch Date	Closing Date	Comments
Series #76PT1 Interests	Series #76PT1	1976 Porsche 911 Turbo Carrera	$189,900	March 15, 2019	March 22, 2019	• The offering closed, and payment made by the Manager and other obligations were paid through the proceeds of the Offering
Series #75RA1 Interests	Series #75RA1	1975 Renault Alpine A110 1300	$84,000	March 29, 2019	April 9, 2019	• The offering closed, and payment made by the Manager and other obligations were paid through the proceeds of the Offering
Series #65AG1 Interests	Series #65AG1	1965 Alfa Romeo Giulia Sprint Speciale	$178,500	April 5, 2019	April 16, 2019	• The offering closed, and payment made by the Manager and other obligations were paid through the proceeds of the Offering
Series #93FS1 Interests	Series #93FS1	1993 Ferrari 348TS Serie Speciale	$137,500	April 12, 2019	April 22, 2019	• The offering closed, and the purchase option was exercised. All obligations under the purchase option agreement and other obligations repaid with the proceeds of the Offering
Series #61JE1 Interests	Series #61JE1	1961 Jaguar E-Type	$246,000	April 19, 2019	April 26, 2019	• The offering closed, and payment made by the Manager and other obligations were paid through the proceeds of the Offering
Series #90MM1 Interests	Series #90MM1	1990 Mazda Miata MX-5	$26,600	April 17, 2019	April 26, 2019	• The offering closed, and the purchase option was exercised. All obligations under the purchase option agreement and other obligations repaid with the proceeds of the Offering
Series #65FM1 Interests	Series #65FM1	1965 Ford Mustang 2+2 Fastback	$82,500	May 3, 2019	July 18, 2019	• The offering closed, and payment made by the Manager and other obligations were paid through the proceeds of the Offering
Series #88PT1 Interests	Series #88PT1	1988 Porsche 944 Turbo S	$66,000	May 10, 2019	July 18, 2019	• The offering closed, and the purchase option was exercised. All obligations under the purchase option agreement and other obligations repaid with the proceeds of the Offering
Series #94LD1 Interests	Series #94LD1	1994 Lamborghini Diablo SE30 Jota	$597,500	July 12, 2019	August 6, 2019	• The offering closed, and payment made by the Manager and other obligations were paid through the proceeds of the Offering
Series #99SS1 Interests	Series #99SS1	1999 Shelby Series 1	$137,500	September 4, 2019	September 11, 2019	• The offering closed, and payment made by the Manager and other obligations were paid through the proceeds of the Offering
Series #94FS1 Interests	Series #94FS1	1994 Ferrari 348 Spider	$145,000	September 12, 2019	September 17, 2019	• The offering closed, and payment made by the Manager and other obligations were paid through the proceeds of the Offering
Series #61MG1 Interests	Series #61MG1	1961 Maserati 3500GT	$340,000	September 20, 2019	September 30, 2019	• The offering closed, and payment made by the Manager and other obligations were paid through the proceeds of the Offering
Series #92CC1 Interests	Series #92CC1	1992 Chevrolet Corvette ZR1	$52,500	September 27, 2019	October 2, 2019	• The offering closed, and the purchase option was exercised. All obligations under the purchase option agreement and other obligations repaid with the proceeds of the Offering
Series #89FT1 Interests	Series #89FT1	1989 Ferrari Testarossa	$180,000	October 4, 2019	October 11, 2019	• The offering closed, and the purchase option was exercised. All obligations under the purchase option agreement and other obligations repaid with the proceeds of the Offering
Series #80PN1 Interests	Series #80PN1	1980 Porsche 928	$48,000	November 1, 2019	November 6, 2019	• The offering closed, and payment made by the Manager and other obligations were paid through the proceeds of the Offering
Series #89FG2 Interests	Series #89FG2	1989 Ferrari 328 GTS	$127,500	November 8, 2019	November 14, 2019	• The offering closed, and payment made by the Manager and other obligations were paid through the proceeds of the Offering
Series #88LL1 Interests	Series #88LL1	1988 Lamborghini LM002	$292,000	November 18, 2019	December 8, 2019	• The offering closed, and the purchase option was exercised. All obligations under the purchase option agreement and other obligations repaid with the proceeds of the Offering
Total at 12/31/2019	42 Series		$7,435,700

See Note I, Subsequent Events for additional details on closings of initial offerings after December 31, 2019.

RSE COLLECTION, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

ASSET DISPOSITIONS

The Company received unsolicited take-over offers for the Underlying Assets listed in the table below. Per the terms of the Company’s Operating Agreement, the Company, together with the Company’s advisory board evaluates the offers and determines that if, on a case by case basis, it is in the interest of the Investors to sell the Underlying Asset. In certain instances, as was the case with the 2003 Porsche 911 GT2, the Company may decide to sell an Underlying Asset, that is on the books of the Company, but not yet transferred to a particular Series, because no offering has yet occurred. In these instances, the anticipated offering related to such Underlying Asset will be cancelled.

Series	Underlying Asset	Date of Sale Agreement	Total Sale Price	Total Initial Offering Price / Per Interest	Total Distribution to Interest Holders / Per Interests	Commentary
#00FM1	2000 Ford Mustang Cobra R	04/15/2019	$60,000	$49,500 / $24.75	$58,240 / $29.12

$60,000 acquisition offer for 2000 Ford Mustang Cobra R accepted on 04/15/2019 with subsequent cash distribution to the Investors and dissolution of the Series upon payment of currently outstanding tax liabilities.

2003 Porsche 911 GT2 (1)		4/17/2019	$110,000	Initial Purchase Price $137,000

$110,000 acquisition offer for 2003 Porsche 911 GT2 accepted on 04/17/2019, prior to the launch of the offering (the Underlying Asset was never transferred to a Series). Subsequent loss on sale incurred by the Manager and cancellation of the previously anticipated offering.

#06FS1 (2)	2006 Ferrari F430 Spider "Manual"	5/10/2019	$227,500	$199,000 / $39.80	$ 230,000 / $46.00

$227,500 acquisition offer for 2006 Ferrari F430 Spider "Manual" accepted on 05/10/2019 with subsequent cash distribution to the Investors and dissolution of the Series upon payment of currently outstanding tax liabilities.

Note: Total Distribution to Interest Holders includes cash on balance sheet of Series and is net of corporate level taxes on gain on sale.

At the time of the sale the Underlying Asset was still owned by RSE Collection, LLC and not by any Series.

Solely in the case of Series #06FS1, the Manager made an additional capital contribution to the Series to cover corporate level taxes on the gain on sale.

Sale of the 2000 Ford Mustang Cobra R:

The Company received an acquisition offer for the Underlying Asset of Series #00FM1, the 2000 Ford Mustang Cobra R for $60,000 vs. the initial purchase price of $43,000 for a gain on sale of $14,438, net of $2,562 of capitalized acquisition expenses. The Company accepted the acquisition offer on April 15, 2019 and distributed cash to interest holders on April 24, 2019. At the time of the sale, Series #00FM1 had $2,000 of cash and $8 of pre-paid insurance on the balance sheet.

The transaction resulted in corporate level taxes on the gain on sale of $2,711, net of $1,057 of net-loss-carryforward, based on a 21% federal corporate and statutory state tax rate, for the which the Series has retained funds on its balance sheet.

The Manager originally estimated income taxes payable related to the sale of the asset at $3,760. Upon filing for the final tax returns of the Series in 2020, the Manager determined the amount of income tax expense to be $2,711.

RSE COLLECTION, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

Total distribution to interest holders including cash, excluding $1,049 remaining on the balance sheet of the Series, but net of corporate level taxes were $58,240 or $29.12 per Interest vs the initial offering price of $49,500 or $24.75 per Interest.

Series #00FM1 has been dissolved upon payment of all tax liabilities of $2,711. $1,049 of cash related to the Series currently remain on the books of the Manager.

Sale of the 2003 Porsche 911 GT2:

The Company received an acquisition offer for the 2003 Porsche 911 GT2 for $110,000 vs. the initial purchase price of $137,000 for a loss on sale of $27,150, net of $150 of capitalized acquisition expenses. The Company accepted the acquisition offer on April 17, 2019 and distributed cash to the Manager on December 31, 2019. At the time of the sale, no offering for a Series related to the 2003 Porsche 911 GT2 had occurred and as such the Underlying Asset was not yet owned by any Series. As such, no interest holders received any distributions.

Proceeds from the sale were used to pay-down $110,000 of Due to Manager to the Manager. The remaining liability, comprising the loss on sale of $27,150 was waived by the Manager and the amount was reclassified from Due to Manager to Capital Contribution. The anticipated offering for a Series related to the 2003 Porsche 911 GT2 was cancelled upon the sale.

Series #03PG1 has been dissolved upon payment of all currently tax liabilities of $50.

Sale of the 2006 Ferrari F430 Spider "Manual":

The Company received an acquisition offer for the Underlying Asset of Series #06FS1, the 2006 Ferrari F430 Spider "Manual" for $227,500 vs. the initial purchase price of $192,500 for a gain on sale of $34,714, net of $286 of capitalized acquisition expenses. The Company accepted the acquisition offer on May 10, 2019 and distributed cash to interest holders on May 23, 2019. At the time of the sale, Series #06FS1 had $2,485 of cash and $95 of pre-paid insurance on the balance sheet.

The transaction resulted in corporate level taxes on the gain on sale of $9,152, net of $2,145 of net-loss-carryforward, based on a 21% federal corporate and statutory state tax rate, for the which the Series has retained funds on its balance sheet. Solely in the case of Series #06FS1, the Manager made an additional Capital Contribution of $6,746 to the Series to cover the corporate level taxes on behalf of the interest holders.

The Manager originally estimated income taxes payable related to the sale of the asset at $9,152. Upon filing for the final tax returns of the Series in 2020, the Manager determined the amount of income tax expense to be $6,746. As a result, the Series will repay the Manager the excess capital contribution of $2,406 in 2020.

Total distribution to interest holders including cash, was $230,000 or $46.00 per Interest vs the initial offering price of $199,000 or $39.80 per Interest.

Series #06FS1 has been dissolved upon payment of tax liabilities of $6,746. Remaining cash on the balance sheet has been paid back to the Manager.

See Note I, Subsequent Events for additional details on asset dispositions after December 31, 2019.

RSE COLLECTION, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1.Basis of Presentation

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

The consolidated financial statements include the accounts of RSE Collection, LLC and the accounts of Series #77LE1. Interests in Series #77LE1 were issued under Rule 506(c) of Regulation D and were thus not qualified under the Company’s offering circular (as amended), and thus separate financial statements for Series #77LE1 are not presented.

All other offerings that had closed as of the date of the financial statements were issued under Tier 2 of Regulation A+ and qualified under the Company’s offering circular (as amended). Separate financial statements are presented for each such Series.

2.Use of Estimates:

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near-term due to one or more future confirming events.  Accordingly, the actual results could differ significantly from our estimates.

3.Cash and Cash Equivalents:

The Company considers all short-term investments with an original maturity of three months or less when purchased, or otherwise acquired, to be cash equivalents.

4.Offering Expenses:

Offering expenses related to the offering for a specific Series consist of underwriting, legal, accounting, escrow, compliance, filing and other expenses incurred through the balance sheet date that are directly related to a proposed offering and will generally be charged to members' equity upon the completion of the proposed offering. Offering expenses that are incurred prior to the closing of an offering for such Series, are being funded by the Manager and will generally be reimbursed through the proceeds of the offering related to the Series. However, the Manager has agreed to pay and not be reimbursed for offering expenses incurred with respect to the offerings for all Series that have had a closing as of the date of the financial statements and potentially other future offerings.

RSE COLLECTION, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In addition to the discrete offering expenses related to a particular Series’ offering, the Manager has also incurred legal, accounting, user compliance expenses and other offering related expenses during the years ended December 31, 2019 and December 31, 2018 in order to set up the legal and financial framework and compliance infrastructure for the marketing and sale of offerings. The Manager treats these expenses as operating expenses related to the Manager’s business and will not be reimbursed for these through any activities or offerings related to the Company or any of the Series.

5.Operating Expenses:

Operating Expenses related to a particular asset include storage, insurance, transportation (other than the initial transportation from the assets location to the Manager’s storage facility prior to the offering, which is treated as an “Acquisition Expense”, as defined in Note B(6)), maintenance, professional fees such as annual audit and legal expenses and other asset specific expenses as detailed in the Manager’s allocation policy, together the “Operating Expenses”.  We distinguish between pre-closing and post-closing Operating Expenses. Operating Expenses are expensed as incurred.

Except as disclosed with respect to any future offering, expenses of this nature that are incurred prior to the closing of an offering of Series of Interests, are funded by the Manager and are not reimbursed by the Company, the Series or economic members. Pre-closing expenses in this case are treated as capital contributions from the Manager to the Company and totaled $49,429 for the year ended December 31, 2019 vs. $19,878 for the year ended December 31, 2018.

During the year ended December 31, 2019 vs. the year ended December 31, 2018, RSE Collection incurred pre-closing Operating expenses and the following Series had closed Offerings and incurred post-closing Operating Expenses per the table below:

RSE COLLECTION, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Operating Expenses
Applicable Series	Automobile	12/31/2019	12/31/2018
Series #77LE1	1977 Lotus Esprit S1	$4,300	$3,707
Series #69BM1	1969 Boss 302 Mustang	4,471	3,473
Series #85FT1	1985 Ferrari Testarossa	5,806	4,173
Series #88LJ1	1988 Lamborghini Jalpa	6,352	2,868
Series #55PS1	1955 Porsche Speedster	5,763	3,680
Series #95BL1	1995 BMW M3 Lightweight	4,421	1,768
Series #89PS1	1989 Porsche 911 Speedster	4,358	790
Series #90FM1	1990 Ford Mustang 7Up Edition	4,032	1,176
Series #83FB1	1983 Ferrari 512 BBi	5,264	1,831
Series #98DV1	1998 Dodge Viper GTS-R	4,457	799
Series #06FS1	2006 Ferrari F430 Spider	1,266	879
Series #93XJ1	1993 Jaguar XJ220	2,904	540
Series #02AX1	2002 Acura NSX-T	3,876	403
Series #99LE1	1999 Lotus Esprit Sport 350	4,235	215
Series #91MV1	1991 Mitsubishi 3000VT GR4	4,120	183
Series #92LD1	1992 Lancia Delta Martini 5 Evo	5,237	23
Series #94DV1	1994 Dodge Viper RT/10	4,281	79
Series #00FM1	2000 Ford Mustang Cobra R	1,057	-
Series #72MC1	1972 Mazda Cosmo Sport	4,284	-
Series #06FG1	2006 Ford GT	4,964	-
Series #11BM1	2011 BMW 1M, 6-Speed Manual	3,557	-
Series #80LC1	1980 Lamborghini Countach Turbo	4,217	-
Series #02BZ1	2002 BMW Z8	4,714	-
Series #88BM1	1988 BMW E30 M3	3,821	-
Series #63CC1	1963 Chevrolet Corvette Split Window	3,657	-
Series #76PT1	1976 Porsche 911 Turbo Cabrera	3,669	-
Series #75RA1	1975 Renault Alpine A110 1300	3,413	-
Series #65AG1	1965 Alfa Romeo Giulia Sprint Speciale	3,385	-
Series #93FS1	1993 Ferrari 348TS Series Speciale	1,530	-
Series #90MM1	1990 Mazda Miata	1,183	-
Series #61JE1	1961 Jaguar E-Type	3,048	-
Series #88PT1	1988 Porsche 944 Turbo S	1,322	-
Series #65FM1	1965 Ford Mustang 2+2 Fastback	2,697	-
Series #94LD1	1994 Lamborghini Diablo SE30 Jota	2,597	-
Series #99SS1	1999 Shelby Series 1	1,612	-
Series #94FS1	1994 Ferrari 348 Spider	870	-
Series #61MG1	1961 Maserati 3500GT	1,676	-
Series #92CC1	1992 Chevrolet Corvette ZR1	643	-
Series #89FT1	1989 Ferrari Testarossa	1,922	-
Series #80PN1	1980 Porsche 928	487	-
Series #89FG2	1989 Ferrari 328 GTS	461	-
Series #88LL1	1988 Lamborghini LM002	1,378	-
RSE Collection		49,429	19,878
Total Operating Expenses		$186,736	$46,465

Note: Series #77LE1 Interests were issued under Rule 506(c) and as such Series #77LE1 has not been broken out as a separate Series in the financial statements but is included in the table above.

RSE COLLECTION, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Solely in the case of the Series with closed offerings listed in the table above, the Manager has elected that the post-closing Operating Expenses for the year ended December 31, 2019 will be borne by the Manager and not reimbursed and are accounted for as capital contributions by the Manager for each of the Series. The Manager had made the same election for the post-closing Operating Expenses incurred during the year ended December 31, 2018.

6.Capital Assets:

Underlying Assets are recorded at cost. The cost of the Underlying Asset includes the purchase price, including any deposits for the Underlying Asset funded by the Manager and “Acquisition Expenses,” which include transportation of the Underlying Asset to the Manager’s storage facility, pre-purchase inspection, pre-offering refurbishment, and other costs detailed in the Manager’s allocation policy.

The Company treats Underlying Assets as collectible and therefore the Company will not depreciate or amortize the Underlying Assets going forward. The Underlying Assets are considered long-lived assets and will be subject to an annual test for impairment. These long-lived assets are reviewed for impairment annually or whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized in the amount by which the carrying amount of the asset exceeds the fair value of the asset.

The Underlying Assets are initially purchased by the Company, either prior to launching an offering or through the exercising of a purchase option simultaneous with the closing of an offering for a particular Series. At closing of an offering for a Series of Interests the Underlying Assets, including capitalized Acquisition Expenses, are then transferred to the Series. Assets are transferred at cost and the Company receives cash from the Series from the proceeds of the offering. The Company uses the proceeds of the transfer to pay off any debt or amounts owed under purchase options and Acquisition Expenses. Acquisition Expenses are typically paid for in advance by the Manager, except in the case of Acquisition Expenses that are anticipated, but might not be incurred until after a closing, such as registration fees or fees related to the transportation of an Underlying Asset from the seller to the Company’s warehouse and are thus only capitalized into the cost of the acquired Underlying Asset after the Underlying Asset has already been transferred to the Series. The Series uses the remaining cash to repay any accrued interest on loans or marketing expenses related to the preparation of the marketing materials for a particular offering, by distributing the applicable amount to the Company, accounted for as “Distribution to RSE Collection” on the balance sheet. Furthermore, the Series distributes the appropriate amounts for Brokerage Fee, the Custody Fee and, if applicable, the Sourcing Fee using cash from the offering. In case of a closing at a loss, the Manager will make an additional capital contribution to the Series to cover any losses, which is represented as “Distribution to Series” on the balance sheet. Any remaining cash on the balance sheet of the Series after distributions have been made is retained for payment of future operating expenses.

The Company, through non-interest-bearing payments from the Manager or loans from officers of the Manager and third-parties invested in Underlying Asset. For the year ended December 31, 2019, the total investment in assets was $2,654,273 vs. $4,980,119 during the year ended December 31, 2018. Driven by a lower number of Underlying Assets acquired during the year ended December 31, 2019. The values for the respective years exclude $375,498 related to the Underlying Assets purchased in 2018 and sold in 2019

RSE COLLECTION, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Of the $2,654,273 of investments during the year ended December 31, 2019, $2,606,874 were related to the purchase price of, or down payments on Underlying Assets, vs. $4,932,013 during the year ended December 31, 2018. This brings the total spent on purchase price and down-payments at December 31, 2019 to $8,040,358, since the inception of the Company in August of 2016 vs. $5,433,484 at December 31, 2018.

Acquisition Expenses related to a particular Series, that are incurred prior to the closing of an offering, are initially funded by the Manager but will be reimbursed with the proceeds from an offering related to such Series, to the extent described in the applicable offering document. Unless, to the extent that certain Acquisition Expenses are anticipated prior to the closing, but incurred after the closing of an offering, for example registration fees, in which case, additional cash from the proceeds of the offering will be retained on the Series balance sheet to cover such future anticipated Acquisition Expenses after the closing of the offering. Acquisition Expenses are capitalized into the cost of the Underlying Asset as per the table below. Should a proposed offering prove to be unsuccessful, the Company will not reimburse the Manager and these expenses will be accounted for as capital contributions, and the Acquisition Expenses will be expensed.

For the year ended December 31, 2019, $47,399 of Acquisition Expenses related to the registration, transportation, inspection, repair of Underlying Assets and other acquisition related expenses were incurred vs. $48,106 during the year ended December 31, 2018. The Acquisition Expenses for the year ended December 31, 2019 were similar in amount to those for the year ended December 31, 2018 in spite of the lower number of Underlying Asset purchased in the year ended December 31, 2019, driven by the higher transportation costs related to the acquisition of Underlying Assets during the year ended December 31, 2019.

The total investment in Underlying Assets since the inception of the Company in August of 2016 is as follows, excluding the total investments of any Series for which the Underlying Assets have been sold:

RSE COLLECTION, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

As of 12/31/2019
Capitalized Costs
	Applicable Series		Asset	Purchase Price / Down-payment	Trans-portation	Pre-Purchase Inspection	Improve-ment	Regis-tration	Other	Total

Asset 1	Series #77LE1	(1,3)	1977 Lotus Esprit S1	$69,400	$550	$-	$-	$237	$-	$70,187
Asset 2	Series #69BM1	(1)	1969 Boss 302 Mustang	102,395	2,600	1,000	-	271	-	106,266
Asset 3	Series #85FT1	(1)	1985 Ferrari Testarossa	172,500	2,498	557	-	271	-	175,826
Asset 4	Series #88LJ1	(1)	1988 Lamborghini Jalpa	127,176	1,650	720	2,565	271	-	132,382
Asset 5	Series #55PS1	(1)	1955 Porsche Speedster	405,000	2,100	400	-	286	600	408,386
Asset 6	Series #93XJ1	(1)	1993 Jaguar XJ220	460,000	1,200	-	26,500	286	600	488,586
Asset 7	Series #83FB1	(1)	1983 Ferrari 512 BBi	330,000	1,200	1,320	-	286	-	332,806
Asset 8	Series #89PS1	(1)	1989 Porsche 911 Speedster	160,000	-	-	-	-	-	160,000
Asset 9	Series #90FM1	(1)	1990 Ford Mustang 7Up Edition	14,500	-	-	-	286	-	14,786
Asset 10	Series #95BL1	(1)	1995 BMW M3 Lightweight	112,500	1,195	-	75	421	350	114,541
Asset 11	Series #98DV1	(1)	1998 Dodge Viper GTS-R	120,000	1,895	-	649	-	-	122,544
Asset 12	Series #02AX1	(1)	2002 Acura NSX-T	100,000	1,500	-	-	286	-	101,786
Asset 13	Series #99LE1	(1)	1999 Lotus Esprit Sport 350	62,100	1,300	-	585	286	-	64,271
Asset 14	Series #91MV1	(1)	1991 Mitsubishi 3000VT GR4	33,950	800	-	400	287	-	35,437
Asset 15	Series #94DV1	(1)	1994 Dodge Viper RT/10	52,500	-	-	-	287	-	52,787
Asset 16	Series #92LD1	(1)	1992 Lancia Delta Martini 5 Evo	146,181	10,514	-	964	243	-	157,902
Asset 17	Series #72MC1	(1)	1972 Mazda Cosmo Sport	115,000	265	-	-	297	-	115,562
Asset 18	Series #06FG1	(1)	2006 Ford GT	309,000	-	-	-	286	-	309,286
Asset 19	Series #11BM1	(1)	2011 BMW 1M, 6-Speed Manual	78,500	1,000	-	-	286	-	79,786
Asset 20	Series #80LC1	(1)	1980 Lamborghini Countach Turbo	610,000	1,950	207	-	282	-	612,439
Asset 21	Series #02BZ1	(1)	2002 BMW Z8	185,000	525	-	490	286	-	186,301
Asset 22	Series #88BM1	(1)	1988 BMW E30 M3	135,000	525	239	415	286	-	136,465
Asset 23	Series #63CC1	(1)	1963 Chevrolet Corvette Split Window	120,000	-	-	-	286	-	120,286
Asset 24	Series #76PT1	(1)	1976 Porsche 911 Turbo Cabrera	179,065	2,500	500	450	287	-	182,802
Asset 25	Series #75RA1	(1)	1975 Renault Alpine A110 1300	75,000	250	-	266	287	100	75,903
Asset 26	Series #65AG1	(1)	1965 Alfa Romeo Giulia Sprint Speciale	170,000	-	-	-	286	-	170,286
Asset 27	Series #93FS1	(1)	1993 Ferrari 348TS Series Speciale	130,000	850	-	-	286	-	131,136
Asset 28	Series #90MM1	(1)	1990 Mazda Miata	22,000	900	-	-	287	-	23,187
Asset 29	Series #61JE1	(1)	1961 Jaguar E-Type	235,000	-	-	-	288	100	235,388
Asset 30	Series #88PT1	(1)	1988 Porsche 944 Turbo S	61,875	905	-	-	-	-	62,780
Asset 31	Series #65FM1	(1)	1965 Ford Mustang 2+2 Fastback	75,000	700	-	-	297	-	75,997

RSE COLLECTION, LLC

Notes to Consolidated Financial Statements

Asset 32	Series #94LD1	(1)	1994 Lamborghini Diablo SE30 Jota	570,000	1,950	-	-	286	-	572,236
Asset 33	Series #99SS1	(1)	1999 Shelby Series 1	126,575	1,650	716	-	286	-	129,227
Asset 34	Series #94FS1	(1)	1994 Ferrari 348 Spider	135,399	2,795	-	-	288	-	138,482
Asset 35	Series #61MG1	(1)	1961 Maserati 3500GT	325,000	-	-	303	287	-	325,590
Asset 36	Series #92CC1	(1)	1992 Chevrolet Corvette ZR1	45,000	900	-	-	288	-	46,188
Asset 37	Series #89FT1	(1)	1989 Ferrari Testarossa	172,500	2,350	-	-	286	-	175,136
Asset 38	Series #80PN1	(1)	1980 Porsche 928	45,750	1,350	-	-	288	-	47,388
Asset 39	Series #89FG2	(1)	1989 Ferrari 328 GTS	118,500	775	-	-	287	-	119,562
Asset 40	Series #88LL1	(1)	1988 Lamborghini LM002	275,000	2,225	-	-	286	-	277,511
Asset 41	Series #90ME1	(2)	1990 Mercedes 190E 2.5-16 Evo II	251,992	10,469	-	-	304	-	262,766
Asset 42	Series #87FF1	(2)	1987 Ferrari 412	11,000	-	-	-	-	-	11,000
Asset 43	Series #82AV1	(2)	1982 Aston Martin V8 Vantage	285,000	-	-	1,078	286	-	286,364
Asset 44	Series #72FG2	(2)	1972 Ferrari 365 GTC/4	275,000	700	-	-	287	-	275,987
Asset 45	Series #86FT1	(2)	1986 Ferrari Testarossa	-	-	529	-	-	-	529
Asset 46	Series #95FF1	(2)	1995 Ferrari 355 Spider	105,000	3,200	-	-	288	-	108,488
Asset 47	Series #03SS1	(2)	2003 Saleen S7	330,000	-	-	-	-	-	330,000
Total				$8,040,358	$67,737	$6,188	$34,740	$11,780	$ 1,750	$ 8,162,553

Capitalized Costs 2016				298,971	2,650	-	-	-	-	301,621
Capitalized Costs 2017				202,500	4,648	2,677	15,065	1,050	600	226,540
Capitalized Costs 2018				4,932,013	26,905	2,252	17,578	421	950	4,980,119
Capitalized Costs 2019				2,606,874	33,533	1,259	2,097	10,310	200	2,654,273
Grand Total				$8,040,358	$ 67,737	$ 6,188	$ 34,740	$ 11,781	$ 1,750	$ 8,162,553

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Note: Table excludes $375,498 of capitalized costs related to Underlying Assets acquired in 2018 and sold in 2019, of which $372,500 were related to purchase price / down payments and $2,998 to Acquisition Expenses.

1.Offering for Series Interests closed at December 31, 2019 and Underlying Asset owned by applicable Series.

2.At December 31, 2019 owned by RSE Collection, LLC and not by any Series. To be owned by the applicable Series as of the closing of the applicable offering.

3.Series #77LE1 Interests were issued under Rule 506(c) and as such Series #77LE1 has not been broken out as a separate Series in the financial statements but is included in the table above.

F-57

RSE COLLECTION, LLC

Notes to Consolidated Financial Statements

RSE COLLECTION, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

7.Members’ Equity:

Members’ equity for the Company and any Series consists of capital contributions from the Manager, or its affiliates, Membership Contributions and the Net Income / (Loss) for the year.

Capital contributions from the Manager are made to cover Operating Expenses (as described in Note B(5) above), such as storage, insurance, transportation and ongoing accounting and legal expenses incurred by the Company or any of the Series, for which the Manager has elected not to be reimbursed.

Members’ equity in Membership Contributions issued in a successful closing of an offering for a particular Series are calculated by taking the amount of membership Interests sold in an offering, net of Brokerage Fee, Custody Fee and Sourcing Fee as shown in the table below. In the case of a particular offering, the Brokerage Fee, the Custody Fee and Sourcing Fee (which may be waived by the Manager) related to the offering are paid from the proceeds of any successfully closed offering. These expenses will not be incurred by the Company or the applicable Series or the Manager, if an offering does not close. At December 31, 2019, the following offerings for Series Interests had closed:

F-58

RSE COLLECTION, LLC

Notes to Consolidated Financial Statements

RSE COLLECTION, LLC

Notes to Consolidated Financial Statements

Membership Contribution and Uses at Closing
Applicable Series	Asset	Closing Date	Membership Interests	Brokerage Fee	Sourcing Fee	Custody Fee	Distributions	Total
Series #77LE1	1977 Lotus Esprit S1	4/13/2017	$77,700	$1,049	$3,443	$-	$-	$73,208
Series #69BM1	1969 Boss 302 Mustang	2/7/2018	115,000	778	2,986	-	-	111,236
Series #85FT1	1985 Ferrari Testarossa	2/16/2018	165,000	1,117	-	-	-	163,883
Series #88LJ1	1988 Lamborghini Jalpa	4/12/2018	135,000	914	578	-	-	133,508
Series #55PS1	1955 Porsche Speedster	6/6/2018	425,000	2,869	-	-	-	422,131
Series #93XJ1	1993 Jaguar XJ220	11/6/2018	495,000	3,487	-	3,713	-	487,801
Series #83FB1	1983 Ferrari 512 BBi	9/5/2018	350,000	2,522	9,162	2,625	-	335,691
Series #89PS1	1989 Porsche 911 Speedster	7/31/2018	165,000	470	1,771	1,238	-	161,521
Series #90FM1	1990 Ford Mustang 7Up Edition	7/31/2018	16,500	90	464	500	-	15,446
Series #95BL1	1995 BMW M3 Lightweight	7/12/2018	118,500	870	-	889	-	116,742
Series #98DV1	1998 Dodge Viper GTS-R	10/11/2018	130,000	954	2,314	975	-	125,757
Series #06FS1	2006 Ferrari F430 Spider	10/19/2018	199,000	1,463	774	1,493	195,271	-
Series #02AX1	2002 Acura NSX-T	11/30/2018	108,000	793	1,944	810	-	104,452
Series #99LE1	1999 Lotus Esprit Sport 350	12/4/2018	69,500	510	1,770	521	-	66,699
Series #91MV1	1991 Mitsubishi 3000VT GR4	12/7/2018	38,000	279	600	500	-	36,621
Series #94DV1	1994 Dodge Viper RT/10	12/26/2018	57,500	388	1,841	500	-	54,771
Series #92LD1	1992 Lancia Delta Martini 5 Evo	12/26/2018	165,000	1,114	2,219	1,238	-	160,430
Series #00FM1	2000 Ford Mustang Cobra R	1/4/2019	49,500	364	862	500	47,774	-
Series #72MC1	1972 Mazda Cosmo Sport	1/4/2019	124,500	542	2,474	934	-	120,551
Series #06FG1	2006 Ford GT	1/8/2019	320,000	2,316	3,198	2,400	-	312,086
Series #11BM1	2011 BMW 1M, 6-Speed Manual	1/25/2019	84,000	567	517	630	-	82,286
Series #80LC1	1980 Lamborghini Countach Turbo	2/11/2019	635,000	4,305	9,216	4,763	-	616,716
Series #02BZ1	2002 BMW Z8	2/11/2019	195,000	1,316	2,620	1,463	-	189,601
Series #88BM1	1988 BMW E30 M3	2/25/2019	141,000	952	226	1,058	-	138,765
Series #63CC1	1963 Chevrolet Corvette Split Window	3/18/2019	126,000	916	1,553	945	-	122,586
Series #76PT1	1976 Porsche 911 Turbo Cabrera	3/22/2019	189,900	1,382	1,793	1,424	-	185,301
Series #75RA1	1975 Renault Alpine A110 1300	4/9/2019	84,000	586	3,732	630	-	79,052
Series #65AG1	1965 Alfa Romeo Giulia Sprint Speciale	4/16/2019	178,500	1,272	1,903	1,339	-	173,986
Series #93FS1	1993 Ferrari 348TS Series Speciale	4/22/2019	137,500	1,011	1,272	1,031	-	134,186
Series #90MM1	1990 Mazda Miata	4/26/2019	26,600	196	918	500	-	24,986
Series #61JE1	1961 Jaguar E-Type	4/26/2019	246,000	1,661	3,858	1,845	-	238,636
Series #88PT1	1988 Porsche 944 Turbo S	7/23/2019	66,000	495	-	500	-	65,005
Series #65FM1	1965 Ford Mustang 2+2 Fastback	7/23/2019	82,500	619	1,966	619	-	79,297
Series #94LD1	1994 Lamborghini Diablo SE30 Jota	8/19/2019	597,500	4,481	11,251	4,481	-	577,286
Series #99SS1	1999 Shelby Series 1	9/12/2019	137,500	1,375	1,815	1,031	-	133,279
Series #94FS1	1994 Ferrari 348 Spider	9/18/2019	145,000	1,450	669	1,088	-	141,794
Series #61MG1	1961 Maserati 3500GT	9/30/2019	340,000	2,550	4,613	2,550	-	330,287
Series #92CC1	1992 Chevrolet Corvette ZR1	10/2/2019	52,500	525	2,875	500	-	48,600
Series #89FT1	1989 Ferrari Testarossa	10/11/2019	180,000	1,800	-	1,350	-	176,850
Series #80PN1	1980 Porsche 928	11/6/2019	48,000	480	-	500	-	47,020
Series #89FG2	1989 Ferrari 328 GTS	11/14/2019	127,500	1,275	1,719	956	-	123,550
Series #88LL1	1988 Lamborghini LM002	12/9/2019	292,000	2,920	3,115	2,190	-	283,775
Total			$7,435,700	$55,021	$92,030	$50,226	$243,045	$6,995,378

Note: represents Membership Contributions net of Brokerage Fee, Sourcing Fee and Custody Fee at closing of offering for respective Series.

Note: Series #77LE1 Interests were issued under Rule 506(c) and as such Series #77LE1 has not been broken out as a separate Series in the financial statements but is included in the table above.

Note: Underlying Assets for #06FS1 and #00FM1 were sold and membership distributions to Interest holders were made.

RSE COLLECTION, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

8.Income taxes:

Each existing Series has elected and qualified, and the Company intends that each future Series will elect and qualify, to be taxed as a corporation under the Internal Revenue Code of 1986.  Each separate Series intends to be accounted for as described in ASC Topic 740, "Income Taxes," which requires an asset and liability approach to financial accounting and reporting for income taxes.  Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such positions are then measured based on the largest benefit that has a greater than 50% likelihood of being realized upon settlement. There were no uncertain tax positions as of December 31, 2019.

RSE Collection, LLC, as the master series of the Company intends to be taxed as a “partnership” or a “disregarded entity” for federal income tax purposes and will not make any election or take any action that could cause it to be separately treated as an association taxable as a corporation under Subchapter C of the Code.

9.Earnings (loss) / income per membership interest:

Upon completion of an offering, each Series intends to comply with accounting and disclosure requirement of ASC Topic 260, "Earnings per Share." For each Series, earnings (loss) / income per membership interest (“EPMI”) will be computed by dividing net (loss) / income for a particular Series by the weighted average number of outstanding membership Interests in that particular Series during the year.

As of the year ended December 31, 2019, 41 Series, excluding Series #77LE1, had closed offerings vs. 16 during the year ended December 31, 2018 and the (losses) / income per membership Interest for each Series were as follows:

F-60

RSE COLLECTION, LLC

Notes to Consolidated Financial Statements

RSE COLLECTION, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Earnings (Loss) Per Membership Interest (EPMI)
			12/31/2019		12/31/2018
Applicable Series	Automobile	Membership Interests	Net (Loss) / Income	EPMI	Net Loss	EPMI
Series #69BM1	1969 Boss 302 Mustang	2,000	(4,471)	($2.24)	$(3,473)	($1.74)
Series #85FT1	1985 Ferrari Testarossa	2,000	(5,806)	(2.90)	(4,173)	(2.09)
Series #88LJ1	1988 Lamborghini Jalpa	2,000	(6,352)	(3.18)	(2,868)	(1.43)
Series #55PS1	1955 Porsche Speedster	2,000	(5,763)	(2.88)	(3,678)	(1.84)
Series #95BL1	1995 BMW M3 Lightweight	2,000	(4,41)	(2.21)	(1,768)	(0.88)
Series #89PS1	1989 Porsche 911 Speedster	2,000	(4,358)	(2.18)	(790)	(0.39)
Series #90FM1	1990 Ford Mustang 7Up Edition	2,000	(4,032)	(2.02)	(1,176)	(0.59)
Series #83FB1	1983 Ferrari 512 BBi	5,000	(5,264)	(1.05)	(1,831)	(0.37)
Series #98DV1	1998 Dodge Viper GTS-R	2,000	(4,457)	(2.23)	(799)	(0.40)
Series #06FS1	2006 Ferrari F430 Spider	5,000	26,702	5.34	(879)	(0.18)
Series #93XJ1	1993 Jaguar XJ220	5,000	(2,904)	(0.58)	(539)	(0.11)
Series #02AX1	2002 Acura NSX-T	2,000	(3,876)	(1.94)	(402)	(0.20)
Series #99LE1	1999 Lotus Esprit Sport 350	2,000	(4,235)	(2.12)	(215)	(0.11)
Series #91MV1	1991 Mitsubishi 3000VT GR4	2,000	(4,120)	(2.06)	(183)	(0.09)
Series #92LD1	1992 Lancia Delta Martini 5 Evo	3,000	(5,237)	(1.75)	(23)	(0.01)
Series #94DV1	1994 Dodge Viper RT/10	2,000	(4,281)	(2.14)	(79)	(0.04)
Series #00FM1	2000 Ford Mustang Cobra R	2,000	10,670	5.34	-	-
Series #72MC1	1972 Mazda Cosmo Sport	2,000	(4,284)	(2.14)	-	-
Series #06FG1	2006 Ford GT	5,000	(4,964)	(0.99)	-	-
Series #11BM1	2011 BMW 1M, 6-Speed Manual	2,000	(3,557)	(1.78)	-	-
Series #80LC1	1980 Lamborghini Countach Turbo	5,000	(4,217)	(0.84)	-	-
Series #02BZ1	2002 BMW Z8	3,000	(4,714)	(1.57)	-	-
Series #88BM1	1988 BMW E30 M3	3,000	(3,821)	(1.27)	-	-
Series #63CC1	1963 Chevrolet Corvette Split Window	2,000	(3,657)	(1.83)	-	-
Series #76PT1	1976 Porsche 911 Turbo Cabrera	3,000	(3,669)	(1.22)	-	-
Series #75RA1	1975 Renault Alpine A110 1300	3,000	(3,413)	(1.14)	-	-
Series #65AG1	1965 Alfa Romeo Giulia Sprint Speciale	2,000	(3,385)	(1.69)	-	-
Series #93FS1	1993 Ferrari 348TS Series Speciale	2,000	(1,530)	(0.77)	-	-
Series #90MM1	1990 Mazda Miata	5,000	(1,183)	(0.24)	-	-
Series #61JE1	1961 Jaguar E-Type	3,000	(3,048)	(1.02)	-	-
Series #88PT1	1988 Porsche 944 Turbo S	2,200	(1,322)	(0.60)	-	-
Series #65FM1	1965 Ford Mustang 2+2 Fastback	2,000	(2,697)	(1.35)	-	-
Series #94LD1	1994 Lamborghini Diablo SE30 Jota	5,000	(2,597)	(0.52)	-	-
Series #99SS1	1999 Shelby Series 1	1,000	(1,612)	(1.61)	-	-
Series #94FS1	1994 Ferrari 348 Spider	2,000	(870)	(0.44)	-	-
Series #61MG1	1961 Maserati 3500GT	5,000	(1,676)	(0.34)	-	-
Series #92CC1	1992 Chevrolet Corvette ZR1	2,000	(643)	(0.32)	-	-
Series #89FT1	1989 Ferrari Testarossa	4,000	(1,922)	(0.48)	-	-
Series #80PN1	1980 Porsche 928	5,000	(487)	(0.10)	-	-
Series #89FG2	1989 Ferrari 328 GTS	1,700	(461)	(0.27)	-	-
Series #88LL1	1988 Lamborghini LM002	2,000	(1,378)	(0.69)	-	-

RSE COLLECTION, LLC

Notes to Consolidated Financial Statements

NOTE C - RELATED PARTY TRANSACTIONS

Series Members

The managing member of the Company is the Manager. The Company will admit additional members to each of its Series through the offerings of membership Interests in each Series. By purchasing an Interest in a Series of Interests, the investor is admitted as a member of the Series and will be bound by the Company's Operating Agreement. Under the Operating Agreement, each investor grants a power of attorney to the Manager. The Operating Agreement provides the Manager with the ability to appoint officers and advisory board members.

Officer and Affiliate Loans

Individual officers and affiliates of the Manager have made loans to the Company to facilitate the purchase of collectible Assets prior to the closing of a Series’ offering.  Each of the loans and related interest have been paid by the Company through proceeds of the offering associated with a Series. Once the Series repays the Company and other parties, such as the Manager, the broker of record and the custody broker and their respective affiliates, from the proceeds of a closed offering, the Assets was transferred to the related Series and it is anticipated that no Series will bear the economic effects of any loan made to purchase another Asset.

The table below indicates the timing of the loans made to the Company by officers and affiliates of the Manager and the associated accrued interest and principal payments made at the timing of the respective Series associated with the Underlying Assets originally acquired by the respective loans. For any future Series for which the Company receives a loan to finance the acquisition of the Underlying Asset, the Company intends to repay any such outstanding related-party loans plus accrued interest upon completion of the applicable related offerings.

Related Party Transactions: Officer and Affiliate Loans
Loan	Series	Principal	Accrued Interest	Status	Loan Date	Annual Interest Rate	Offering Closed Date
Loan 1	#77LE1	$69,400	$241	Repaid from proceeds	10/3/2016	0.66%	4/13/2017
Loan 2	69BM1	97,395	821	Repaid from proceeds	10/31/2016	0.66%	2/9/2018
Loan 4	#85FT1	47,500	401	Repaid from proceeds	6/1/2017	1.18%	2/16/2018
Loan 3	#88LJ1	119,676	1,126	Repaid from proceeds	11/23/2016	0.68%	4/12/2018
Loan 5	#55PS1	20,000	228	Repaid from proceeds	7/1/2017	1.22%	6/6/2018
Loan 6	#55PS1	100,000	550	Repaid from proceeds	2/15/2018	1.81%	6/6/2018
Loan 7	#93XJ1	25,000	336	Repaid from proceeds	3/2/2018	1.96%	11/7/2018
Loan 8	#95BL1	10,000	60	Repaid from proceeds	3/30/2018	1.96%	7/12/2018
Loan 9	#93XJ1	145,000	4,767	Repaid from proceeds	3/2/2018	10.00%	7/1/2018
Loan 10	98DV1	80,000	513	Repaid from proceeds	6/28/2018	2.34%	10/6/2018
Loan 11	#02AX1	100,000	481	Repaid from proceeds	9/21/2018	2.51%	11/30/2018
Loan 12	#99LE1	62,100	243	Repaid from proceeds	10/9/2018	2.55%	12/4/2018
Additional		1,900	-	Repaid additional amount outstanding			6/6/2018
Amounts repaid as of 12/31/2018		$(877,971)	$(9,767)
Balance 12/31/2018		$-	$-

Note: $1,900 additional loan not related to a specific Underlying Asset, originally intended for additional Underlying Asset acquisitions, but repaid.

Note: Principal not including $205,000 and accrued interest not including $309 related to the J.J. Best third-party loan.

Note: Series #77LE1 Interests were issued under Rule 506(c) and as such Series #77LE1 has not been broken out as a separate Series in the financial statements but is included in the table above.

As of December 31, 2019, and as of December 31, 2018, no loans to the Company were outstanding to either officers or affiliates of the Manager.

F-62

RSE COLLECTION, LLC

Notes to Consolidated Financial Statements

RSE COLLECTION, LLC

Notes to Consolidated Financial Statements

NOTE D -DEBT

On April 30, 2019, the Manager and the Company, including an affiliate of the Manager, entered into a $1.5 million revolving line of credit (the “LoC”) with Silicon Valley Bank. The LoC allowed the Manager to draw up to 80% of the value of an Underlying Assets for any asset held on the books of the Company for less than 180 days. Interest rate on any amounts outstanding under the LoC accrued at a floating per annum rate equal to the greater of (i) 0.50% above the Prime Rate (defined as the rate published in the money rates section of The Wall Street Journal) and (ii) 6.0%. Interest expense was paid monthly by the Manager. The Company was also held jointly and severably liable for any amounts outstanding under this LoC. On December 20, 2019, the Manager and the Company cancelled the LoC and repaid $220,000 outstanding under the LoC plus accrued interest of $1,100.

Simultaneous with the cancellation of the LoC, the Manger and the Company, including an affiliate of the Manager, entered into a $2.25 million demand note (the “DM”) with Upper90. The DM allowed the Manager to draw up to 100% of the value of the Underlying Assets for any asset held on the books of the Company. Interest rate on any amounts outstanding under the DM accrued at a fixed per annum rate of 15%. The Company is also held jointly and severably liable for any amounts outstanding under this DM. The Manager expects to replace the DM with permanent financing from Upper90 with similar terms as the DM during the second quarter of 2020.

As of December 31, 2019, $1,560,000 debt plus $7,800 of accrued interest was outstanding under the DM. Of the $1,560,000 outstanding, $995,000 were related to automobile assets and the remainder to assets of the affiliate of the Manager, per the table below:

Borrowing Base
Asset Type	Series	Underlying Asset	$ Borrowed	Date Drawn
Automobile	#81AV1	1982 Aston Martin V8 Vantage	$285,000	12/20/2019
Automobile	#72FG2	1972 Ferrari 365 GT C/4	275,000	12/20/2019
Automobile	#95FF1	1995 Ferrari 355 Spider	105,000	12/20/2019
Automobile	#03SS1	2003 Series Saleen S7	330,000	12/20/2019
Memorabilia	#98JORDAN	1998 Michael Jordan Jersey	120,000	12/20/2019
Memorabilia	#33RUTH	1933 Babe Ruth Card	74,000	12/20/2019
Memorabilia	#56MANTLE	1956 Mickey Mantle Card	9,000	12/20/2019
Memorabilia	#88JORDAN	1988 Air Jordan III Sneakers	20,000	12/20/2019
Memorabilia	#AGHOWL	First Edition Howl and Other Poems	15,500	12/20/2019
Memorabilia	ROOSEVELT	First Edition African Game Trails	17,000	12/20/2019
Memorabilia	#ULYSSES	1935 First Edition Ulysses	22,000	12/20/2019
Memorabilia	#YOKO	First Edition Grapefruit	12,500	12/20/2019
Memorabilia	BIRKINBOR	2015 Hermès Bordeaux Birkin	50,000	12/20/2019
Memorabilia	HIMALAYA	2014 Hermès Himalaya Birkin	130,000	12/20/2019
Memorabilia	#SPIDER1	1963 Amazing Spider-Man #1	20,000	12/20/2019
Memorabilia	#BATMAN3	1940 Batman #3	75,000	12/20/2019
Total			$1,560,000

Note: Series #81AV1, Series #72FG2, Series #95FF1 and Series #03SS1 are Series of Company, the remainder are Series of an affiliate of the Manager.

RSE COLLECTION, LLC

Notes to Consolidated Financial Statements

F-64

RSE COLLECTION, LLC

Notes to Consolidated Financial Statements

F-64

RSE COLLECTION, LLC

Notes to Consolidated Financial Statements

NOTE E - REVENUE, EXPENSE AND COST ALLOCATION METHODOLOGY

Overview of Revenues

As of December 31, 2019, we have not yet generated any revenues directly attributable to the Company or any Series to date.  In addition, we do not anticipate the Company or any Series to generate any revenue in excess of costs associated with such revenues until 2021. In early 2019, the Manager of the Company launched its first showroom in New York City and in mid-2019 launched an online shopping experience for merchandise In future, the Manager of the Company plans to roll out additional opportunities for revenue generation including additional showrooms.

Overview of Costs and Expenses

The Company distinguishes costs and expenses between those related to the purchase of a particular Underlying Asset and Operating Expenses related to the management of such Asset assets.

Fees and expenses related to the purchase of an Underlying Asset include Offering Expenses, Acquisition Expenses, Brokerage Fee, Custody Fee and Sourcing Fee.

Within Operating Expenses, the Company distinguishes between Operating Expenses incurred prior to the closing of an offering and those incurred after the closing of an offering. Although these pre- and post- closing Operating Expenses are similar in nature and consist of expenses such as storage, insurance, transportation, marketing and maintenance and professional fees such as ongoing bookkeeping, legal and accounting expenses associated with a Series, pre-closing Operating Expenses are borne by the Manager and are not expected to be reimbursed by the Company or the economic members. Post-closing Operating Expenses are the responsibility of each Series of Interest and may be financed through (i) revenues generated by the Series or cash reserves at the Series or (ii) contributions made by the Manager, for which the Manager does not seek reimbursement or (iii) loans by the Manager, for which the Manager may charge a rate of interest or (iv) issuance of additional Interest in a Series (at the discretion of the Manager).

Allocation Methodology

Allocation of revenues and expenses and costs will be made amongst the various Series in accordance with the Manager's allocation policy. The Manager's allocation policy requires items that are related to a specific Series to be charged to that specific Series. Items not related to a specific Series will be allocated pro rata based upon the value of the underlying Asset assets or the number of Assets, as stated in the Manager’s allocation policy and as determined by the Manager. The Manager may amend its allocation policy in its sole discretion from time to time.

RSE COLLECTION, LLC

Notes to Consolidated Financial Statements

NOTE E - REVENUE, EXPENSE AND COST ALLOCATION METHODOLOGY (CONTINUED)

Allocation Methodology or Description by Category

•Revenue: Revenues from the anticipated commercialization of the collection of Assets will be allocated amongst the Series whose underlying Assets are part of the commercialization events, based on the value of the underlying Asset assets. No revenues attributable directly to the Company or any Series have been generated during the year ended December 31, 2019.

•Offering Expenses: Offering Expenses, other than those related to the overall business of the Manager (as described in Note B(4)) are funded by the Manager and generally reimbursed through the Series proceeds upon the closing of an offering. Offering Expenses are charged to a specific Series.

•Acquisition Expenses: Acquisition Expenses (as described in Note B(6)), are typically funded by the Manager, and reimbursed from the Series proceeds upon the closing of an offering. Unless, to the extent that certain Acquisition Expenses are anticipated prior to the closing, but incurred after the closing of an offering, for example registration fees, in which case, additional cash from the proceeds of the offering will be retained on the Series balance sheet to cover such future anticipated Acquisition Expenses after the closing of the offering. Acquisition Expenses incurred are capitalized into the cost of the Underlying Asset on the balance sheet of the Company and subsequently transferred to the Series upon closing of the offering for the Series Interests.

•Sourcing Fee / Losses: The Sourcing Fee is paid to the Manager from the Series proceeds upon the close of an offering (see note B(7)) and is charged to the specific Series. Losses incurred related to closed offerings, due to shortfalls between proceeds from closed offerings and costs incurred in relation to these offerings are charged to the specific Series but are reimbursed by the Manager and accounted for as capital contributions to the Series (as described in Note B(6)).

•Brokerage Fee: The Brokerage Fee is paid to the Broker of record from the Series proceeds upon the closing of an offering (see note B(7)) and is charged to the specific Series.

•Custody Fee: The Custody Fee is paid to the Custodian from the Series proceeds upon the closing of an offering (see note B(7)) and is charged to the specific Series. For the offerings for Series #77LE1, Series #69BM1, Series #85FT1, Series #88LJ1 and Series #55PS1, no custody agreement was in place prior to the close of the offerings, and as such, no Custody Fee was due at the time of closing. Should a Custody Fee become applicable for these offerings at a later date, the costs will be borne by the Manager and the Manager will not be reimbursed. For all subsequent offerings, the Custody Fee will be paid for from the proceeds of the offering.

•Operating Expenses: Operating Expenses (as described in Note B(5)), including storage, insurance, maintenance costs, transportation, professional fees and marketing and other Series related Operating Expenses, are expensed as incurred:

oPre-closing Operating Expenses are borne by the Manager and accounted for as capital contributions from the Manager to the Company and are not reimbursed.

oPost-closing Operating Expenses are the responsibility of each individual Series.

oIf not directly charged to the Company or a Series, Operating Expenses are allocated as follows:

▪Insurance: based on the premium rate allocated by value of the Underlying Assets

▪Storage and transportation: based on the number of Underlying Assets

▪Professional fees: $100 per Series per month



RSE COLLECTION, LLC

Notes to Consolidated Financial Statements

NOTE F - FREE CASH FLOW DISTRIBUTIONS AND MANAGEMENT FEES

Any available Free Cash Flow of a Series of Interests shall be applied in the following order of priority, at the discretion of the Manager:

i)Repayment of any amounts outstanding under Operating Expenses Reimbursement Obligations.

ii)Thereafter, reserves may be created to meet future Operating Expenses for a particular Series.

iii)Thereafter, at least 50% of Free Cash Flow (net of corporate income taxes applicable to such Series of Interests) may be distributed as dividends to interest holders of a particular Series.

iv)The Manager may receive up to 50% of Free Cash Flow in the form of a management fee, which is accounted for as an expense to the statement of operations of a particular Series.

“Free Cash Flow” is defined as net income (as determined under GAAP) generated by any Series of Interests plus any change in net working capital and depreciation and amortization (and any other non-cash Operating Expenses) and less any capital expenditures related to the relevant Series.

As of December 31, 2019, and December 31, 2018, no distributions of Free Cash Flow or management fees were paid by the Company or in respect of any Series. The Company did make distributions to interest holders related to sale of Underlying Assets as described in “Asset Dispositions” in “Note A - Description Of Organization and Business Operations”.

NOTE G - INCOME TAX

As of December 31, 2019, and 2018, each individual Series has elected to be treated as a corporation for tax purposes.

No provision for income taxes for the years ended December 31, 2019 and 2018, respectively, has been recorded for any individual Series as all individual Series incurred net losses, except as detailed below. Each individual Series records a valuation allowance when it is more likely than not that some portion or all of the deferred tax assets primarily resulting from net operating losses will not be realized.  The Company’s net deferred tax assets at December 31, 2019 and 2018 are fully offset by a valuation allowance (other than for Series #00FM1, #06FS1 and 2003 Porsche 911 GT2 as described below), and therefore, no tax benefit applicable to the loss for each individual Series for the years ended December 31, 2019 and 2018 has been recognized. Losses incurred after January 1, 2018 do not expire for federal income tax purposes.

Series #00FM1 and #06FS1 have sold their primary operating asset in the year ended December 31, 2019 and in addition the Company sold the Underlying Asset 2003 Porsche 911 GT2 prior to the launch of an offering for such Underlying Asset and at the time of the sale the asset was still on the books of the Company and any tax implications of the sale accrue to the members of the Company as it is considered a partnership for tax purposes (see Note A). As a result, the Company has recorded a provision for income taxes using an effective tax rate as shown below:

Provision for income taxes
Series #	#06FS1	#00FM1
Income before provision for income taxes	34,714	14,438
Reversal of valuation allowance	(2,145)	(1,057)
Taxed at federal and state statutory rates	21%	21%
Provision for income taxes	$6,746	$2,711

Reconciliation of the benefit expense for income taxes from continuing operations recorded in the consolidated statements of operations with the amounts computed at the statutory federal tax rates is shown below. RSE Collection has elected to be treated as a partnership; thus, for the years ended December 31, 2019 and 2018 the only tax affected components of deferred tax assets and deferred tax liabilities related to closed Series.

RSE COLLECTION, LLC

Notes to Consolidated Financial Statements

NOTE G - INCOME TAX (CONTINUED)

Federal Tax Benefit at Statutory Rate for the Year Ended December 31, 2019:

Applicable Series	Federal Tax Benefit at Statutory Rate	Change in Valuation Allowance	Benefit for Income Taxes
Series #77LE1	$(903)	$903	$-
Series #69BM1	(939)	939	-
Series #85FT1	(1,219)	1,219	-
Series #88LJ1	(1,334)	1,334	-
Series #55PS1	(1,210)	1,210	-
Series #95BL1	(928)	928	-
Series #89PS1	(915)	915	-
Series #90FM1	(847)	847	-
Series #83FB1	(1,105)	1,105	-
Series #98DV1	(936)	936	-
Series #93XJ1	(610)	610	-
Series #02AX1	(814)	814	-
Series #99LE1	(889)	889	-
Series #91MV1	(865)	865	-
Series #92LD1	(1,100)	1,100	-
Series #94DV1	(899)	899	-
Series #72MC1	(900)	900	-
Series #06FG1	(1,042)	1,042	-
Series #11BM1	(748)	748	-
Series #80LC1	(886)	886	-
Series #02BZ1	(990)	990	-
Series #88BM1	(803)	803	-
Series #63CC1	(768)	768	-
Series #76PT1	(770)	770	-
Series #75RA1	(717)	717	-
Series #65AG1	(711)	711	-
Series #93FS1	(321)	321	-
Series #90MM1	(248)	248	-
Series #61JE1	(640)	640	-
Series #88PT1	(277)	277	-
Series #65FM1	(566)	566	-
Series #94LD1	(545)	545	-
Series #99SS1	(339)	339	-
Series #94FS1	(183)	183	-
Series #61MG1	(352)	352	-
Series #92CC1	(135)	135	-
Series #89FT1	(404)	404	-
Series #80PN1	(102)	102	-
Series #89FG2	(97)	97	-
Series #88LL1	(289)	289	-
Total	$(28,345)	$28,345	-

Note: Series #77LE1 has not been broken out as a separate Series but is included in the table above.

F-67

RSE COLLECTION, LLC

Notes to Consolidated Financial Statements

RSE COLLECTION, LLC

Notes to Consolidated Financial Statements

NOTE G - INCOME TAX (CONTINUED)

Federal Tax Benefit at Statutory Rate for the Year Ended December 31, 2018:

Applicable Series	Federal Tax Benefit at Statutory Rate	Change in Valuation Allowance	Benefit for Income Taxes
Series #77LE1	$ (778)	$ 778	$ -
Series #69BM1	(729)	729	-
Series #85FT1	(876)	876	-
Series #88LJ1	(602)	602	-
Series #55PS1	(772)	772	-
Series #95BL1	(371)	371	-
Series #89PS1	(166)	166	-
Series #90FM1	(247)	247	-
Series #83FB1	(385)	385	-
Series #98DV1	(168)	168	-
Series #06FS1	(185)	185	-
Series #93XJ1	(113)	113	-
Series #02AX1	(85)	85	-
Series #99LE1	(45)	45	-
Series #91MV1	(38)	38	-
Series #92LD1	(5)	5	-
Series #94DV1	(17)	17	-
Total	$ (5,582)	$ 5,582	-

Note: Series #77LE1 has not been broken out as a separate Series but is included in the table above.

RSE COLLECTION, LLC

Notes to Consolidated Financial Statements

NOTE G - INCOME TAX (CONTINUED)

Tax affected components of deferred tax assets and deferred tax liabilities at December 31, 2019, consisting of net operating losses, were as follows:

Applicable Series	Federal Loss Carry-forward	Valuation Allowance	Net Deferred Tax Asset
Series #77LE1	$(2,336)	$2,336	$-
Series #69BM1	(1,668)	1,668	-
Series #85FT1	(2,096)	2,096	-
Series #88LJ1	(1,936)	1,936	-
Series #55PS1	(1,982)	1,982	-
Series #95BL1	(1,300)	1,300	-
Series #89PS1	(1,081)	1,081	-
Series #90FM1	(1,094)	1,094	-
Series #83FB1	(1,490)	1,490	-
Series #98DV1	(1,104)	1,104	-
Series #93XJ1	(723)	723	-
Series #02AX1	(899)	899	-
Series #99LE1	(934)	934	-
Series #91MV1	(904)	904	-
Series #92LD1	(1,105)	1,105	-
Series #94DV1	(916)	916	-
Series #72MC1	(900)	900	-
Series #06FG1	(1,042)	1,042	-
Series #11BM1	(747)	747	-
Series #80LC1	(886)	886	-
Series #02BZ1	(990)	990	-
Series #88BM1	(803)	803	-
Series #63CC1	(768)	768	-
Series #76PT1	(770)	770	-
Series #75RA1	(717)	717	-
Series #65AG1	(711)	711	-
Series #93FS1	(321)	321	-
Series #90MM1	(248)	248	-
Series #61JE1	(640)	640	-
Series #88PT1	(277)	277	-
Series #65FM1	(566)	566	-
Series #94LD1	(545)	545	-
Series #99SS1	(339)	339	-
Series #94FS1	(183)	183	-
Series #61MG1	(352)	352	-
Series #92CC1	(135)	135	-
Series #89FT1	(404)	404	-
Series #80PN1	(102)	102	-
Series #89FG2	(97)	97	-
Series #88LL1	(286)	286	-
Total	$(34,400)	$34,400	-

Note: Series #77LE1 has not been broken out as a separate Series but is included in the table above.

RSE COLLECTION, LLC

Notes to Consolidated Financial Statements

NOTE G - INCOME TAX (CONTINUED)

Tax affected components of deferred tax assets and deferred tax liabilities at December 31, 2018, consisting of net operating losses, were as follows:

Applicable Series	Federal Loss Carry-forward	Valuation Allowance	Net Deferred Tax Asset
Series #77LE1	$(1,433)	$1,433	$-
Series #69BM1	(729)	729	-
Series #85FT1	(876)	876	-
Series #88LJ1	(602)	602	-
Series #55PS1	(772)	772	-
Series #95BL1	(371)	371	-
Series #89PS1	(166)	166	-
Series #90FM1	(247)	247	-
Series #83FB1	(385)	385	-
Series #98DV1	(168)	168	-
Series #06FS1	(185)	185
Series #93XJ1	(113)	113	-
Series #02AX1	(85)	85	-
Series #99LE1	(45)	45	-
Series #91MV1	(38)	38	-
Series #92LD1	(5)	5	-
Series #94DV1	(17)	17	-
Total	$(6,237)	$6,237	$-

Note: Series #77LE1 has not been broken out as a separate Series but is included in the table above.

Based on consideration of the available evidence including historical losses a valuation allowance has been recognized to offset deferred tax assets, as management was unable to conclude that realization of deferred tax assets were more likely than not.

NOTE H - CONTINGENCIES

COVID-19

The extent of the impact and effects of the recent outbreak of the coronavirus (COVID‐19) on the operation and financial performance of our business are unknown. However, the Company does not expect that the outbreak will have a material adverse effect on our business or financial results at this time.

F-70

RSE COLLECTION, LLC

Notes to Consolidated Financial Statements

RSE COLLECTION, LLC

Notes to Consolidated Financial Statements

NOTE I - SUBSEQUENT EVENTS

Subsequent Offerings

The Company expects to launch and close additional offerings throughout the remainder of the year and beyond.

Asset Disposition

On January 31, 2020, the Company received an unsolicited offer for the 1990 Mercedes 190E 2.5-16 Evo II, for $235,000 vs. the initial purchase price of $251,992 for a loss on sale of $27,766, net of $10,773 of capitalized acquisition expenses. Per the terms of the Company's Operating Agreement, the Company, together with the Company's advisory board has evaluated the offer and has determined that it is in the interest of the Company to sell the 1990 Mercedes 190E 2.5-16 Evo II. In evaluating the offer, the Company took into account current market conditions and the amount of cash that would be liberated from the sale of the 1990 Mercedes 190E 2.5-16 Evo II. The purchase and sale agreement was executed on February 3, 2020. At the time of the sale, no offering for a Series related to the 1990 Mercedes 190E 2.5-16 Evo II had occurred. As such the Underlying Asset was not yet owned by any Series and no interest holders received any distributions.

F-71

RSE COLLECTION, LLC

Notes to Consolidated Financial Statements

RSE COLLECTION, LLC

Notes to Consolidated Financial Statements

NOTE J &NBSP;- RESTATEMENT

During the year ended December 31, 2018, the Company incorrectly included the non-cash membership interests issued  as part of the total consideration issued by the Company to the  sellers of Series #89PS1 and Series #90FM1, in the statements of cash flows, for each of these two individual Series and in the consolidated statement of the Company.  As a result, the Cash Flows from Investing Activities and Cash Flows from Financing Activities for these two Series and the consolidated amounts have been restated to appropriately reflect the amount of cash consideration that was (i) paid for the specific assets and recorded as “Investment in classic automobiles” in Cash Flows from Investing Activities, and (ii) received by the Series through the offering of membership interests and recorded as Proceeds from Sale of Membership Interest in Cash Flows from Financing Activities.  The error had no effect on the consolidated balance sheets, consolidated statements of operations, and consolidated statements of members’ equity (deficit).

The specific adjustments related to each Series and the total consolidated amounts of the Company in the Statement of Cash Flows follows:

Series #89PS1
	As Originally Filed	Adjustment	As Restated
Cash flows from investing activities:
Investment in classic automobiles	$ (160,000)	$ 99,000	$ (61,000)
Net cash used in investing activities	$ (160,000)	$ 99,000	$ (61,000)

Cash flows from financing activities:
Proceeds from sale of membership interests	$ 161,521	$ (99,000)	$ 62,521
Net cash provided by financing activities	$ 161,521	$ (99,000)	$ 62,521

Series #90FM1
	As Originally Filed	Adjustment	As Restated
Cash flows from investing activities:
Investment in classic automobiles	$ (14,500)	$ 4,125	$ (10,375)
Net cash used in investing activities	$ (14,500)	$ 4,125	$ (10,375)

Cash flows from financing activities:
Proceeds from sale of membership interests	$ 15,446	$ (4,125)	$ 11,321
Net cash provided by financing activities	$ 15,446	$ (4,125)	$ 11,321

Consolidated
	As Originally Filed	Adjustment	As Restated
Cash flows from investing activities:
Investment in classic automobiles	$ (4,150,187)	$ 103,125	$(4,047,062)
Net cash used in investing activities	$ (4,856,619)	$ 103,125	$(4,753,494)

Cash flows from financing activities:
Proceeds from sale of membership interests	$ 2,691,960	$ (103,125)	$ 2,588,835
Net cash provided by financing activities	$ 4,914,409	$ (103,125)	$ 4,811,284

EXHIBIT INDEX

Exhibit 2.1 - Certificate of Formation (1)

Exhibit 2.2 - Third Amended and Restated Operating Agreement (3)

Exhibit 2.3 - First Amendment to the Third Amended and Restated Limited Liability Company Agreement (5)

Exhibit 2.4 - Second Amendment to the Third Amended and Restated Limited Liability Company Agreement (6)

Exhibit 2.5 - Third Amendment to the Third Amended and Restated Limited Liability Company Agreement (7)

Exhibit 2.6 - Fourth Amendment to the Third Amended and Restated Limited Liability Company Agreement (8)

Exhibit 3.1 - Standard Form of Series Designation (6)

Exhibit 4.1 - Amended and Restated Standard Form of Subscription Agreement (8)

Exhibit 6.1 - Standard Form of Asset Management Agreement (4)

Exhibit 6.2 - Broker of Record Agreement (5)

Exhibit 6.3 - Upper90 Secured Demand Promissory Term Note

Exhibit 8.1 - Amended and Restated Subscription Escrow Agreement (5)

Exhibit 8.2 - Custodian Agreement with DriveWealth, LLC

Exhibit 11.1 - Consent of EisnerAmper LLP

Exhibit 13.1 - Testing the Waters Materials for Series #69BM1 (1)

Exhibit 15.1 - Draft Offering Statement previously submitted pursuant to Rule 252(d) (2)

(1)Previously filed as an Exhibit to the Company’s Form 1-A filed with the Commission on June 30, 2017

(2)Previously filed as an Exhibit to the Company’s Form 1-A/A filed with the Commission on July 13, 2017

(3)Previously filed as an Exhibit to Amendment 13 to the Company’s Form 1-A POS filed with the Commission on February 25, 2019

(4)Previously filed as an Exhibit to Amendment 14 to the Company’s Form 1-A POS filed with the Commission on May 3, 2019

(5)Previously filed as an Exhibit to Form 1-U filed with the Commission on June 12, 2019

(6)Previously filed as an Exhibit to Amendment 15 to the Company’s Form 1-A POS filed with the Commission on July 8, 2019

(7)Previously filed as an Exhibit to Amendment 16 to the Company’s Form 1-A POS filed with the Commission on August 29, 2019

(8)Previously filed as an Exhibit to Amendment 18 to the Company’s Form 1-A POS filed with the Commission on October 11, 2019

III-1

III-1

SIGNATURES

Pursuant to the requirements of Regulation A, the issuer has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RSE COLLECTION, LLC

By: RSE Markets, Inc., its managing member

By: /s/ Christopher Bruno

Name: Christopher Bruno

Title: President

This report has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Christopher Bruno Name: Christopher Bruno	President of RSE Markets, Inc. (Principal Executive Officer)	April 29, 2020

/s/ Maximilian F. Niederste-Ostholt Name: Maximilian F. Niederste-Ostholt	Chief Financial Officer of RSE Markets, Inc. (Principal Financial Officer)	April 29, 2020
RSE MARKETS, INC. By: /s/ Christopher Bruno Name: Christopher Bruno Title: President	Managing Member	April 29, 2020